[MERRILL LYNCH LOGO OMITTED]                      [COUNTRYWIDE LOGO OMITTED]

[KEYBANK LOGO OMITTED]                            [IXIS LOGO OMITTED]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                         $2,827,838,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
CLASS A-1, CLASS A-1D, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-4FL, CLASS
 A-SB, CLASS A-5, CLASS A-1A, CLASS AM, CLASS AJ, CLASS B, CLASS C AND CLASS D

-------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1
                                    Issuer

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                             Mortgage Loan Sellers

                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                Master Servicer

                           J.E. ROBERT COMPANY, INC.
                               Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION
                                    Trustee

                              ABN AMRO BANK N.V.
                                 Fiscal Agent

                               NOVEMBER 14, 2005

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investments Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                            KEYBANC CAPITAL MARKETS
MORGAN STANLEY                                              GOLDMAN, SACHS & CO.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                INITIAL
             EXPECTED         CERTIFICATE         APPROX.
              RATINGS      PRINCIPAL BALANCE   TOTAL INITIAL
          ---------------     OR NOTIONAL          CREDIT
  CLASS    MOODY'S   S&P       AMOUNT (1)         SUPPORT
--------- --------- ----- ------------------- ---------------

    A-1      Aaa     AAA     $   98,700,000       30.0000%
   A-1D      Aaa     AAA     $   75,000,000       30.0000%
    A-2      Aaa     AAA     $  196,600,000       30.0000%
    A-3      Aaa     AAA     $   94,677,000       30.0000%
    A-4      Aaa     AAA     $  150,000,000       30.0000%
   A-4FL     Aaa     AAA     $  150,000,000       30.0000%
   A-SB      Aaa     AAA     $  176,000,000       30.0000%
    A-5      Aaa     AAA     $1,069,709,000       30.0000%
   A-1A      Aaa     AAA     $  140,930,000       30.0000%
    AM       Aaa     AAA     $  307,374,000       20.0000%
     AJ      Aaa     AAA     $  234,372,000       12.3750%
     B       Aa2      AA     $   53,791,000       10.6250%
     C       Aa3     AA-     $   26,895,000        9.7500%
     D        A2      A      $   53,790,000        8.0000%

              APPROX.
            PERCENTAGE
            OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
             MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
  CLASS    POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)       RATE TYPE
--------- -------------- ----------------- -------------- -------------- --------------

    A-1    3.211%              2.974        01/06-08/10        8/2010       (3)
   A-1D    2.440%              2.974        01/06-08/10        8/2010       (3)
    A-2    6.396%              4.856        08/10-11/10       11/2010       (3)
    A-3    3.080%              6.725        08/12-09/12        9/2012       (3)
    A-4    4.880%              6.839        09/12-11/12       11/2012       (3)
   A-4FL   4.880%              6.839        09/12-11/12       11/2012       LIBOR + %
   A-SB    5.726%              7.043        11/10-02/15        2/2015       (3)
    A-5   34.802%              9.661        02/15-09/15        9/2015       (3)
   A-1A    4.585%              9.416        01/06-09/15        9/2015       (3)
    AM    10.000%              9.838        09/15-10/15       10/2015       (3)
     AJ    7.625%              9.847        10/15-10/15       10/2015       (3)
     B     1.750%              9.870        10/15-11/15       11/2015       (3)
     C     0.875%              9.931        11/15-11/15       11/2015       (3)
     D     1.750%              9.931        11/15-11/15       11/2015       (3)

NON-OFFERED CERTIFICATES(5)

                                       INITIAL
                                     CERTIFICATE           APPROX.
           EXPECTED RATINGS        PRINCIPAL BALANCE     TOTAL INITIAL
           ----------------           OR NOTIONAL           CREDIT
 CLASS     MOODY'S    S&P               AMOUNT(1)           SUPPORT
-------    -------    ---      ----------------------- ---------------

    E       (5)       (5)         $     30,738,000         7.0000%
    F       (5)       (5)         $     53,790,000         5.2500%
    G       (5)       (5)         $     30,738,000         4.2500%
    H       (5)       (5)         $     34,579,000         3.1250%
    J       (5)       (5)         $      7,685,000         2.8750%
    K       (5)       (5)         $     11,526,000         2.5000%
    L       (5)       (5)         $     11,527,000         2.1250%
    M       (5)       (5)         $      3,842,000         2.0000%
    N       (5)       (5)         $      7,684,000         1.7500%
    P       (5)       (5)         $     11,527,000         1.3750%
    Q       (5)       (5)         $     42,264,027         0.0000%
    X       (5)       (5)         $  3,073,738,027(4)           NA

            APPROX.
          PERCENTAGE     WEIGHTED
          OF INITIAL      AVERAGE      PRINCIPAL    ASSUMED FINAL
           MORTGAGE        LIFE         WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   (YEARS)(2)   (MO./YR.)(2)      DATE(2)       RATE TYPE
------- -------------- ------------ -------------- -------------- --------------

    E       1.000%           (5)           (5)            (5)           (3)
    F       1.750%           (5)           (5)            (5)           (3)
    G       1.000%           (5)           (5)            (5)           (3)
    H       1.125%           (5)           (5)            (5)           (3)
    J       0.250%           (5)           (5)            (5)           (3)
    K       0.375%           (5)           (5)            (5)           (3)
    L       0.375%           (5)           (5)            (5)           (3)
    M       0.125%           (5)           (5)            (5)           (3)
    N       0.250%           (5)           (5)            (5)           (3)
    P       0.375%           (5)           (5)            (5)           (3)
    Q       1.375%           (5)           (5)            (5)           (3)
    X           NA           (5)           (5)            (5)           (3)

--------------------
(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates)
      and the other Modeling Assumptions described in the prospectus supplement.
(3)   The pass-through rates on the class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5,
      A-1A, AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv)
      the weighted average of certain net mortgage rates on the mortgage loans
      (in each case adjusted, if necessary, to accrue on the basis of 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of an interest rate swap contract, the pass-through rate for the class A-4FL certificates will be based on one month LIBOR plus a specified percentage; provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-4FL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class A-4FL certificates may convert to a rate described herein in clause (i), (ii) or (iii) of the first sentence of this footnote (3).
(4)   The class X certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class X certificates for each distribution date will equal the rate described in the prospectus supplement.
(5)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE    Sequential pay REMIC. Class A-1, A-1D, A-2, A-3, A-4, A-4FL,
              A-SB, A-5, A-1A, AM, AJ, B, C and D certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers or with institutional accredited investors.

CUT-OFF DATE  References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in December 2005 or, with respect to those mortgage loans, if any, that have their
              respective first payment dates in January 2006, December 1, 2005.
              Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL The mortgage pool consists of 169 mortgage loans with an aggregate initial mortgage pool balance of $3,073,738,028, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 299 mortgaged real properties located throughout
              42 states.

LOAN GROUPS   For purposes of making distributions to the class A-1, A-1D, A-2,
              A-3, A-4, A-4FL, A-SB, A-5 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 156 mortgage loans, representing approximately 95.4% of the initial mortgage pool balance and that are secured by the various
              property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 13 mortgage loans, representing approximately 4.6% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 57.8% of all the mortgage loans secured by multifamily properties).

ISSUER        Merrill Lynch Mortgage Trust 2005-CKI1

DEPOSITOR     Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN Merrill Lynch Mortgage Lending, Inc. (MLML)...55.3% of the
              initial mortgage pool balance

SELLERS       Countrywide Commercial Real Estate Finance, Inc. (CRF)....34.3% of
              the initial mortgage pool balance
              KeyBank National Association (KEY)7.2% of the initial
              mortgage pool balance
              IXIS Real Estate Capital Inc. (IXIS)3.3% of the initial
              mortgage pool balance

UNDERWRITERS  Merrill Lynch, Pierce, Fenner & Smith Incorporated
              Countrywide Securities Corporation
              KeyBanc Capital Markets, a Division of McDonald Investments Inc.
              IXIS Securities North America Inc.
              Morgan Stanley & Co. Incorporated
              Goldman, Sachs & Co.

TRUSTEE       LaSalle Bank National Association

FISCAL AGENT  ABN AMRO Bank N.V.

MASTER SERVICER KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER J. E. Robert Company Inc.

RATING AGENCIES Moody's Investors Service, Inc.
                Standard & Poor's Ratings Services, a division of The
                McGraw-Hill Companies, Inc.

SWAP COUNTERPARTY Expected to be Merrill Lynch Capital Services, Inc.
FOR CLASS A-4FL

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

DENOMINATIONS  $25,000 minimum for the offered certificates.

CLOSING DATE   On or about December 7, 2005.

SETTLEMENT     Book-entry through DTC for all offered certificates.
TERMS

DETERMINATION  For any distribution date, the fourth business day prior to
DATE           the distribution date, except that in the case of certain
               mortgage loans, the master servicer may, as described in the prospectus supplement make its determination as to the
               collections received as of a later date during each month.

DISTRIBUTION   The 12th day of each month or, if the 12th day is not a
DATE           business day, the next succeeding business day, beginning in
               January 2006.

DAY COUNT      30/360 (or, in the case of the class A-4FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, actual/360).

INTEREST Each  class of offered certificates will be entitled on each distribution date to interest accrued during DISTRIBUTIONS the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date; provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-4FL certificates will, for each
               distribution date, begin on the prior distribution date (or, in the case of the initial such interest accrual period, on the closing date) and end on the business day preceding the subject distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year (or, in the case of the class A-4FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date:
               first, the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A and X certificates, pro rata and pari passu; second, the class AM certificates; third, the class AJ certificates; and then the respective remaining classes of certificates with principal balances, sequentially in alphabetical order of class
               designation. In general, payments of interest in respect of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group
               2, and payments of interest in respect of the class X
               certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups. Furthermore, notwithstanding the foregoing, payments of interest with respect to the class A-4FL certificates out of collections on the mortgage loans will be calculated on a
               30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap agreement for interest calculated on an actual/360 basis at a LIBOR-based rate.
               No class of certificates will provide credit support for any failure on the part of the swap counterparty to make any required payment under the swap contract. Interest payments with respect to the class A-4FL certificates will be subject to reduction if the weighted average of certain net interest rates on the
               mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PRINCIPAL     Except as described below, principal will be distributed on each
DISTRIBUTIONS distribution date, to the extent of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will generally be made, to the extent of available funds (i) to the class A-1 and A-1D certificates (on a pro rata and pari passu basis), the class A-2 certificates, the class A-3 certificates, the class A-4 and A-4FL certificates (on a pro rata and pari passu basis), the class A-SB certificates and the class A-5
              certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group
              2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-5 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

              Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal with respect to the class A-1,
              A-1D, A-2, A-3, A-4 and A-4FL certificates on that distribution date).

              If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 and A-1A certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis.

              Following retirement of the class A-1, A-1D, A-2, A-3, A-4,
              A-4FL, A-SB, A-5 and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D, E, F, G,
              H, J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES        Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis, to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB,
              A-5 and A-1A certificates.

PREPAYMENT    Any prepayment premiums or yield maintenance charges collected
PREMIUMS AND  will be distributed to certificateholders and/or the swap
YIELD         counterparty on the distribution date following the collection
MAINTENANCE   period in which the prepayment premium was received. On each
CHARGES       distribution date, the holders of each class of offered
              certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

              charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates
              (or, in the case of the class A-4FL certificates, the
              pass-through rate that would be payable thereon without regard to the related interest rate swap agreement as described under
              "Interest Distributions" above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the
              numerator of which is equal to the amount of principal
              distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total
              principal distribution amount for that distribution date;
              provided that, if the A-5 and A-1A classes were both outstanding
              (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total
              principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan. HOWEVER, AS LONG AS THE RELATED SWAP AGREEMENT IS IN EFFECT
              AND THERE IS NO CONTINUING PAYMENT DEFAULT THEREUNDER, ANY
              PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE ALLOCABLE TO THE
              CLASS A-4FL CERTIFICATES WILL BE PAYABLE TO THE SWAP
              COUNTERPARTY.

              The portion, if any, of the prepayment premiums or yield
              maintenance charges remaining after any payments described above will be distributed to the holders of the class X certificates.

              All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES      The master servicer and, if it fails to do so, the trustee (or the fiscal agent if the trustee fails to do so), will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of
              P&I advances, subject to appraisal reductions that may occur.

APPRAISAL     If any of certain adverse events or circumstances described in the
REDUCTIONS    prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan
              (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the
              certificates.

              A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL      The master servicer, the special servicer and certain
TERMINATION   certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated
              principal balance of the mortgage loans is less than approximately
              1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

              unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

              In addition, if, following the date on which the total principal balances of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5,
              A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional
              conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Z, R-I and R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING   The most subordinate class of principal balance certificates that
CLASS         has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates;
              provided, however, that if such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

              Notwithstanding the foregoing, however, the Glendale Galleria mortgage loan is part of a loan combination that involves three other loans that will not be included in the trust (each, a
              "non-trust loan"), one of which will be pari passu in right of payment with, and two of which will be subordinate in right of payment to, the Glendale Galleria mortgage loan in the trust. The holder of a related subordinate non-trust loan, for so long as that subordinate non-trust loan has an unpaid principal balance, net of any existing related appraisal reduction amounts allocable thereto, equal to or greater than 25% of its then outstanding principal balance (without taking into account any appraisal reduction amount) will have the right to direct or advise the special servicer with respect to certain specified servicing actions with respect to the Glendale Galleria loan combination.
              See "Description of the Mortgage Pool--Loan Combinations" in the
              prospectus supplement.

              See "Description of the Mortgage Pool--Loan Combinations" in the
              prospectus supplement for more information regarding loan
              combinations.

ERISA         The offered certificates (other than the class A-4FL
              certificates) are expected to be ERISA eligible.

SMMEA         The offered certificates will not be "mortgage related securities"
              for the purposes of the Secondary Mortgage Market Enhancement Act of 1984.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

CONTACTS

  MERRILL LYNCH & CO.         COUNTRYWIDE SECURITIES CORPORATION
     John Mulligan                      Tom O' Hallaron
(212) 449-3860 (Phone)              (818) 225-6353 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4032 (Fax)

       Max Baker                           Stew Ward
(212) 449-3860 (Phone)              (818) 225-6353 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4032 (Fax)

       Rich Sigg                        Chris Tokarski
(212) 449-3860 (Phone)              (818) 225-6331 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4179 (Fax)

     David Rodgers
(212) 449-3611 (Phone)
 (212) 449-3589 (Fax)

     Malay Bansal
(212) 449-1302 (Phone)
 (212) 449-3589 (Fax)

KEYBANC CAPITAL MARKETS       IXIS SECURITIES NORTH AMERICA INC.        MORGAN STANLEY
     Joe Chinnici                         Greg Murphy                    Kara McShane
(216) 689-0281 (Phone)              (212) 891-6282 (Phone)          (212) 761-2164 (Phone)
 (216) 689-4233 (Fax)                (212) 891-3454 (Fax)            (212) 507-5062 (Fax)

    Audrey Saccardi                       Barry Funt                      Jon Miller
(216) 689-0302 (Phone)              (212) 891-1836 (Phone)          (212) 761-1317 (Phone)
 (216) 689-0950 (Fax)                 (212 891-3411 (Fax)            (212) 507-6994 (Fax)

     Gary Andrews
(216) 689-3569 (Phone)
 (216) 689-0996 (Fax)

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool. If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of an A/B loan combination excludes the related B-note non-trust loan.
Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property), statistical information presented with respect to the Glendale Galleria mortgage loan excludes the related non-trust loans.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------

                                                                                          ALL MORTGAGE
                                                                                              LOANS

Initial mortgage pool balance .......................................................   $ 3,073,738,028
Number of pooled mortgage loans .....................................................               169
Number of mortgaged properties ......................................................               299
Percentage of Investment Grade Loans(1) .............................................               9.9%
Average cut-off date principal balance ..............................................   $    18,187,799
Largest cut-off date principal balance ..............................................   $   208,000,000
Smallest cut-off date principal balance .............................................   $       299,242
Weighted average mortgage interest rate .............................................            5.2788%
Highest mortgage interest rate ......................................................            6.5770%
Lowest mortgage interest rate .......................................................            4.6250%
Number of Cross Collateralized Mortgage Loans .......................................                 4
Cross Collateralized Mortgage Loans as a % of IPB ...................................              13.0%
Number of Multi Property Mortgage Loans .............................................                18
Multi Property Mortgage Loans as a % of IPB .........................................             32.3%
Weighted average underwritten debt service coverage ratio(2) ........................              1.63x
Maximum underwritten debt service coverage ratio ....................................              6.16x
Minimum underwritten debt service coverage ratio ....................................              1.08x
Weighted average cut-off date loan-to-value ratio(2) ................................              69.2%
Maximum cut-off date loan-to-value ratio ............................................              80.0%
Minimum cut-off date loan-to-value ratio ............................................              19.3%
Weighted average original term to maturity or anticipated repayment date (months) ...               110
Maximum original term to maturity or anticipated repayment date (months) ............               185
Minimum original term to maturity or anticipated repayment date (months) ............                44
Weighted average remaining amort term (months) ......................................               345
Maximum remaining amort term (months) ...............................................               360
Minimum remaining amort term (months) ...............................................               177

                                                                                              LOAN                LOAN
                                                                                             GROUP 1             GROUP 2

Initial mortgage pool balance .......................................................   $ 2,932,799,943      $ 140,938,085
Number of pooled mortgage loans .....................................................               156                 13
Number of mortgaged properties ......................................................               286                 13
Percentage of Investment Grade Loans(1) .............................................              10.4%               0.0%
Average cut-off date principal balance ..............................................   $    18,800,000      $  10,841,391
Largest cut-off date principal balance ..............................................   $   208,000,000      $  35,000,000
Smallest cut-off date principal balance .............................................   $       299,242      $   2,125,000
Weighted average mortgage interest rate .............................................            5.2800%            5.2540%
Highest mortgage interest rate ......................................................            6.5770%            5.8750%
Lowest mortgage interest rate .......................................................            4.6250%            5.0000%
Number of Cross Collateralized Mortgage Loans .......................................                 4                  0
Cross Collateralized Mortgage Loans as a % of IPB ...................................              13.6%               0.0%
Number of Multi Property Mortgage Loans .............................................                18                  0
Multi Property Mortgage Loans as a % of IPB .........................................              33.8%               0.0%
Weighted average underwritten debt service coverage ratio(2) ........................              1.64x              1.47x
Maximum underwritten debt service coverage ratio ....................................              6.16x              2.05x
Minimum underwritten debt service coverage ratio ....................................              1.08x              1.20x
Weighted average cut-off date loan-to-value ratio(2) ................................              68.9%              75.2%
Maximum cut-off date loan-to-value ratio ............................................              80.0%              80.0%
Minimum cut-off date loan-to-value ratio ............................................              19.3%              57.2%
Weighted average original term to maturity or anticipated repayment date (months) ...               110                120
Maximum original term to maturity or anticipated repayment date (months) ............               185                120
Minimum original term to maturity or anticipated repayment date (months) ............                44                120
Weighted average remaining amort term (months) ......................................               345                359
Maximum remaining amort term (months) ...............................................               360                360
Minimum remaining amort term (months) ...............................................               177                357

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

--------------------
(1)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the Glendale Galleria, International Home
     Furnishings Center, Blue Cross Building and The Plaza loans have credit characteristics consistent with investment-grade rated obligations.

(2)  As described in the prospectus supplement, the debt service coverage ratios with respect to certain mortgage loans were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of the respective cut-off date principal balances or taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------
                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

--------------------------------------------------------------------------------

                                             % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

                      % OF INITAL
                     MORTGAGE POOL                                                                      SELF     MIXED  MANUFACTURED
       STATE            BALANCE     RETAIL   OFFICE   HOSPITALITY   MULTIFAMILY   INDUSTRIAL   OTHER   STORAGE    USE      HOUSING

California ........       20.7       12.5      4.4         1.1          0.6           0.5       0.0      0.6      1.0        0.0
 Southern(1) ......       16.5       10.3      3.2         0.9          0.4           0.5       0.0      0.2      1.0        0.0
 Northern(1) ......        4.2        2.2      1.2         0.2          0.2           0.0       0.0      0.4      0.0        0.0
Texas .............        7.7        2.0      3.9         1.1          0.2           0.0       0.0      0.5      0.0        0.0
New York ..........        7.3        2.3      1.8         0.0          1.5           1.5       0.0      0.2      0.0        0.0
Florida ...........        6.1        2.6      0.0         3.0          0.0           0.2       0.0      0.3      0.0        0.0
Virginia ..........        5.9        3.4      2.4         0.0          0.0           0.0       0.0      0.1      0.0        0.0
Louisiana .........        5.5        4.7      0.7         0.1          0.0           0.0       0.0      0.0      0.0        0.0
North Carolina ....        5.0        1.1      0.0         0.4          0.2           0.0       3.3      0.0      0.0        0.0
Arizona ...........        3.9        1.9      0.1         0.0          0.2           1.7       0.0      0.1      0.0        0.0
Georgia ...........        3.4        1.6      1.1         0.0          0.4           0.1       0.0      0.1      0.2        0.0
Delaware ..........        3.4        0.2      3.2         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Nevada ............        2.9        1.5      1.3         0.0          0.0           0.0       0.0      0.2      0.0        0.0
New Jersey ........        2.7        1.2      0.3         0.0          0.8           0.4       0.0      0.0      0.0        0.0
Colorado ..........        2.1        2.0      0.1         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Minnesota .........        2.0        0.0      0.5         0.8          0.0           0.0       0.0      0.0      0.6        0.0
Washington ........        1.7        1.4      0.0         0.0          0.0           0.2       0.0      0.0      0.0        0.0
Oregon ............        1.5        0.0      0.0         0.0          1.4           0.0       0.0      0.0      0.0        0.0
Connecticut .......        1.5        0.3      0.1         0.0          0.0           0.4       0.0      0.1      0.5        0.0
Michigan ..........        1.4        0.7      0.4         0.3          0.0           0.0       0.0      0.0      0.0        0.0
Kentucky ..........        1.3        0.4      0.8         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Pennsylvania ......        1.3        0.2      0.8         0.0          0.0           0.0       0.0      0.2      0.0        0.0
Indiana ...........        1.2        0.4      0.0         0.1          0.7           0.0       0.0      0.0      0.0        0.0
Utah ..............        1.2        0.0      0.0         0.5          0.7           0.0       0.0      0.1      0.0        0.0
Missouri ..........        1.1        0.0      0.0         0.0          0.9           0.1       0.0      0.1      0.0        0.0
Ohio ..............        1.1        0.1      0.9         0.0          0.0           0.0       0.0      0.1      0.0        0.0
Wisconsin .........        1.0        0.3      0.0         0.3          0.0           0.0       0.0      0.0      0.0        0.5
Maryland ..........        1.0        0.0      0.0         1.0          0.0           0.0       0.0      0.0      0.0        0.0
Illinois ..........        1.0        0.0      0.9         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Kansas ............        0.8        0.0      0.0         0.4          0.4           0.0       0.0      0.0      0.0        0.0
Alabama ...........        0.8        0.6      0.0         0.0          0.0           0.0       0.0      0.2      0.0        0.0
Tennessee .........        0.7        0.3      0.1         0.2          0.0           0.0       0.0      0.1      0.0        0.0
Massachusetts .....        0.7        0.5      0.0         0.0          0.0           0.0       0.0      0.2      0.0        0.0
South Carolina ....        0.5        0.4      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Rhode Island ......        0.5        0.0      0.5         0.0          0.0           0.0       0.0      0.0      0.0        0.0
West Virginia .....        0.4        0.4      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
New Mexico ........        0.2        0.2      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Arkansas ..........        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Oklahoma ..........        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Mississippi .......        0.1        0.1      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Iowa ..............        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
New Hampshire......        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Idaho .............        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Nebraska ..........        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
                         -----       ----     ----        ----          ---           ---       ---      ---      ---        ---
Total .............      100.0%      43.4%    24.3%       10.0%         7.9%          5.0%      3.3%     3.2%     2.4%       0.5%
                         =====       ====     ====        ====          ===           ===       ===      ===      ===        ===

--------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         12       $  602,700,000         19.6%
Single Tenant ....................................         17       $  219,688,650          7.1%
Loans  (greater than) 50% Single Tenant ..........         38       $  357,910,080         11.6%
Current Secondary Debt ...........................          9       $  414,393,732         13.5%
Future Secondary Debt Permitted ..................         26       $  877,559,224         28.6%
Lockbox ..........................................         72       $2,099,837,131         68.3%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         70       $1,090,356,832         45.3%
 Real Estate Tax .................................        143       $2,476,252,769         80.6%
 Insurance .......................................        117       $2,001,616,358         65.1%
 Replacement Reserves ............................        134       $2,282,382,819         74.3%

SELECT CHARACTERISTICS OF LOAN GROUP 1

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................          9       $  541,000,000         18.4%
Single Tenant ....................................         17       $  219,688,650          7.5%
Loans  (greater than)  50% Single Tenant .........         38       $  357,910,080         12.2%
Current Secondary Debt ...........................          9       $  414,393,732         14.1%
Future Secondary Debt Permitted ..................         25       $  866,679,224         29.6%
Lockbox ..........................................         71       $2,082,407,131         71.0%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         70       $1,090,356,832         45.3%
 Real Estate Tax .................................        130       $2,335,314,684         79.6%
 Insurance .......................................        105       $1,862,803,273         63.5%
 Replacement Reserves ............................        122       $2,148,444,733         73.3%

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         3          $ 61,700,000         43.8%
Single Tenant ....................................         0          $          0          0.0%
Loans  (greater than)  50% Single Tenant .........         0          $          0          0.0%
Current Secondary Debt ...........................         0          $          0          0.0%
Future Secondary Debt Permitted ..................         1          $ 10,880,000          7.7%
Lockbox ..........................................         1          $ 17,430,000         12.4%
Escrow Type(1)
 Real Estate Tax .................................        13          $140,938,085        100.0%
 Insurance .......................................        12          $138,813,085         98.5%
 Replacement Reserves ............................        12          $133,938,085         95.0%

--------------------
(1)  Does not include mortgage loans with upfront reserves.
(2)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use, industrial and other properties.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

                                                            % OF       % OF       % OF
                                            AGGREGATE      INITIAL    INITIAL   INITIAL
          RANGE OF           NUMBER OF       CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
          CUT-OFF             MORTGAGE   DATE PRINCIPAL     POOL       LOAN       LOAN
     DATE BALANCES ($)         LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
--------------------------- ----------- ---------------- ---------- ---------- ---------

     299,242 -   2,999,999       19      $   41,197,592    1.3%       1.3%       1.5%
   3,000,000 -   3,999,999        9          31,468,940    1.0        1.0        2.5
   4,000,000 -   4,999,999       20          91,173,370    3.0        2.7        9.3
   5,000,000 -   5,999,999       11          60,065,441    2.0        2.0        0.0
   6,000,000 -   6,999,999       16         103,150,863    3.4        3.3        4.8
   7,000,000 -   7,999,999        6          43,122,141    1.4        1.2        5.0
   8,000,000 -   9,999,999       10          88,125,374    2.9        2.7        6.4
  10,000,000 -  12,999,999       15         168,454,859    5.5        5.4        7.7
  13,000,000 -  19,999,999       22         352,284,896   11.5       10.9       23.9
  20,000,000 -  49,999,999       28         783,509,252   25.5       24.8       39.0
  50,000,000 -  99,999,999        8         561,070,789   18.3       19.1        0.0
 100,000,000 - 208,000,000        5         750,114,512   24.4       25.6        0.0
---------------------------      --      --------------  -----      -----      -----
  Total:                        169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: $299,242       MAX: $208,000,000
-----------------------------------------------------------------------------------------
   WTD. AVERAGE: $18,187,799
---------------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

                                              % OF       % OF       % OF
                              AGGREGATE      INITIAL    INITIAL   INITIAL
               NUMBER OF       CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
   RANGE OF     MORTGAGE   DATE PRINCIPAL     POOL       LOAN       LOAN
  DSCRS (X)      LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
------------- ----------- ---------------- ---------- ---------- ---------

  1.08 - 1.19       2      $   31,700,000    1.0%       1.1%       0.0%
  1.20 - 1.24      23         313,797,613   10.2       10.0       14.4
  1.25 - 1.29      36         665,124,091   21.6       22.2        9.2
  1.30 - 1.34      25         278,835,443    9.1        8.2       27.1
  1.35 - 1.39      16         247,924,687    8.1        8.3        3.0
  1.40 - 1.44      11          97,856,323    3.2        3.3        0.0
  1.45 - 1.49      18         185,199,145    6.0        6.2        2.5
  1.50 - 1.59      16         400,288,131   13.0       13.6        0.0
  1.60 - 1.99      16         714,225,967   23.2       22.5       39.0
  2.00 - 3.49       4          18,786,628    0.6        0.4        4.8
  3.50 - 6.16       2         120,000,000    3.9        4.1        0.0
-------------      --      --------------  -----      -----      -----
  Total:          169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: 1.08X       MAX: 6.16X
---------------------------------------------------------------------------
WTD. AVERAGE: 1.63X
-------------------------------------------------------------------------

MORTGAGE RATE (%)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
                      NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
      RANGE OF         MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 MORTGAGE RATES (%)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

  4.6250 - 4.7499          2      $  173,624,512     5.6%       5.9%       0.0%
  4.7500 - 4.9999          8         266,540,302     8.7        9.1        0.0
  5.0000 - 5.2499         55       1,264,569,372    41.1       40.3       59.2
  5.2500 - 5.4999         54         833,385,870    27.1       27.2       25.3
  5.5000 - 5.5999         15         157,554,317     5.1        5.2        3.1
  5.6000 - 5.6999         17         187,133,165     6.1        6.4        0.0
  5.7000 - 5.7499          2          28,953,306     0.9        1.0        0.0
  5.7500 - 5.9999         10          51,013,685     1.7        1.1       12.4
  6.0000 - 6.2499          3          54,664,434     1.8        1.9        0.0
  6.2500 - 6.5770          3          56,299,065     1.8        1.9        0.0
--------------------      --      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 4.6250%           MAX: 6.5770%
-----------------------------------------------------------------------------------
WTD. AVERAGE: 5.2788%
---------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   AGGREGATE       % OF       % OF       % OF
                                    CUT-OFF       INITIAL    INITIAL   INITIAL
     RANGE OF       NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
 CUT-OFF DATE LTV    MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
    RATIOS (%)        LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
------------------ ----------- ---------------- ---------- ---------- ---------

  19.3 - 24.9            2      $   20,299,242    0.7%       0.7%       0.0%
  25.0 - 49.9            5         267,661,899    8.7        9.1        0.0
  50.0 - 59.9           16         245,737,685    8.0        8.2        3.2
  60.0 - 64.9           14         100,003,968    3.3        3.2        4.8
  65.0 - 69.9           24         280,198,836    9.1        9.3        4.6
  70.0 - 74.9           44         968,814,152   31.5       30.9       43.6
  75.0 - 79.9           56       1,094,182,246   35.6       35.4       38.9
  80.0 - 80.0            8          96,840,000    3.2        3.1        5.0
------------------      --      --------------  -----      -----      -----
  Total:               169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: 19.3%        MAX: 80.0%
--------------------------------------------------------------------------------
WTD. AVERAGE: 69.2%
------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

                                 AGGREGATE        % OF       % OF       % OF
    RANGE OF                      CUT-OFF        INITIAL    INITIAL   INITIAL
  MATURITY DATE   NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
     OR ARD        MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 LTV RATIOS (%)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
---------------- ----------- ----------------- ---------- ---------- ---------

  0.4 - 24.9           3      $   26,608,984     0.9%       0.9%       0.0%
  25.0 - 49.9         18         396,267,794    12.9       13.4        3.2
  50.0 - 54.9         17         243,927,955     7.9        8.3        0.0
  55.0 - 59.9         29         297,464,762     9.7       10.1        1.5
  60.0 - 62.4         20         242,987,667     7.9        7.8        9.5
  62.5 - 64.9         24         383,606,266    12.5       12.3       17.1
  65.0 - 67.4         19         274,253,806     8.9        8.7       14.0
  67.5 - 69.9         18         431,075,794    14.0       14.3        7.9
  70.0 - 79.1         21         777,545,000    25.3       24.3       46.7
----------------      --      --------------   -----      -----      -----
  Total:             169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 0.4%          MAX: 79.1%
-------------------------------------------------------------------------------
WTD. AVERAGE: 61.3%
-----------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
      RANGE OF        NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
   ORIGINAL TERMS      MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 TO MATURITY (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

   44 - 60                 6      $  244,735,511     8.0%       8.3%       0.0%
   61 - 84                 9         364,223,709    11.8       12.4        0.0
   85 - 120              152       2,426,759,994    79.0       77.9      100.0
  121 - 185                2          38,018,813     1.2        1.3        0.0
--------------------     ---      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 44 MOS.           MAX: 185 MOS.
-----------------------------------------------------------------------------------
WTD. AVERAGE: 110 MOS.
---------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

                                            AGGREGATE        % OF       % OF       % OF
                                             CUT-OFF        INITIAL    INITIAL   INITIAL
          RANGE OF           NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
          ORIGINAL            MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 AMORTIZATION TERMS (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
--------------------------- ----------- ----------------- ---------- ---------- ---------

  Interest Only                  12      $  602,700,000    19.6%      18.4%      43.8%
  180 - 299                       6          93,409,027     3.0        3.2        0.0
  300 - 329                      20         395,390,817    12.9       13.5        0.0
  330 - 360                     131       1,982,238,184    64.5       64.9       56.2
---------------------------     ---      --------------   -----      -----      -----
  Total:                        169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN:1 180 MOS.           MAX: 360 MOS.
------------------------------------------------------------------------------------------
WTD. AVERAGE(1): 346 MOS.
----------------------------------------------------------------------------------------

AMORTIZATION TYPES FOR ALL MORTGAGE LOANS

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
                      NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
                       MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 AMORTIZATION TYPES     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

  IO-ARD                   3      $  106,500,000     3.5%       3.6%       0.0%
  Balloon                 79       1,094,601,191    35.6       35.6       36.0
  Interest Only           12         602,700,000    19.6       18.4       43.8
  IO-Balloon              66       1,200,860,000    39.1       40.0       20.3
  ARD                      8          62,767,094     2.0        2.1        0.0
  Fully Amortizing         1           6,309,742     0.2        0.2        0.0
--------------------      --      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
--------------------     ---      --------------   -----      -----      -----

REMAINING TERM TO MATURITY OR ARD (MOS)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
      RANGE OF        NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
   REMAINING TERMS     MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 TO MATURITY (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

   43 -  84               16      $  676,959,220    22.0%      23.1%       0.0%
   85 - 119              149       2,301,329,994    74.9       74.3       87.6
  120 - 181                4          95,448,813     3.1        2.7       12.4
--------------------     ---      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 43 MOS.           MAX: 181 MOS.
-----------------------------------------------------------------------------------
WTD. AVERAGE: 108 MOS.
---------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

                                         AGGREGATE        % OF       % OF       % OF
                                          CUT-OFF        INITIAL    INITIAL   INITIAL
        RANGE OF          NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
 REMAINING AMORTIZATION    MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
      TERMS (MOS.)          LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
------------------------ ----------- ----------------- ---------- ---------- ---------

    0 - 120                   12      $  602,700,000    19.6%      18.4%      43.8%
  121 - 360                  157       2,471,038,028    80.4       81.6       56.2
------------------------     ---      --------------   -----      -----      -----
  Total:                     169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN:1  177 MOS.           MAX: 360 MOS.
--------------------------------------------------------------------------------------
WTD. AVERAGE(1): 345 MOS.
--------------------------------------------------------------------------------------

PARTIAL IO TERM (MOS)

                                   AGGREGATE
                                    CUT-OFF       % OF INITIAL   % OF INITIAL   % OF INITIAL
                    NUMBER OF         DATE          MORTGAGE       MORTGAGE       MORTGAGE
     RANGE OF        MORTGAGE      PRINCIPAL          POOL           LOAN           LOAN
 PARTIAL IO TERMS     LOANS         BALANCE          BALANCE        GROUP 1       GROUP 2
------------------ ----------- ----------------- -------------- -------------- -------------

   7 - 12           8           $  132,540,000    4.3%           4.5%           0.0%
  13 - 24          30              435,630,000   14.2           14.3           12.5
  25 - 36          19              434,690,000   14.1           14.5            7.7
  49 - 60          12              304,500,000    9.9           10.4            0.0
------------------ --           --------------   -----          -----          -----
  Total:           69           $1,307,360,000   42.5%          43.6%          20.3%
  MIN:  7 MOS.           MAX:  60 MOS.
---------------------------------------------------------------------------------------------
WTD. AVERAGE: 34 MOS.
---------------------------------------------------------------------------------------------

--------------------
(1)  Does not include interest only loans.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                     PERCENT OF REMAINING BALANCE ANALYSIS(1)

              MONTHS SINCE
                 CUT-OFF        NUMBER OF     AGGREGATE REMAINING
   PERIOD         DATE       MORTGAGE LOANS    PRINCIPAL BALANCE
------------ -------------- ---------------- ---------------------

 6/1/2006           6             169          $3,064,833,532.72
 6/1/2007          18             169          $3,044,946,978.10
 6/1/2008          30             169          $3,019,603,729.78
 6/1/2009          42             169          $2,986,786,483.33
 6/1/2010          54             168          $2,901,836,652.81
 6/1/2011          66             163          $2,674,465,240.70
 6/1/2012          78             162          $2,626,497,883.49
 6/1/2013          90             153          $2,189,593,791.87
 6/1/2014         102             153          $2,148,262,222.75
 6/1/2015         114             146          $1,953,025,641.09
 6/1/2016         126               2          $   25,793,559.24
 6/1/2017         138               2          $   24,222,873.98
 6/1/2018         150               2          $   22,564,548.19
 6/1/2019         162               2          $   20,813,686.85
 6/1/2020         174               2          $   18,968,142.25

                     % OF REM                % OF REM               % OF REM
              MORTGAGE POOL BALANCE   MORTGAGE POOL BALANCE   MORTGAGE POOL BALANCE
   PERIOD     LOCK OUT/DEFEASANCE(2)   YIELD MAINTENANCE(3)          OPEN              TOTAL
------------ ----------------------- ----------------------- ---------------------- ------------

 6/1/2006              90.97%                  9.03%                   0.00%            100.00%
 6/1/2007              90.92%                  9.08%                   0.00%            100.00%
 6/1/2008              92.09%                  7.91%                   0.00%            100.00%
 6/1/2009              90.04%                  8.28%                   1.68%            100.00%
 6/1/2010              90.58%                  9.42%                   0.00%            100.00%
 6/1/2011              91.99%                  8.01%                   0.00%            100.00%
 6/1/2012              82.20%                  7.60%                  10.20%            100.00%
 6/1/2013              92.37%                  7.63%                   0.00%            100.00%
 6/1/2014              92.41%                  7.59%                   0.00%            100.00%
 6/1/2015              43.84%                  5.72%                  50.44%            100.00%
 6/1/2016              90.79%                  9.21%                   0.00%            100.00%
 6/1/2017              92.25%                  7.75%                   0.00%            100.00%
 6/1/2018              94.00%                  6.00%                   0.00%            100.00%
 6/1/2019              96.16%                  3.84%                   0.00%            100.00%
 6/1/2020              98.85%                  0.00%                   1.15%            100.00%

--------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Loans which allow either defeasance or yield maintenance are shown as having yield maintenance.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                                   NUMBER OF
                                                   MORTGAGE
                                                    LOANS/
                                       MORTGAGE    MORTGAGED      CUT-OFF DATE        SHADOW
                                         LOAN        REAL           PRINCIPAL         RATING
              LOAN NAME                 SELLER    PROPERTIES         BALANCE      MOODY'S/S&P(1)
------------------------------------- ---------- ------------ ------------------- --------------

 Galileo NXL Retail Portfolio and
  Westminster City Center ...........    MLML       2/19      $  255,000,000.00         NAP
 Ashford Hotel Portfolio ............    MLML       1/10      $  160,490,000.00         NAP
 Glendale Galleria(3) ...............    MLML        1/1      $  153,624,512.18       Baa2/A
 Louisiana Boardwalk ................     CRF        1/1      $  128,000,000.00         NAP
 International Home Furnishings
  Center ............................    IXIS        1/1      $  100,000,000.00       Aaa/AAA
 Galileo NXL Retail Portfolio 2 .....    MLML       1/13      $   99,000,000.00         NAP
 Chase Manhattan Centre .............     CRF        1/1      $   97,293,655.41         NAP
 Younan Portfolio - Dallas ..........     CRF        1/3      $   80,000,000.00         NAP
 U-Haul Self Storage Portfolio V,
  VI and VII ........................    MLML       3/56      $   77,481,551.96         NAP
 Lowe Tyson's Corner ................    MLML        1/2      $   68,000,000.00         NAP
                                                   ------     -----------------
 TOTAL ..............................              13/107     $1,218,889,719.55
                                                              =================

                                         % OF
                                        INITIAL                                 LOAN
                                       MORTGAGE                                BALANCE              CUT-OFF
                                         POOL       PROPERTY      PROPERTY       PER               DATE LTV
              LOAN NAME                 BALANCE       TYPE         SIZE(2)     SF/UNIT   DSCR(X)   RATIO (%)
------------------------------------- ----------  ------------  -----------   --------- --------- ----------

 Galileo NXL Retail Portfolio and
  Westminster City Center ...........     8.3%       Retail      3,482,988     $    73     1.76x      72.4%
 Ashford Hotel Portfolio ............     5.2      Hospitality       1,703     $94,240     1.51       76.0
 Glendale Galleria3 .................     5.0        Retail        660,671(4)  $   423     1.86       44.3
 Louisiana Boardwalk ................     4.2        Retail        544,175     $   235     1.26       79.0
 International Home Furnishings
  Center ............................     3.3         Other      2,706,510     $    37     6.16       30.1
 Galileo NXL Retail Portfolio 2 .....     3.2        Retail      1,588,089     $    62     1.83       73.1
 Chase Manhattan Centre .............     3.2        Office        441,341     $   220     1.27       79.1
 Younan Portfolio - Dallas ..........     2.6        Office      1,005,787     $    80     1.38       71.4
 U-Haul Self Storage Portfolio V,
  VI and VII ........................     2.5     Self Storage   1,149,205     $    67     1.46       73.9
 Lowe Tyson's Corner ................     2.2        Office        431,861     $   157     1.26       67.3
                                         ----                                              ----       ----
 TOTAL ..............................    39.7%                                             1.94X      66.9%
                                                                                          =====       ====

--------------------
(1)  Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, a
     division of The McGraw-Hill Companies, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.

(2)  Property Size is indicated in rooms (for hospitality properties) and square feet (for office, industrial, retail, and self storage properties).

(3)  Such ratios with respect to the Glendale Galleria loan combination are based on the aggregate indebtedness of the Glendale Galleria mortgage loan that will be included in the trust and the Glendale Galleria pari passu non-trust loan, but exclude the Glendale Galleria subordinate non-trust loan.

(4)  The Property Size for Glendale Galleria includes in-line retail and office tenants and does not include the 190,000 square feet Macy's ground lease pad.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER

  [GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                         19
Location (City/State)                                                See Table
Property Type                                                  Anchored Retail
Size (Square Feet)                                                   3,482,988
Physical Percentage Occupancy as of July 11, 2005                     94.5%(1)
Year Built/Renovated                                                 See Table
Appraisal Value                                                   $352,065,000
# of Tenant Leases                                                         349
Average Rent Per Square Foot                                             $7.79
Underwritten Economic Occupancy                                          96.0%
Underwritten Revenues                                              $34,616,187
Underwritten Total Expenses                                         $8,769,027
Underwritten Net Operating Income (NOI)                            $25,847,158
Underwritten Net Cash Flow (NCF)                                   $23,539,209
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                     MLML
 Loan Group                                                                  1
 Origination Date                                              August 10, 2005
 Cut-off Date Principal Balance                                   $255,000,000
 Cut-off Date Loan Balance Per SF/Unit                                     $73
 Percentage of Initial Mortgage Pool Balance                              8.3%
 Number of Mortgage Loans                                                    2
 Type of Security (Fee/Leasehold)                                Fee/Leasehold
 Mortgage Rate                                                         5.1700%
 Amortization Type                                               Interest Only
 IO Period (Months)                                                        120
 Original Term to Maturity/ARD (Months)                                    120
 Original Amortization Term (Months)                                         0
 Lockbox                                                                  Hard
 Cut-off Date LTV Ratio                                                  72.4%
 LTV Ratio at Maturity or ARD                                            72.4%
 Underwritten DSCR on NOI                                                1.93x
 Underwritten DSCR on NCF                                                1.76x
--------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for the Galileo NXL Retail
     Portfolio and Westminster City Center Properties (hereinafter defined) by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                             [LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "Galileo NXL Retail Portfolio and Westminster City Center Loans") are evidenced by two cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 19 anchored community shopping centers (the "Galileo NXL Retail Portfolio and
Westminster City Center Properties"). The table below provides specific information about the Galileo NXL Retail Portfolio and Westminster City Center
Properties. The Galileo NXL Retail Portfolio and Westminster City Center loans represent approximately 8.3% of the initial mortgage pool balance and approximately 8.7% of the initial loan group 1 balance.

The Galileo NXL Retail Portfolio and Westminster City Center Loans were originated on August 10, 2005 and have an aggregate principal balance as of the cut-off date of $255,000,000. The Galileo NXL Retail Portfolio and Westminster
City Center Loans have a remaining term of 117 months to their maturity date of
September 1, 2015. The Galileo NXL Retail Portfolio and Westminster City Center
Loans may be prepaid on or after June 1, 2015, and permit defeasance with
United States government obligations beginning on the earlier of two years after the creation of the securitization trust.

THE PROPERTIES. The Galileo NXL Retail Portfolio and Westminster City Center
Loans are secured by 19 anchored community shopping centers totaling 3,482,988 square feet. The Galileo NXL Retail Portfolio and Westminster City Center
Properties are located in 14 states and six regions, including the Northeast,
Mid-Atlantic, South, Midwest, Mountain West, and West Coast. The largest state concentrations are represented by Florida, with three properties totaling
509,879 square feet (14.6% of total); Georgia, with three properties totaling
471,715 square feet (13.5% of total); and New York, with two properties totaling 440,334 square feet (12.6% of total). No other state represents more than 10% of the portfolio by square footage. The Galileo NXL Retail Portfolio and Westminster City Center Properties were purchased by the Galileo NXL Retail
Portfolio and Westminster City Center Borrowers (as defined below) from NXL (as defined below) (or affiliates thereof) simultaneously with the origination of the Galileo NXL Retail Portfolio and Westminster City Center Loans.

The following table presents certain information regarding the Galileo NXL
Retail Portfolio and Westminster City Center Properties:

-----------------------------------------------------------------------------------------
           GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PROPERTIES
           -------------------------------------------------------------------
                                                                YEAR BUILT/      SQUARE
                PROPERTY             CITY              STATE     RENOVATED       FEET
-----------------------------------------------------------------------------------------

 Westminster City Center .......... Westminster         CO        1996          341,600
 Panama City Square ............... Panama City         FL        1989          289,119
 Parkway Plaza .................... Winston Salem       NC     1960 / 2004      286,405
 Galleria Commons ................. Henderson           NV        1998          276,460
 Shops at Seneca Mall ............. Liverpool           NY     1971 / 1989      235,725
 Merchants Central ................ Winchester          TN        1996          208,123
 Genesee Valley Shopping
   Center ......................... Geneseo             NY        1993          204,609
 Vail Ranch Center ................ Temecula            CA     1997 / 2004      203,904
 Roundtree Place .................. Ypsilanti           MI        1992          195,413
 Perry Marketplace ................ Perry               GA     1992 / 2004      179,973
 Island Plaza ..................... James Island        SC        1994          171,224
 London Marketplace ............... London              KY        1994          169,032
 Perlis Plaza ..................... Americus            GA     1972 / 2003      165,315
 Marketplace at Wycliffe .......... Lake Worth          FL        2002          133,520
 Cordele Square ................... Cordele             GA     1968 / 2002      126,427
 Normandy Square .................. Jacksonville        FL     1976 / 1996       87,240
 Grand Central Plaza .............. Parkersburg         WV        1986           74,017
 Westlane Shopping Center ......... Indianapolis        IN     1968 / 1982       71,490
 Shops at Prospect ................ West Hempfield      PA        1994           63,392
----------------------------------- ---------------- --------     ----          -------
 TOTAL / WEIGHTED AVERAGE .........                                           3,482,988
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PROPERTIES
               -------------------------------------------------------------------
                                   % OF TOTAL                                             APPRAISED
                PROPERTY          SQUARE FEET      OCCUPANCY         PRIMARY TENANT         VALUE
--------------------------------------------------------------------------------------------------------

 Westminster City Center ..........   9.8%           100.0%       Circuit City            $64,800,000
 Panama City Square ...............   8.3%            95.7%         Wal-Mart              $23,250,000
 Parkway Plaza ....................   8.2%            94.9%     Lowes Food Stores         $27,400,000
 Galleria Commons .................   7.9%            82.9%    Burlington Coat Factory    $33,900,000
 Shops at Seneca Mall .............   6.8%            73.4%             K-Mart            $10,600,000
 Merchants Central ................   6.0%            96.7%            Wal-Mart           $13,350,000
 Genesee Valley Shopping
   Center .........................   5.9%           100.0%(1)         Wal-Mart           $18,400,000
 Vail Ranch Center ................   5.9%            96.1%      Stater Bros. Market      $37,900,000
 Roundtree Place ..................   5.6%            98.1%            Wal-Mart           $15,900,000
 Perry Marketplace ................   5.2%            98.0%             Kroger            $12,800,000
 Island Plaza .....................   4.9%            93.2%           Gold's Gym          $11,400,000
 London Marketplace ...............   4.9%           100.0%             K-Mart            $11,450,000
 Perlis Plaza .....................   4.7%            96.6%             Belk's            $ 9,800,000
 Marketplace at Wycliffe ..........   3.8%            96.4%           Winn-Dixie          $26,900,000
 Cordele Square ...................   3.6%            97.1%             Belk's            $ 7,425,000
 Normandy Square ..................   2.5%           100.0%           Winn-Dixie          $ 6,500,000
 Grand Central Plaza ..............   2.1%           100.0%           T.J. Maxx           $ 7,350,000
 Westlane Shopping Center .........   2.1%            95.0%       Marsh Supermarkets      $ 4,340,000
 Shops at Prospect ................   1.8%            94.1%            Redner's           $ 8,600,000
-----------------------------------------          --------    -------------------------  ------------
 TOTAL / WEIGHTED AVERAGE ......... 100.0%            94.5%                               $352,065,000
--------------------------------------------------------------------------------------------------------

--------------------
(1)  The economic occupancy at the Genesee Valley Shopping Center Property is
     100%. However, the physical occupancy is 54.5%. Wal-Mart, the largest tenant, went dark on August 24, 2005 but will continue to pay rent until the expiration of the lease on January 29, 2013.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants of the Galileo NXL Retail Portfolio and Westminster City Center Properties:

--------------------------------------------------------------------------------------------
                              TEN LARGEST TENANTS BY BASE RENT
                              --------------------------------
                                                                CREDIT RATINGS    NUMBER OF
 TENANT                                   PARENT COMPANY        (MOODY'S/S&P)(1)   STORES
--------------------------------------------------------------------------------------------

 Wal-Mart .......................     Wal-Mart Stores Inc.          Aa2/AA           4
 Babies R Us ....................       Toys R Us, Inc.            Caa2/B-           2
 Winn-Dixie .....................    Winn-Dixie Stores Inc.         NR/NR            3
 Circuit City ...................  Circuit City Stores, Inc.        NR/NR            1
 TJ Maxx ........................        TJX Cos. Inc.               A3/A            3
 Burlington Coat Factory ........   Burlington Coat Factory         NR/NR            1
                                        Warehouse Corp.
 Comp USA .......................        Comp USA Inc.              NR/NR            2
 Gordman's ......................        Gordman's Inc.             NR/NR            1
 Wegman's .......................  Wegmans Food Markets Inc.        A-/NR            1
 Kroger .........................        The Kroger Co.           Baa2/BBB-          2
--------------------------------- ---------------------------        ----           --
 TOTAL ..........................                                                   20
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                              TEN LARGEST TENANTS BY BASE RENT
                              --------------------------------
                                                 % OF PORTFOLIO                   % OF PORTFOLIO
 TENANT                             BASE RENT      BASE RENT       SQUARE FEET         GLA
-------------------------------------------------------------------------------------------------

 Wal-Mart ....................... $1,979,802           7.3%          461,079           13.2%
 Babies R Us .................... $  791,187           2.9%           80,734            2.3%
 Winn-Dixie ..................... $  779,176           2.9%           97,074            2.8%
 Circuit City ................... $  731,048           2.7%           58,908            1.7%
 TJ Maxx ........................ $  658,935           2.4%           92,822            2.7%
 Burlington Coat Factory ........ $  637,500           2.4%           85,000            2.4%
 Comp USA ....................... $  634,199           2.3%           49,473            1.4%
 Gordman's ...................... $  613,299           2.3%           54,260            1.6%
 Wegman's ....................... $  608,499           2.2%           77,413            2.2%
 Kroger ......................... $  579,075           2.1%           79,074            2.3%
--------------------------------------------          ----           ---------         ----
 TOTAL .......................... $8,012,719          29.5%          1,135,837         32.6%
-------------------------------------------------------------------------------------------------

--------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Galileo NXL Retail Portfolio and Westminster City Center
Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(2)
                                                  --------------------------
                      NUMBER      SQUARE       % OF        BASE        % OF    CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES      FEET        GLA        RENT     BASE RENT  SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........    NAP       192,451      5.5%          NAP        NAP        192,451        5.5%        NAP           NAP
 Month-to-Month ..     13        43,380      1.2%     $   567,560      2.1%      235,831        6.8%    $   567,560        2.1%
 2005.............     25        66,106      1.9%     $   744,393      2.7%      301,937        8.7%    $ 1,311,953        4.8%
 2006.............     68       379,429     10.9%     $ 2,857,298     10.5%      681,366       19.6%    $ 4,169,251       15.4%
 2007.............     72       398,395     11.4%     $ 3,527,617     13.0%    1,079,761       31.0%    $ 7,696,868       28.4%
 2008.............     48       361,127     10.4%     $ 2,929,128     10.8%    1,440,888       41.4%    $10,625,995       39.2%
 2009.............     38       278,560      8.0%     $ 2,573,131      9.5%    1,719,448       49.4%    $13,199,126       48.7%
 2010.............     15       158,988      4.6%     $ 1,027,970      3.8%    1,878,436       53.9%    $14,227,097       52.5%
 2011 ............     13       206,772      5.9%     $ 2,169,778      8.0%    2,085,208       59.9%    $16,396,875       60.5%
 2012.............     16       389,247     11.2%     $ 3,170,791     11.7%    2,474,455       71.0%    $19,567,666       72.2%
 2013.............      8       170,548      4.9%     $ 1,339,372      4.9%    2,645,003       75.9%    $20,907,038       77.1%
 Thereafter ......     33       837,985     24.1%     $ 6,210,006     22.9%    3,482,988      100.0%    $27,117,044      100.0%
------------------    ---     ---------    -----      -----------    -----     ---------      -----     -----------     ------
 TOTAL ...........    349     3,482,988    100.0%     $27,117,044    100.0%    3,482,988      100.0%    $27,117,044      100.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(2)  Information obtained from the Galileo NXL Retail Portfolio and Westminster
     City Center Borrower's rent roll.

THE BORROWERS. The following Galileo NXL Retail Portfolio and Westminster City
Center Borrowers are associated with the two promissory notes comprising the
Galileo NXL Retail Portfolio and Westminster City Center Loans: Galileo
Westminster LLC; Galileo Vail Ranch, LP; Galileo Galleria, LLC; Galileo Parkway
Plaza, LP; Galileo Marketplace Wycliffe, LLC; Galileo Panama City, LLC; Galileo
Apollo IV Sub LLC; Galileo Roundtree Place, LLC; Galileo Merchants Central LP;
Galileo London Marketplace, LLC; Galileo Shops at Prospect LP; Galileo Grand
Central Plaza LLC and Galileo Normandy Square, LLC (collectively, the "Galileo
NXL Retail Portfolio and Westminster City Center Borrowers"). Each of these entities is a single-purpose Delaware limited liability company or Delaware limited partnership. Galileo America LLC, a Delaware limited liability company
(the "JV"), the members of which are New Plan Australian Member, LLC (3.74%), a
Delaware limited liability company, ERP Australian Member, LLC (1.26%), a

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

Delaware limited liability company, and Galileo America, Inc. (95%), a real estate investment trust (a "REIT") organized under the laws of Maryland, indirectly owns 100% of the beneficial interests in all of the Galileo NXL
Retail Portfolio and Westminster City Center Borrowers.

Galileo America, Inc. is wholly-owned by Galileo Shopping America Trust, which is a publicly traded REIT on the Australian Stock Exchange that was formed in
2003 and that has reported approximately $1.77 billion of assets.(1)

New Plan Australian Member, LLC and ERP Australian Member, LLC are each directly or indirectly owned by New Plan Excel Realty Trust, Inc, ("NXL"), a
NYSE-listed real estate investment trust. NXL is a New York-based REIT that was formed in 1972 and has been publicly traded since 1993. As of October 27, 2005,
NXL's equity market capitalization was valued at over $2.2 billion and its net real estate assets were valued at over $3.5 billion. The 52-week range for
NXL's stock is $20.18 to $28.65.

PROPERTY MANAGEMENT. NXL has retained an ownership interest in the Galileo NXL
Retail Portfolio and Westminster City Center Properties through its 5% stake in
Galileo America LLC, the purchaser of the Galileo NXL Retail Portfolio and
Westminster City Center Properties and the deal sponsor. NXL, which managed the properties prior to their acquisition by the Galileo NXL Retail Portfolio and
Westminster City Center Borrowers, will continue to manage the properties through ERT Australian Management, L.P.

LOCKBOX. At closing the Galileo NXL Retail Portfolio and Westminster City
Center Borrowers established a hard lockbox. The Galileo NXL Retail Portfolio and Westminster City Center Borrowers shall have access to and rights of withdrawal with respect to the rent account until the occurrence of an event of default or if the debt service coverage ratio (DSCR) for the preceding 12 months is less than 1.27x (a "Cash Management Trigger Event").  Upon the occurrence of a Cash Management Trigger Event, the rent account shall be under the sole dominion and control of the lender until the event of default causing the Cash Management Trigger Event has been cured or waived or the DSCR for the preceding 12 months is at least 1.37x for three months.

ESCROWS. The following escrow / reserve accounts have been established with respect to the Galileo NXL Retail Portfolio and Westminster City Center Loans:

--------------------------------------------------------------
                      ESCROWS / RESERVES
                      ------------------
  TYPE:                           INITIAL       MONTHLY
--------------------------------------------------------------
  Taxes ...................     $2,278,202     $336,196
  Insurance ...............       $449,922      $64,275
  Capital Expenditures ....             $0      $43,537
  Immediate Repair Reserves       $224,219           $0
  Rollover Reserves .......       $568,956           $0
  Ground Rent .............        $14,358       $7,179
--------------------------------------------------------------

SUBSTITUTION. Permitted in connection with the $208,000,000 Galileo NXL Retail
Portfolio Loan provided that, among other things, the following conditions are satisfied after giving effect to the substitution: (i) the loan-to-value ratio is less than the lesser of the loan-to-value ratio for the substituted property based on an appraisal not more than 45 days prior to such substitution and the allocated loan amount for such property and 72.5%, (ii) the DSCR is at least equal to the greater of the DSCR in the Preceding Period (as defined herein)
and 1.83x, and (iii) the net operating income (NOI) is at least equal to the
NOI in the Preceding Period. "Preceding Period" is the trailing 12 month period immediately prior to a substitution, release or alteration, as the case may be.
The allocated loan amount of the substitute property or properties shall not exceed, individually or in the aggregate, 33% of the principal balance on the closing date.

PARTIAL DEFEASANCE OF INDIVIDUAL PROPERTIES. Permitted after the second anniversary of securitization for the $208,000,000 Galileo NXL Retail Portfolio
Loan, provided that, among other things, the following conditions are satisfied after giving effect to the release: (i) the DSCR is equal to or greater than the DSCR in the Preceding Period and 1.83x, and (ii) the Galileo NXL Retail
Portfolio Borrowers deposit with the lender U.S. government securities sufficient to make scheduled payments on the loan in the amount of 125% of the allocated loan amount in respect of the released property.

PARCEL RELEASE/PARTIAL DEFEASANCE OF PARCELS. Permitted for unimproved, non-income producing parcels of land (or parking areas with de minimis income)
for addition or expansion of improvements for retail purposes, provided that, among other things, (i) the borrower delivers an officer's certificate stating that the value and the NOI at the remaining property would increase after taking into account the proposed use of the release parcel, (ii) DSCR for the
Preceding Period is not less than 1.83x, in the case of the $208,000,000
Galileo NXL Retail Portfolio Loan, or 1.58x, in the case of the $47,000,000
Westminster City Center Loan, (iii) prior to the second anniversary of securitization, the greater of the appraised value of the parcel and the purchase price of the parcel plus the greater of 1% thereof or yield maintenance thereon is held by the lender as additional collateral, or after the second anniversary of securitization, defeasance in the amount of 125% of the greater of the appraised value of the parcel and the purchase price of the parcel, (iv) the release parcel is subdivided from the remaining property and
(v) the borrower delivers certain legal opinions and officer's certificates.

--------------------
(1)  Based on the $US exchange rate as of September 7, 2005.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

In addition, in the case of the $47,000,000 Westminster City Center Loan, one of the tenants at the property has the option to purchase the parcel it currently leases and a right of first refusal with respect to such parcel, the exercise of which is permitted, provided that, among other things, (i) the release parcel is subdivided from the remaining property, (ii) the borrower delivers certain legal opinions and officer's certificates and (iii) if the
DSCR (excluding the lease that contains the purchase option and right of first refusal) is less than 1.58x on the date of the release, the borrower shall pay to the lender the amount the tenant is required to pay to the borrower under the lease in connection with the purchase and such amount shall be held by the lender as additional collateral for the loan until the DSCR (excluding the lease that contains the purchase option and right of first refusal) exceeds
1.58x for three consecutive payment dates.

PROPERTY ALTERATIONS. Permitted, subject to certain restrictions, including providing a completion guaranty for alterations, in the aggregate, in excess of
$5,000,000 for the $208,000,000 Galileo NXL Retail Portfolio Loan, or in excess of $2,000,000 for the $47,000,000 Westminster City Center Loan, the posting of collateral in the event that NOI during the Preceding Period exceeds by 5% or more the NOI during alteration, or any alteration that would exceed 5% of the principal balance of either loan and the delivery of certain legal opinions and officer's certificate of the borrower. However, alterations which would reduce debt yield during such alteration below 90% of the pre-alteration debt yield or which have an aggregate budgeted cost greater than 15% of the principal balance, are not permitted.

ENVIRONMENTAL INSURANCE(1). Six of the nineteen properties securing the Galileo
NXL Retail Portfolio Loan and Westminster City Center Loan currently have or historically had dry cleaners or gas stations on the premises. The Borrowers have obtained an environmental insurance policy through AIG that provides $2 million of coverage per incident up to a $7.5 million aggregate cap.

----------
(1)  The environmental insurance policy provides blanket coverage for a
     69-property portfolio. The policy has a 5-year term and Galileo NXL Retail
     Portfolio and Westminster City Center Borrower has provided a covenant to renew the policy, subject to the availability of a new policy on commercially reasonable terms.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

ASHFORD HOTEL PORTFOLIO
-----------------------

                        [ASHFORD HOTEL PICTURES OMITTED]

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Properties                                            10
  Location (City/State)                                              See Table
  Property Type                                                    Hospitality
  Size (Rooms)                                                           1,703
  Physical Percentage Occupancy as of June 30, 2005                      73.3%
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $211,100,000
  Underwritten Economic Occupancy                                        73.9%
  Underwritten Revenues                                            $58,216,936
  Underwritten Total Expenses                                      $38,529,664
  Underwritten Net Operating Income (NOI)                          $19,687,271
  Underwritten Net Cash Flow (NCF)                                 $17,358,593
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                            October 13, 2005
  Cut-off Date Principal Balance                                  $160,490,000
  Cut-off Date Loan Balance Per Room                                   $94,240
  Percentage of Initial Mortgage Pool Balance                             5.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                           9 Fee/1 Leasehold
  Mortgage Rate                                                        5.2175%
  Amortization Type                                                 IO-Balloon
  IO Period (Months)                                                        56
  Original Term to Maturity/ARD (Months)                                   116
  Original Amortization Term (Months)                                      300
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 76.0%
  LTV Ratio at Maturity or ARD                                           67.9%
  Underwritten DSCR on NOI                                               1.71x
  Underwritten DSCR on NCF                                               1.51x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                     [ASHFORD HOTEL LOCATION MAPS OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan is evidenced by two pari passu promissory notes
(the "Ashford Hotel Portfolio A-1 Note" and the "Ashford Hotel Portfolio A-2
Note", collectively the "Ashford Hotel Portfolio Loan") secured by a first mortgage encumbering the fee interest in nine full service and extended-stay hotels and leasehold interest in one full service hotel. The hotels, which total 1,703 rooms, are flagged by Marriott, Radisson, Sheraton, and Crowne
Plaza, except one hotel which is independent (each, an "Ashford Hotel Portfolio
Property" and collectively the "Ashford Hotel Portfolio Properties"). The
Ashford Hotel Portfolio Loan represents approximately 5.2% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance. Both the Ashford Hotel Portfolio A-1 Note and the Ashford Hotel
Portfolio A-2 Note will be included in the securitization trust.

The Ashford Hotel Portfolio Loan was originated on October 13, 2005 and has a principal balance as of the cut-off date of $160,490,000. The Ashford Hotel
Portfolio A-1 Note has a principal balance as of the cut-off date of
$90,000,000. The Ashford Hotel Portfolio A-2 Note has a principal balance as of the cut-off date of $70,490,000. The Ashford Hotel Portfolio Loan has a remaining term of 115 months and a scheduled maturity date of July 1, 2015.
Beginning October 13, 2005 and ending the day that is two years after securitization, the Ashford Hotel Portfolio Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United
States government obligations and one percent of the principal balance being repaid. Additionally, the Ashford Hotel Portfolio Loan permits defeasance with
United States governmental obligations beginning two years after the securitization of the Ashford Hotel Portfolio Loan. Finally, the Ashford Hotel
Portfolio Loan may be prepaid without premium on or after June 1, 2015.

THE PROPERTIES. The Ashford Hotel Portfolio Loan is collateralized by 10 properties containing a total of 1,703 rooms. The properties are located in 7 states and will be managed by affiliates of Marriott International, Inc.
("Marriott") and Remington Lodging and Hospitality, LP ("Remington"), an
affiliate of Ashford Hospitality Trust, Inc.

The following tables present certain information relating to the Ashford Hotel
Portfolio Properties:

------------------------------------------------------------------------------------------
                                      PORTFOLIO PROPERTIES
                                      --------------------
                                                                            CUT-OFF DATE
                                                                              ALLOCATED
 PROPERTY NAME                              PROPERTY LOCATION      ROOMS       BALANCE
------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea World .......... Orlando, FL             350     $ 35,960,099

 Crowne Plaza Key West .................... Key West, FL            160     $ 31,094,462

 Sheraton Minneapolis ..................... Minnetonka, MN          220     $ 19,842,676

 Residence Inn Cottonwood ................. Salt Lake City, UT      144     $ 14,444,860

 Courtyard Overland Park .................. Overland Park, KS       168     $ 12,544,221

 Historic Inns Annapolis .................. Annapolis, MD           124     $ 12,316,144

 Courtyard Palm Desert .................... Palm Desert, CA         151     $ 11,251,786

 Residence Inn Palm Desert ................ Palm Desert, CA         130     $ 11,175,760

 SpringHill Suites University Research

   Park ................................... Charlotte, NC           136     $  6,386,149

 SpringHill Suites Durham Airport ......... Durham, NC              120     $  5,473,842

------------------------------------------- --------------------  -----     ------------
 TOTAL ....................................                       1,703     $160,490,000
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           PORTFOLIO PROPERTIES
                                           --------------------
                                              YEAR BUILT/
 PROPERTY NAME                                REVOVATED(1)              BORROWER             MANAGER
-------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea World ..........     2002      Ashford Orlando Sea World         Marriott
                                                          Limited Partnership
 Crowne Plaza Key West ....................   1925/1985   Key West Florida Hotel Limited    Remington
                                                          Partnership
 Sheraton Minneapolis .....................   1984/2001   Minnetonka Minnesota Hotel        Remington
                                                          Limited Partnership
 Residence Inn Cottonwood .................     1999      Ashford Salt Lake Limited         Marriott
                                                          Partnership
 Courtyard Overland Park ..................     2000      Ashford Overland Park Limited     Marriott
                                                          Partnership
 Historic Inns Annapolis ..................   1727/2005   Annapolis Maryland Hotel          Remington
                                                          Limited Partnership
 Courtyard Palm Desert ....................     1999      Ashford Ruby Palm Desert I        Marriott
                                                          Limited Partnership
 Residence Inn Palm Desert ................     1999      Ashford Ruby Palm Desert I        Marriott
                                                          Limited Partnership
 SpringHill Suites University Research                    Ashford Charlotte Limited
   Park ...................................     2001      Partnership                       Marriott
 SpringHill Suites Durham Airport .........     2000      Ashford Raleigh Limited           Marriott
                                                          Partnership
--------------------------------------------  ---------   -------------------------------- ----------
 TOTAL ....................................
-----------------------------------------------------------------------------------------------------

--------------------
(1)  The borrowers are obligated under the loan documents to spend the following on capital improvements by December 31, 2006: (i) $1,561,056 for Crowne
     Plaza Key West; (ii) $1,345,618 for Sheraton Minneapolis; (iii) $958,500
     for Residence Inn Cottonwood; (iv) $3,159,386 for Historic Inns Annapolis;
     (v) $971,220 for Courtyard Palm Desert; (vi) $1,293,900 for Residence Inn
     Palm Desert; and (vii) $29,500 for SpringHill Suites Durham Airport.
     Ashford Hospitality Limited Partnership provided a guaranty for the required capital expenditures.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        OPERATIONAL STATISTICS
                                        ----------------------

                                            2003(1)                            2004(1)
                             ------------------------------------ ------------------------------------
 PROPERTY NAME                    ADR      OCCUPANCY    REVPAR       ADR      OCCUPANCY    REVPAR
------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea
   World ...................    $ 83.80       72.5%    $ 60.75    $ 99.61        81.7%    $ 81.33
 Crowne Plaza Key West .....    $137.01       78.6%    $107.69    $147.24        80.4%    $118.40
 Sheraton Minneapolis ......    $ 89.87       62.9%    $ 56.53    $ 89.94        70.4%    $ 63.30
 Residence Inn
   Cottonwood ..............    $ 90.64       66.3%    $ 60.12    $ 95.42        72.5%    $ 69.19
 Courtyard Overland Park....    $ 82.60       63.8%    $ 52.73    $ 91.65        64.8%    $ 59.40
 Historic Inns Annapolis ...    $119.19       54.4%    $ 64.84    $121.57        57.4%    $ 69.77
 Courtyard Palm Desert .....    $ 86.88       66.6%    $ 57.86    $ 95.69        64.1%    $ 61.34
 Residence Inn Palm
   Desert ..................    $101.36       76.1%    $ 77.15    $108.77        75.0%    $ 81.55
 SpringHill Suites
   University Research
   Park ....................    $ 69.70       66.2%    $ 46.16    $ 72.80        69.3%    $ 50.47
 SpringHill Suites Durham
   Airport .................    $ 63.05       69.4%    $ 43.79    $ 73.52        68.3%    $ 50.22
----------------------------    -------       ----     -------    -------        ----     -------
 TOTAL .....................    $ 91.99       68.2%    $ 62.71    $100.24        71.9%    $ 72.06
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                             OPERATIONAL STATISTICS
                                             ----------------------

                                 TRAILING 12-MONTH JUNE 2005(1)               ML UNDERWRITING
                             ------------------------------------- -------------------------------------
 PROPERTY NAME                   ADR       OCCUPANCY    REVPAR        ADR      OCCUPANCY    REVPAR
--------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea
   World ...................   $104.31        85.1%    $ 88.75     $104.31        85.1%    $ 88.75
 Crowne Plaza Key West .....   $162.66        82.8%    $134.74     $162.66        82.8%    $134.74
 Sheraton Minneapolis ......   $ 92.39        73.7%    $ 68.14     $ 92.39        73.7%    $ 68.14
 Residence Inn
   Cottonwood ..............   $ 97.00        75.5%    $ 73.27     $ 97.00        75.5%    $ 73.27
 Courtyard Overland Park....   $ 95.22        65.2%    $ 62.12     $ 95.22        65.2%    $ 62.12
 Historic Inns Annapolis ...   $125.81        57.0%    $ 71.71     $125.81        65.0%    $ 81.78
 Courtyard Palm Desert .....   $ 99.82        62.5%    $ 62.41     $ 99.82        62.5%    $ 62.41
 Residence Inn Palm
   Desert ..................   $113.46        72.1%    $ 81.76     $113.46        72.1%    $ 81.76
 SpringHill Suites
   University Research
   Park ....................   $ 74.03        70.1%    $ 51.88     $ 74.03        70.1%    $ 51.88
 SpringHill Suites Durham
   Airport .................   $ 75.51        69.0%    $ 52.12     $ 75.51        69.0%    $ 52.12
-----------------------------  -------        ----     -------     -------        ----     -------
 TOTAL .....................   $104.88        73.3%    $ 76.85     $105.03        73.9%    $ 77.57
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(2)
                                      ----------------------

 PROPERTY NAME                                       ADR INDEX    OCCUPANCY INDEX    REVPAR INDEX
----------------------------------------------------------------------------------------------------

  Residence Inn Orlando Sea World ................     116.9%          103.1%           120.5%
  Crowne Plaza Key West ..........................     115.2%          104.9%           120.9%
  Sheraton Minneapolis ...........................      98.4%          113.3%           111.4%
  Residence Inn Cottonwood .......................     181.1%          112.4%           203.6%
  Courtyard Overland Park ........................     118.9%           98.3%           116.9%
  Historic Inns Annapolis ........................      99.0%           82.2%            81.4%
  Courtyard Palm Desert ..........................     108.6%           96.6%           105.0%
  Residence Inn Palm Desert ......................      98.8%          118.9%           117.5%
  SpringHill Suites University Research Park .....     110.1%          128.4%           141.4%
  SpringHill Suites Durham Airport ...............     109.0%          107.0%           116.7%
--------------------------------------------------     -----           -----            -----
  TOTAL ..........................................     115.6%          106.5%           123.5%
----------------------------------------------------------------------------------------------------

THE MARKET(2,3). The Residence Inn Orlando Sea World is located in the City of
Orlando, the County of Orange, and the State of Florida, and is part of the
Orlando, FL metropolitan statistical area (MSA). The area has emerged as a center for banking, light manufacturing and distribution, partially as a result of its proximity to the Kennedy Space Center and its central location within
Florida. The hotel is located near the major local attractions, including
SeaWorld Orlando (1.5 miles), Orange County Convention Center (2.6 miles),
Universal Studios (5.5 miles), Islands of Adventure (5.5 miles), Downtown
Disney (8 miles), Walk Disney World (9.4 miles) and MGM Studios (9.4 miles).
Demand in the market recorded an average annual compounded increase of 19.5%
from 2000 to 2004, outpacing the increase in supply by nine-tenths of one percent. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 81.6%, $90.21, and $73.63, respectively.

The Crowne Plaza Key West is located in the City of Key West, Monroe County, the State of Florida, and is in the Key West-Marathon, FL MSA. The hotel is situated in the heart of the Old Town's Historic District, and within walking distance of the area's tourist attractions, shopping, and restaurants. The closest tourist attractions include the Heritage House Museum and Robert Frost
Cottage (349 yards), the Mel Fisher Maritime Museum (557 yards), President
Truman's Little White House (568 yards), Mallory Square (743 yards) and Ernest
Hemingway Home and Museum (820 yards). From 1999 to 2004, market-wide average rate recorded an average annual compounded increase of 3.3%. Year-end 2003 and
2004, as well as year-to-date figures indicate market-wide average rate increased by 3.1%, 9.2%, and 9.3%, respectively. The twelve months ending June
2005 for the competitive set in occupancy, average daily room rate, and RevPar was 77.8%, $143.27, and $111.42, respectively.

--------------------
(1)  As provided by the Ashford Hotel Portfolio Borrowers.

(2)  Ashford Hotel Portfolio Properties ADR, Occupancy and RevPAR statistics and
     Competitive Set ADR, Occupancy and RevPAR information obtained from a Smith
     Travel Research ("STR") Report as of June 2005.

(3)  Certain information is from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The Sheraton Minneapolis is located in the City of Minnetonka, the County of
Hennepin, and the State of Minnesota, and is part of the Minneapolis-St.
Paul-Bloomington MSA. The market is comprised of the cities of St. Louis Park,
Golden Valley, Plymouth, and Minnetonka. The hotel is located within close proximity to several large corporations, which include Health Partners (1 mile), Novartis (2 miles), Allianz (2 miles), Metris (2 miles) and General
Mills (2 miles). RevPAR increased in 2004 and year-to-date through July 2005,
5.7% and 5.9%, respectively, which indicates growing occupancy in the market.
The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 64.8%, $94.31, and $61.14, respectively.

The Residence Inn Cottonwood is located in the City and County of Salt Lake, and the State of Utah, and is part of the Salt Lake City, UT MSA. Salt Lake
County is situated on the Wasatch Front, a 110-mile strip running along the base of the Wasatch Mountains from Brigham City in the north to Santaquin in the south. The hotel is located within close proximity to the Cottonwood
Corporate Center (1.5 miles), Bluecross & Blue Shield (2 miles) and Navitaire
(3 miles). Demand in the market grew by an average annual compounded rate of
4.0% over the period of 1999 to 2004. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was
66.8%, $53.75, and $35.89, respectively.

The Courtyard Overland Park is located in the City of Overland Park, the County of Johnson, and the State of Kansas. Overland Park is part of the Kansas City,
MO-KS MSA. The hotel is located near the Overland Park Convention Center (0 mile), Black & Veatch World Headquarters (0.5 mile), Sprint World Headquarters
(1 mile), Corporate Woods Office Park (2 miles), Applebee's World Headquarters
(3 miles) and Executive Hills Office Park (3 miles). Demand levels increased in conjunction with the additions to supply between 2000 and 2003, indicating that the new inventory induced some demand into the market. RevPAR levels exhibited strong increases of 13.3% in 2004, and 16.1% in year-to-date through February
2005, compared to the corresponding period in the previous year. These increases were driven by the cumulative increases in the market's occupancy and average rate during this period. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 66.2%,
$82.71, and $54.74, respectively.

The Historic Inns Annapolis is located in the city of Annapolis, which is in
Anne Arundel County, and the state of Maryland. The Greater Annapolis market is part of the Baltimore MSA. The inns are located in the immediate vicinity of the state's government buildings as well as historic State and Church Circles.
Government demand associated with visiting legislators and lobbyists is an important source of demand. Additionally, the properties are located close to the City Dock (0.5 mile), US Naval Academy (1 mile), St. John's College (1 mile), Eastport (3 miles) and Annapolis Mall (5 miles). RevPAR grew at an average annual rate of 1.4% between 1999 and 2004, with a gain of 7.3% noted in
2004. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 68.7%, $128.28, and $88.11, respectively.

The Courtyard Palm Desert is located in the city of Palm Desert, the county of
Riverside, and the state of California. Palm Desert is part of the
Riverside-San Bernardino-Ontario, CA MSA. The Palm Springs Desert resort area, located in southeastern Riverside County, is comprised of eight individual cities as follows: Cathedral City, Desert Hot Springs, Indian Wells, Indio, La
Quinta, Palm Desert, Palm Springs, and Rancho Mirage. The hotel is located near golf courses (1 to 15 miles), various casinos (6 to 25 miles) and the Palm
Springs Area (12 miles). Demand in the market has been able to outpace the increases in supply on an annual compounded basis. From 2000 through 2004, demand increased annually by 9.3% while supply increased by 7.2%. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 65.0%, $92.97, and $60.43, respectively.

The Residence Palm Desert is located in the city of Palm Desert, the county of
Riverside, and the state of California. Palm Desert is part of the
Riverside-San Bernardino-Ontario, CA MSA. The Palm Springs Desert resort area, located in southeastern Riverside County, is comprised of eight individual cities as follows: Cathedral City, Desert Hot Springs, Indian Wells, Indio, La
Quinta, Palm Desert, Palm Springs, and Rancho Mirage. The hotel is located near golf courses (1 to 15 miles), various casinos (6 to 25 miles) and the Palm
Springs Area (12 miles). Demand in the market has been able to outpace the increases in supply on an annual compounded basis. From 2000 through 2004, demand increased annually by 9.3% while supply increased by 7.2%. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 59.2%, $115.39, and $68.32, respectively.

SpringHill Suites University Research Park is located in the City of Charlotte, the County of Mecklenburg, the State of North Carolina, and is part of the
Charlotte-Gastonia-Rock Hill MSA. The immediate area surrounding the property is known as Charlotte's University Area and is roughly a ten-minute drive east of downtown. The hotel is located nearby the University of North Carolina at
Charlotte and its associated Medical Center, University Research Park,
University Executive Park, IBM, and Wachovia. Occupancy increased in 2004 and year-to-date through July 2005, with increases of 3.1% and 19.3%, respectively, which indicates growth in the market. Total room night demand has increased since the low point recorded in 2001. Year-to-date through February data show a strong 19.3% increase in demand, indicating the continued growth in market demand. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 55.3%, $68.60, and $37.92, respectively.

The SpringHill Suites Durham Airport is located in the City and County of
Durham, the State of North Carolina, and is part of the Raleigh-Durham-Chapel
Hill, NC MSA. The area includes lodging facilities located along the stretch of
Interstate 40 between the Raleigh-Durham International Airport, and Exit 281,
in Durham, North Carolina. The hotel is located in close proximity to the
Research Triangle Park (1 mile), the Imperial Center Business Park, and the
Raleigh-Durham International Airport (3 miles). Companies in close proximity include IBM, Glaxo Smithkline, Nortel Networks, Cisco Systems, Sony Ericsson,
Bayer, and Diosynth Biotechnology. RevPAR in 2003, 2004, and year-to-date through July 2005, increased 3.0%, 10.7% and 3.3%, respectively. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 65.8%, $69.63, and $45.80, respectively.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrowers (the "Ashford Hotel Portfolio Borrowers") are each a single purpose entity owned and controlled indirectly by Ashford Hospitality
Limited Partnership, which is the operating partnership of Ashford Hospitality
Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (a "REIT") headquartered in Dallas, TX. Ashford Hospitality
Trust, Inc. commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc.
invests in both debt and equity investments, secured exclusively by hotel assets. As of October 20, 2005, the company had an equity market capitalization of $448 million. As of June 30, 2005, the Company owned 79 hotels in 25 states with 12,868 rooms, and had acquired or originated mezzanine or first-mortgage loans receivable with a balance at June 30, 2005 of approximately $101.9 million.

PROPERTY MANAGEMENT. Seven of the Ashford Hotel Portfolio Properties are
managed by affiliates of Marriott, with the remaining three properties managed by Remington. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 14 separate brand names in 68 countries. Marriott has more than 2,600 lodging properties located in the United States and 65 other countries and territories. Remington is an affiliate of the sponsor, Ashford
Hospitality Trust, Inc.

Each management agreement shall be terminated by the applicable borrower, at the lender's request, following any default (beyond applicable notice and cure periods) by manager which permits termination of the management agreement. In the event that the property manager elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to the lender and the rating agencies; provided that
Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts Worldwide, Inc., Hilton
Hotels Corporation, Marriott International, Inc. or any brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by the lender and the rating agencies will not be required.

THE LOCKBOX. Seven of the Ashford Hotel Portfolio Properties are managed by affiliates of Marriott. For these Marriott--affiliate managed properties, the borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums
(unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

The remaining three properties are managed by Remington. For the
Remington-managed properties, the Ashford Hotel Portfolio Borrowers and related managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a lender-controlled account.
Funds in the account will be applied in the following order: (a) fund the the ground rent reserve, (b) fund the monthly tax and insurance reserve, (c) pay monthly debt service, (d) fund the replacement reserve, (e) pay any other amounts due to the lender, and (f) provided no event of default has occurred and be continuing, pay any excess amounts to the Ashford Hotel Portfolio
Borrowers.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Ashford Hotel Portfolio Loan:

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------
 TYPE:                                    INITIAL          MONTHLY
--------------------------------------------------------------------------------

  Tax: ..............................    $132,438         $58,070
  Insurance: ........................    $533,132         $44,420
  Environmental Remediation: ........      $3,100              $0
  Ground Rent: ......................     $59,822         $43,055
  Immediate Repairs: ................    $175,413              $0
  Replacement Reserve: ..............          $0    4% of operating revenue

--------------------------------------------------------------------------------

Taxes, Insurance, Replacement and Ground Rent Reserves  The taxes, insurance, ground rent and replacement reserve amounts indicated above represent only those reserved for the three properties managed by Remington. For the seven properties managed by affiliates of Marriott, escrow for taxes, insurance premiums and replacement reserves are not included in the above and will be held separately by the applicable property managers, provided so long as
Marriott remains as manager and no default has occurred and is continuing under the applicable management agreements.

Ground Rent Reserve The ground rent reserve was established for the leasehold property, which is the Crowne Plaza Key West. This is a Remington-managed asset.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       25

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

Capital Improvement Guaranty The Ashford Hotel Portfolio Borrowers are
obligated under the loan documents to spend an amount equal to $9,319,180 on capital improvements by December 31, 2006. Ashford Hospitality Limited
Partnership has provided a guaranty for the required capital expenditures.
Ashford Hospitality Limited Partnership is obligated under the guaranty to maintain (i) a tangible net worth equal to or not less than $100 million and
(ii) liquid assets in excess of its guaranteed obligations.

ADDITIONAL DEBT. The Ashford Hotel Portfolio Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the
Ashford Hotel Portfolio Loan is outstanding, except, if the debt service coverage ratio (DSCR) is greater than 1.50x and the loan-to-value based on new appraisals is not more than 70%, then the Ashford Hotel Portfolio Borrowers may incur mezzanine indebtedness such that the ratio of total indebtedness (i.e., loan plus mezzanine loan) does not exceed 75% and the all-in DSCR does not fall below 1.40x. In addition, in connection with the sale of the Ashford Hotel
Portfolio Properties where the purchaser assumes the Ashford Hotel Portfolio
Loan in accordance with the permitted transfers provision of the loan documents, a transferring borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION. Subject to the terms and conditions set forth in the loan agreement, Ashford Hotel Portfolio Loan Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.46x, and
(ii) the DSCR with respect to the Ashford Hotel Portfolio Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months, and (ii) a limited service hotel property or full service hotel property, in each case operating under a Marriott,
Starwood or Hilton franchise or any other brand affiliated with the foregoing;
and (g) Ashford Hotel Portfolio Loan Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Ashford Hotel Portfolio Loan, that the
Property Substitution will not result in the qualification, withdrawal or downgrading of any such rating. Additionally, no Substitute Property may be subject to a ground lease.

PARTIAL DEFEASANCE.  Individual Ashford Portfolio Properties may be released from the lien of the related mortgage by the Ashford Hotel Portfolio Borrowers, provided conditions set forth in the loan documents are satisfied, including:
(i) no defeasance will be permitted until after the second anniversary of the securitization of the loan; (ii) a defeasance of a principal amount equal to
125% of the applicable allocated loan amount; (iii) the DSCR with respect to the remaining collateral is at least equal to the greater of 1.51x and the DSCR for the trailing twelve month period immediately prior to defeasance; and (iv)
the RevPAR with respect to the remaining collateral is at least equal to the greater of the RevPAR as of the closing date and the RevPAR for the trailing twelve month period immediately prior to defeasance.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

GLENDALE GALLERIA
-----------------

                      [GLENDALE GALLERIA PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                        1
 Location (City/State)                                   Glendale, California
 Property Type                                             Anchored Retail(1)
 Size (Square Feet)                                                660,671(2)
 Percentage Physical Occupancy as of August 31, 2005                 90.7%(2)
 Year Built/Renovated                                               1976/1998
 Appraisal Value                                                 $630,000,000
 # of Tenant Leases                                                    270(3)
 Average Rent Per Square Foot                                         $38.902
 Underwritten Economic Occupancy                                     93.9%(2)
 Underwritten Revenues                                            $51,959,492
 Underwritten Total Expenses                                      $18,476,296
 Underwritten Net Operating Income (NOI)                          $33,483,196
 Underwritten Net Cash Flow (NCF)                                 $32,272,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                           September 9, 2005
  Cut-off Date Principal Balance                                  $153,624,512
  Cut-off Date Loan Balance Per SF/Unit                                $423(4)
  Percentage of Initial Mortgage Pool Balance                            5.0%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                               Fee/Leasehold
  Mortgage Rate                                                        4.6496%
  Amortization Type                                                    Balloon
  IO Period (Months)                                                         0
  Original Term to Maturity/ARD (Months)                                    84
  Original Amortization Term (Months)                                      360
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                              44.3%(4)
  LTV Ratio at Maturity or ARD                                        39.0%(4)
  Underwritten DSCR on NOI                                            1.93x(4)
  Underwritten DSCR on NCF                                            1.86x(4)
  Shadow Rating (Moody's/S&P)                                           Baa2/A
--------------------------------------------------------------------------------

--------------------
(1)  The Glendale Galleria Property is primarily a retail mall with a small adjacent office tower.

(2)  Includes in-line retail and office tenants. Does not include the 190,000 square feet Macy's ground lease pad.

(3)  Includes 215 retail tenant leases, 28 office tenant leases and 27 office storage tenant leases.

(4)  Based on the aggregate cut-off principal balance of the Glendale Galleria
     Loan and the cut-off principal balance of the Glendale Galleria Pari Passu
     Non-Trust Loan of $125,692,783 evidencing the Glendale Galleria Loan
     Combination.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                    [GLENDALE GALLERIA LOCATION MAPS OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("Glendale Galleria Loan"), is evidenced by one (1)
of multiple promissory notes, secured by a first mortgage encumbering a two-level, super regional mall and attached office tower located in Glendale,
California (the "Glendale Galleria Property"). The Glendale Galleria Loan has a
principal balance of $153,624,512 as of the cut-off date and represents approximately 5.0% of the initial mortgage pool balance and approximately 5.2%
of the initial loan group 1 balance and is shadow rated Baa2 and A by Moody's and S&P respectively.

The Glendale Galleria Loan was originated on September 9, 2005 and has a remaining term of 82 months to its maturity date of October 1, 2012. The
Glendale Galleria Loan may be prepaid on or after April 1, 2012 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

One of the multiple promissory notes secured by the first mortgage on the
Glendale Galleria Property has a principal balance of $125,692,783 as of the cut-off date ("Glendale Pari Passu Non-Trust Loan"). It is pari passu in right of payment and in other respects to the Glendale Galleria Loan and has the same interest rate, maturity date, and amortization term as the Glendale Galleria
Loan but is held outside the trust.

A third note has an original principal balance of $40,000,000 ("Glendale
Galleria B-Note") and is also secured by the first mortgage encumbering the
Glendale Galleria Property. It is subordinate in right of payment and certain other respects to the Glendale Galleria Loan and the Glendale Galleria pari passu non-trust loan and is also held outside the trust. A fourth note has an original principal balance of $50,000,000 ("Glendale Galleria C-Note") and is also secured by the first mortgage encumbering the Glendale Galleria Property.
It is subordinate in right of payment and certain other respects to the
Glendale Galleria Loan, the Glendale Galleria Pari Passu Non-Trust Loan and the
Glendale Galleria B-Note and is held outside the trust. In addition, a mezzanine loan in the amount of $30,000,000 ("Glendale Galleria Mezzanine
Loan") was originated simultaneously with the Glendale Galleria Loan and is secured by a 100% ownership interest in the Glendale Galleria Borrowers (as defined below).

THE PROPERTY. Located in Glendale, California, the Glendale Galleria is a
two-story enclosed super-regional mall that contains approximately 1,319,015 square feet of retail space and a 145,458 square foot 12-story office tower.
The Glendale Galleria Loan is collateralized by a first lien on the fee interests in 502,166 square feet of in-line space, 13,047 square feet of free-standing outparcel space, a 190,000 square-foot Macy's ground lease pad,
145,458 square feet of office space, and the leasehold interest in two adjacent parking garages. Glendale Galleria is currently anchored by JC Penney (205,000 square feet), Macy's (190,000 square feet), Robinsons-May (180,000 square feet), Nordstrom (140,871 square feet) and Mervyn's (87,931 square feet). JC
Penney, Nordstrom, Robinsons-May, and Mervyn's own their pads and improvements.
In an effort to avoid potential antitrust issues in connection with the merger of its corporate parent, The May Department Store Company with Federated
Department Stores, Robinson's-May has announced its intention to close its store at the Glendale Galleria.

The first phase of development, Glendale I, was completed in 1976. This initial phase comprised approximately 328,853 square feet of in-line space, a
4,419-space parking structure, and was anchored by Robinsons-May, Macy's, and
Ohrbach's. The second phase, Glendale II, was completed in 1983 and added
132,121 square feet of in-line space, two anchors (Nordstrom and Mervyn's),
147,000 square feet of office space, and a 1,795-space parking structure. In
1988, Ohrbach's department store was converted into 20 in-line shops totaling
54,000 square feet. Subsequently, the Glendale I parking structure was rebuilt,
Glendale Galleria's interior was renovated, and part of Glendale II was converted into "The Zone," a cutting-edge Generation Y shopping district.

The following table presents certain information relating to the major tenants of the retail component of the Glendale Galleria Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------
                                                                  CREDIT RATINGS     SQUARE      % OF    BASE RENT      LEASE
 TENANT NAME                             PARENT COMPANY          (MOODY'S/S&P)(1)     FEET      GLA(2)      PSF       EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 Macy's (Ground Lease) .......  Federated Department Stores Inc.      Baa1/BBB       190,000       --      $ 0.05      12/31/2026
 Express .....................        Limited Brands, Inc.            Baa2/BBB        11,802      2.3%     $26.00      1/31/2015
 The Gap .....................            The Gap, Inc.              Baa3/BBB-        11,171      2.2%     $42.50      5/31/2007
 Victoria's Secret ...........        Limited Brands, Inc.            Baa2/BBB        10,835      2.1%     $32.66      1/31/2013
 Banana Republic .............            The Gap, Inc.              Baa3/BBB-        10,226      2.0%     $35.35      1/31/2010
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  Based on 515,213 square feet of in-line retail space, food court and parcel space. Does not include the 190,000 square-foot Macy's pad.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the retail component of the Glendale Galleria Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE(1)
                                                      --------------------------

                      NUMBER     SQUARE      % OF        BASE         % OF     CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET       GLA         RENT      BASE RENT   SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP      29,462      5.7%             NAP       NAP       29,462          5.7%            NAP        NAP
 Month-to-Month ..      15      19,264      3.7%     $   948,072       4.1%      48,726          9.5%    $   948,072        4.1%
 2005.............       3       6,461      1.3%     $   258,888       1.1%      55,187         10.7%    $ 1,206,960        5.3%
 2006.............      18      43,758      8.5%     $ 1,889,676       8.2%      98,945         19.2%    $ 3,096,636       13.5%
 2007.............      21      53,750     10.4%     $ 2,298,336      10.0%     152,695         29.6%    $ 5,394,972       23.5%
 2008.............      28      56,947     11.1%     $ 2,810,272      12.2%     209,642         40.7%    $ 8,205,244       35.7%
 2009.............      13      22,458      4.4%     $ 1,282,548       5.6%     232,100         45.0%    $ 9,487,792       41.3%
 2010.............      23      52,288     10.1%     $ 2,198,348       9.6%     284,388         55.2%    $11,686,140       50.9%
 2011 ............      25      54,211     10.5%     $ 2,823,816      12.3%     338,599         65.7%    $14,509,956       63.2%
 2012.............      19      47,931      9.3%     $ 2,104,800       9.2%     386,530         75.0%    $16,614,756       72.3%
 2013.............      22      51,881     10.1%     $ 2,647,656      11.5%     438,411         85.1%    $19,262,412       83.8%
 2014.............      16      32,510      6.3%     $ 1,876,512       8.2%     470,921         91.4%    $21,138,924       92.0%
 2015.............       9      36,784      7.1%     $ 1,405,777       6.1%     507,705         98.5%    $22,544,701       98.1%
 Thereafter ......       3       7,508      1.5%     $   432,172       1.9%     515,213        100.0%    $22,976,873      100.0%
------------------     ---      -------   -----      -----------     -----      -------        -----     -----------     ------
 TOTAL ...........     215      515,213   100.0%     $22,976,873     100.0%     515,213        100.0%    $22,976,873      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Glendale Galleria Borrower's rent roll.

The following table presents certain information relating to the major tenants of the office component of the Glendale Galleria Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------

                                                                     CREDIT RATINGS    SQUARE                  BASE       LEASE
 TENANT NAME                                   PARENT COMPANY       (MOODY'S/S&P)(2)    FEET    % OF GLA(3)  RENT PSF   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 Travelers Indemnity Company ......         St. Paul Travelers          A3/BBB+       15,179       10.4%      $22.00    12/31/2008
 General Growth Management, Inc. ..  General Growth Properties, Inc.    Ba2/BBB-      11,119        7.6%      $20.00    11/30/2014
 Franscell, Strickland, Ro ........                NAP                   NR/NR         9,194        6.3%      $24.20     4/30/2012
 Fonda & Fraser ...................                NAP                   NR/NR         9,093        6.3%      $24.38     6/14/2008
 Irsfeld, Irsfeld & Younger .......                NAP                   NR/NR         6,296        4.3%      $25.00     2/28/2009
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  Based on 145,458 square feet of office space.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the office component of the Glendale Galleria Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                      NUMBER      SQUARE      % OF        BASE        % OF      CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET        GLA         RENT     BASE RENT   SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       31,878       21.9%          NAP       NAP       31,878         21.9%           NAP         NAP
 Month-to-Month ..      26        4,981        3.4%   $  143,606       5.3%      36,859         25.3%    $  143,606         5.3%
 2005.............       0            0        0.0%   $        0       0.0%      36,859         25.3%    $  143,606         5.3%
 2006.............       6       11,510        7.9%   $  276,444      10.2%      48,369         33.3%    $  420,050        15.4%
 2007.............       5       16,663       11.5%   $  416,400      15.3%      65,032         44.7%    $  836,450        30.7%
 2008.............       8       38,165       26.2%   $  907,740      33.3%     103,197         70.9%    $1,744,190        64.1%
 2009.............       3       10,143        7.0%   $  246,396       9.0%     113,340         77.9%    $1,990,586        73.1%
 2010.............       4        9,992        6.9%   $  239,052       8.8%     123,332         84.8%    $2,229,638        81.9%
 2011 ............       1        2,013        1.4%   $   54,348       2.0%     125,345         86.2%    $2,283,986        83.9%
 2012.............       1        8,994        6.2%   $  216,456       7.9%     134,339         92.4%    $2,500,442        91.8%
 2013.............       0            0        0.0%   $        0       0.0%     134,339         92.4%    $2,500,442        91.8%
 2014.............       1       11,119        7.6%   $  222,384       8.2%     145,458        100.0%    $2,722,826       100.0%
------------------     ---       ------      -----    ----------    ------      -------        -----     ----------      ------
 TOTAL ...........      55      145,458      100.0%   $2,722,826     100.0%     145,458        100.0%    $2,722,826       100.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Glendale Galleria Borrower's rent roll.

THE MARKET.(2,3) The City of Glendale is centrally located within the
"Tri-Cities" area in the foothills of the San Gabriel Mountains. The
"Tri-Cities" area includes the incorporated cities of Burbank, Glendale, and
Pasadena, which are situated along the path of the Ventura Freeway (State
Highway 134), a major east/west freeway through the north central portion of
Los Angeles County. Glendale is the third largest of the 84 cities in Los
Angeles County, with a population of approximately 200,000 and geographic boundaries encompassing just over 30 square miles. It is the third largest financial center in California, behind only Los Angeles and San Francisco. The city is home to numerous corporations including Nestle USA, Cigna Healthplan,
Walt Disney Company and DreamWorks, SKG.

The 2004 estimated population within a 5, 7, and 10-mile radius are 636,215,
1,418,135 and 2,665,446, respectively. The 2004 estimated average household incomes within a 5, 7, and 10-mile radius are $60,562, $57,809 and $59,759, respectively.

According to the appraisal, Los Angeles' retail vacancy rate ranks as the seventh lowest among Reis Reports, Inc. 65 top U.S. neighborhood and community center retail markets. Los Angeles' neighborhood and community retail center vacancy rate posted a 20 basis point decline over the past quarter, to a second quarter 2005 level of 3.1%. Specifically, the vacancy rate in the "Tri-Cities"
submarket was 1.0% and 1.6% for anchored and non-anchored retail space, respectively.

THE BORROWERS. Two of the borrowers, Glendale I Mall Associates, LLC and
Glendale II Mall Associates, LLC, both Delaware limited liability companies, own portions of The Glendale Galleria. A third borrower, Glendale Ohrbach's
Associates, LLC, also Delaware limited liability company, owns the Macy's anchor parcel at the Glendale Galleria. All three borrowers (the "Glendale
Galleria Borrowers") are single purpose entities sponsored by General Growth
Properties, Inc. ("GGP") and the New York State Common Retirement Fund
("NYSCRF"). Ownership interests in the borrowers are split on a 50/50 basis between the two sponsors.

GGP is a public, Chicago-based real estate investment trust (a "REIT")
primarily engaged in the ownership, operation, management, leasing, acquisition and development of regional malls and community shopping centers in the United
States. GGP is currently the second largest regional mall REIT in the United
States. As of August 1, 2005, GGP had ownership interests in, or management responsibility for 210 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings. For the year ended December 31,
2004, GGP had total revenues of $1.8 billion and net income of $267.9 million.
As of June 30, 2005, GGP reported cash liquidity of approximately $50.5 million, total assets of $25.4 billion, and shareholders' equity of $2.0 billion.

NYSCRF is a pension and retirement fund. Using the combined resources of external investment managers, internal staff, and consultants, NYSCRF invests the trust assets in a diverse range of opportunities both domestically and internationally. The real estate group is responsible for investments which include directly owned real estate, joint ventures, public securities, commingled funds and mortgage loans. According to the latest annual report published by NYSCRF dated March 31, 2005, its net assets are worth approximately $128.0 billion.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(3)  The Reis Reports, Inc. is a provider and publisher of data on individual properties and multiple submarkets in approximately 80 U.S. metropolitan areas.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. General Growth Management, Inc. ("GGM"), an affiliate of the Glendale Galleria Borrowers, manages the Glendale Galleria. Headquartered in Chicago, Illinois and in business for nearly 50 years, GGM is a wholly owned subsidiary of GGP. GGM provides day-to-day property management functions including leasing, management and development services to most of the properties in GGP's portfolio.

LOCKBOX. The Glendale Galleria Borrowers are required to notify and advise each tenant under each lease to send all payments of rent or any other item payable under the related lease directly to the lockbox. Provided no "trigger event"
has occurred and is continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Glendale Galleria
Borrowers on each business day. Upon the occurrence of a "trigger event," all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order to: (i) fund the tax and insurance reserves (provided that reserves for insurance will not be required as long as GGP maintains a blanket policy), (ii)
pay the monthly debt service, (iii) fund the replacement reserve, (iv) fund the rollover reserve, (v) pay any other amounts due to the lender, (vi) pay the
Glendale Galleria Borrowers for operating expenses, (vii) pay the mezzanine lender for amounts due under the Glendale Galleria Mezzanine Loan (as defined below) and (viii) provided no event of default has occurred and is continuing, pay any excess amounts to the Glendale Galleria Borrowers. A "trigger event"
shall occur upon (i) an event of default or (ii) the DSCR dropping below 1.15x.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Glendale Galleria Loan:

Tax Reserves: Upon the occurrence of and during the continuance of a trigger event (see the discussion of Lockbox, above), monthly escrows equal to one-twelfth of the annual taxes will be required.

Insurance Reserves: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to one-twelfth of the insurance premiums will be required. Notwithstanding the foregoing, insurance reserves are not required as long as GGP maintains a blanket policy.

Rollover Reserve: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $55,100 will be required, subject to a maximum of $661,200 at any given time.

Replacement Reserve: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $11,000 will be required, subject to a maximum of $132,000 at any given time.

ADDITIONAL DEBT. A pari passu promissory loan in the original principal amount of $126,000,000, a subordinate B-Note in the original principal amount of
$40,000,000 and a subordinate C-Note in the original principal amount of
$50,000,000 are also secured by the first mortgage encumbering the Glendale
Galleria Property. The Glendale Galleria Borrowers are also the borrowers under the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria B-Note
and the Glendale Galleria C-Note. Additionally, a mezzanine loan in the amount of $30,000,000 was originated simultaneously with the Glendale Galleria Loan.
The Glendale Galleria Mezzanine Loan is secured by a 100% ownership interest in the Glendale Galleria Borrowers. The maturity date and the amortization period for the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria
B-Note and the Glendale Galleria Mezzanine Loan are the same as those of the
Glendale Galleria Loan.

PERMITTED MEZZANINE DEBT. If the Glendale Galleria Mezzanine Loan has been fully satisfied and no event of default is then continuing under the Glendale
Galleria Loan, the lender shall permit new mezzanine debt, provided that certain conditions are satisfied, which include, but are not limited to: (i)
the lender's receipt of a rating agency confirmation letter; (ii) the mezzanine lender enters into a reasonably acceptable intercreditor agreement with Lender;
(iii) the aggregate debt service coverage ratio shall be no less than 1.20x;
and (iv) the loan-to-value ratio based upon the aggregate principal balance of the Glendale Galleria Loan and the new mezzanine loan is not greater than 70%.

GROUND LEASES. The only portions of the property owned by the Glendale Galleria
Borrowers in leasehold are the two parking garages. The parking garages are owned by the City of Glendale. The parking garages were constructed in two phases and are subject to two separate sets of garage leases. The Phase I parking structure contains 4,419 parking spaces and is leased through June 8,
2026 with a 49-year mutually exercisable option, extending through June 8,
2075. The Phase II parking structure contains 1,795 spaces and is leased through December 31, 2032, also with a 49-year mutually exercisable option, extending through December 31, 2081.

SUBSTITUTION PROVISION. The Glendale Galleria Borrowers, at their option and at their sole cost and expense, may obtain a release of one or more portions of the Glendale Galleria Property (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is currently in existence; (ii)
the Exchange Parcel shall either be vacant, non-income producing and unimproved land or one of the parcels identified in the loan documents; (iii) the Glendale
Galleria Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition or with a parcel specified in the loan documents ("Acquired Parcel"); (iv) the Glendale Galleria Borrowers will provide the lender with a reasonably acceptable environmental report and engineering report (if applicable) with respect to the Acquired Parcel; and (v)
the Glendale Galleria Borrowers shall properly release the Exchange Parcel and shall obtain title insurance or a title endorsement for the Acquired Parcel.

RELEASE PROVISIONS. The Glendale Galleria Borrowers have the right to release one or more unimproved, non-income producing outlots from the lien of the mortgage subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to the lender's receipt of a rating agency confirmation.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

LOUISIANA BOARDWALK LOAN
------------------------

                     [LOUISIANA BOARDWALK PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

Number of Mortgaged Real Properties                                         1
Location (City/State)                                        Bossier City, LA
Property Type                                                 Anchored Retail
Size (Square Feet)                                                    544,175
Physical Percentage Occupancy as of October 25, 2005                 79.8%(1)
Year Built / Renovated                                               2005/NAP
Appraisal Value                                               $162,000,000(2)
# of Tenant Leases                                                         56
Average Rent Per Square Foot                                           $15.27
Underwritten Economic Occupancy                                      95.0%(3)
Underwritten Revenues                                             $13,230,161
Underwritten Total Expenses                                        $2,525,471
Underwritten Net Operating Income (NOI)                           $10,704,690
Underwritten Net Cash Flow (NCF)                               $10,508,619(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                      CRF
Loan Group                                                                  1
Origination Date                                            September 8, 2005
Cut-off Date Principal Balance                                   $128,000,000
Cut-off Date Loan Balance Per SF/Unit                                    $235
Percentage of Initial Mortgage Pool Balance                              4.2%
Number of Mortgage Loans                                                    1
Type of Security (Fee/Leasehold)                                          Fee
Mortgage Rate                                                         5.1330%
Amortization Type                                                  IO-Balloon
IO Period (Months)                                                         36
Original Term to Maturity/ARD (Months)                                    120
Original Amortization Term (Months)                                       360
Lockbox                                                                  Hard
Cut-off Date LTV Ratio                                               79.0%(5)
LTV Ratio at Maturity or ARD                                            70.1%
Underwritten DSCR on NOI                                                1.28x
Underwritten DSCR on NCF                                             1.26x(4)
--------------------------------------------------------------------------------

--------------------
(1)  The occupancy percentage includes tenants in-place, tenants who have signed leases, and tenants who have signed letters of intent.

(2)  The appraised value is the "as stabilized" appraised value. The "as is"
     value is $150,000,000.00.

(3)  Represents in-line occupancy only. The anchor spaces, Bass Pro and Regal
     Cinemas were underwritten at 100% occupancy.

(4)  Underwritten Net Cash Flow and Underwritten DSCR was calculated using "as stabilized" cash flows assuming a 5% vacancy excluding the anchor spaces of
     Bass Pro and Regal Cinemas, which were underwritten at 100% occupancy. "In
     Place" Net Cash Flow is $7,169,971.00, giving a DSCR of 0.86x. The lender has reserved upfront nine different reserves totaling $1,915,166 to account for this.

(5)  The Cut-Off Date LTV Ratio was calculated using the full loan amount and the "as stabilized" appraised value. Using the full loan amount and the "as is" value of $150,000,000.00, the Cut-Off Date LTV (%) is 85.3%.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [LOUISIANA BOARDWALK LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Louisiana Boardwalk Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a retail property (the "Louisiana Boardwalk Property") located in Bossier City, LA. The
Louisiana Boardwalk Loan represents approximately 4.2% of the initial mortgage pool balance and approximately 4.4% of the initial loan group 1 balance.

The Louisiana Boardwalk Loan was originated on September 8, 2005, and has a principal balance as of the cut-off date of $128,000,000. The Louisiana
Boardwalk Loan has a remaining term of 117 months and a scheduled maturity date of September 8, 2015. The Louisiana Boardwalk Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Louisiana Boardwalk Loan is permitted on or after June 8, 2015 without penalty.

THE PROPERTY. The Louisiana Boardwalk Property consists of a town-center-style retail property comprised of 14 buildings containing 544,175 rentable square feet and located at 390 Plaza Loop in Bossier City, Louisiana. The buildings are situated on 20.40 acres of land and were built between 2004 and 2005. The property had its grand opening on May 12, 2005.

The Louisiana Boardwalk Property is designed in a town-center format along both sides of Boardwalk Boulevard which travels parallel to the Red River in a northwest to southeast direction.  The 106,000 square foot Bass Pro sits at one end of Boardwalk Boulevard and anchors the northwest end of the site and the
14-screen Regal Cinema anchors the northeast end of the site at the farthest point from the Red River.  The Kingpinz, Saddle Ridge, and Gap are several notable tenants that anchor the southeast end of the site. Included in the
Louisiana Boardwalk development but not included in the collateral for the
Louisiana Boardwalk Loan is additional land for a phase two development that will include a luxury hotel, additional retail suites, and a marina.

The Louisiana Boardwalk Property provides visitors with various amenities including: a 14-screen, stadium-seating movie theater; The Boardwalk Wet Deck, an interactive fountain including 12 pop jets and sanitized water; The
Boardwalk Dancing Fountains Water Show, a natural themed water feature with waterfalls, rockwork, and thirty-one 35-foot water jets; the Boardwalk
Promenade, 2,500 feet of river views with 5 seating areas; a full-sized carousel featuring 30 animals; a trolley that runs from Bass Pro Outdoor World,
LLC. ("Bass Pro"), one of the anchor tenants, to the parking garage and provides seating for 40 passengers; regional gatherings, competition, seminars, and speeches from experts sponsored by Bass Pro; concerts and gatherings sponsored by local radio stations.

Parking is provided for approximately 4,296 cars, a parking ratio of 7.9 spaces per thousand square feet of floor area.

The following table presents certain information regarding the major tenants at the Louisiana Boardwalk Property:

--------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION
                                                ------------------

                                                       CREDIT RATINGS    SQUARE      % OF       BASE       LEASE
 TENANT NAME                     PARENT COMPANY       (MOODY'S/S&P)(1)     FEET       GLA     RENT PSF   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

 Bass Pro ..............        Bass Pro, Inc.             NR/NR         106,000     19.5%     $ 5.66    11/6/2023
 Regal Cinemas .........  Regal Entertainment Group       Ba3/BB--        71,512     13.1%     $ 9.00   11/30/2021
 Kingpinz ..............       Kingpinz Bowling            NR/NR          18,632      3.4%     $21.00    8/31/2015
 Saddle Ridge ..........         Saddle Ridge              NR/NR          16,271      3.0%     $21.00    6/30/2015
 Gap ...................          Gap, Inc.              Baa3/BBB--       10,316      1.9%     $12.00    8/31/2010
--------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Louisiana Boardwalk Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE(1)
                                              --------------------------

                 NUMBER     SQUARE      % OF                                 CUMULATIVE    CUMULATIVE   CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT     % OF BASE    SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING    RENT EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ......    NAP      121,717      22.4%           NAP         NAP        121,717        22.4%            NAP         NAP
 2006 ........      0            0       0.0%    $        0         0.0%       121,717        22.4%     $        0         0.0%
 2007 ........      0            0       0.0%    $        0         0.0%       121,717        22.4%     $        0         0.0%
 2008 ........      1        1,231       0.2%    $   28,313         0.4%       122,948        22.6%     $   28,313         0.4%
 2009 ........      0            0       0.0%    $        0         0.0%       122,948        22.6%     $   28,313         0.4%
 2010 ........     19       66,619      12.2%    $1,221,409        18.9%       189,567        34.8%     $1,249,722        19.4%
 2011 ........      1        4,001       0.7%    $   96,024         1.5%       193,568        35.6%     $1,345,746        20.9%
 2012 ........      2        3,407       0.6%    $   84,252         1.3%       196,975        36.2%     $1,429,998        22.2%
 2013 ........      0            0       0.0%    $        0         0.0%       196,975        36.2%     $1,429,998        22.2%
 2014 ........      0            0       0.0%    $        0         0.0%       196,975        36.2%     $1,429,998        22.2%
 2015 ........     25      131,578      24.2%    $3,031,458        47.0%       328,553        60.4%     $4,461,456        69.2%
 Thereafter ..      8      215,622      39.6%    $1,988,159        30.8%       544,175       100.0%     $6,449,615       100.0%
--------------    ---      -------     -----     ----------      ------        -------       -----      ----------       -----
 TOTAL .......     56      544,175     100.0%    $6,449,615       100.0%       544,175       100.0%     $6,449,615       100.0%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Louisiana Boardwalk Borrower's rent roll.

THE MARKET(2). The Louisiana Boardwalk Property is located in Bossier City,
Louisiana along the Red River. Bossier City is located in the northwestern corner of Louisiana along the borders of Texas, Oklahoma, Arkansas, and
Mississippi. The property is located 192 miles east of Dallas and 202 miles northeast of Houston.  Bossier City has a sister city, Shreveport, which is located directly across the Red River.  The Shreveport/Bossier City
Metropolitan Statistical Area ("MSA") is the primary trade and culture center of the 200 mile radius extending into Arkansas, Louisiana and Texas.

The Bossier City/Shreveport MSA economy is driven primarily from Barksdale Air
Force Base, the Port of Shreveport/Bossier City, General Motors, Louisiana
State University Medical Center, Horseshoe Casino, Isle of Capri Casino,
Harrah's Casino and various City and State agencies and school systems.
Barksdale Air Force Base has been in existence since 1933 and is not on the
2005 BRAC list of American military bases to be closed.  The Port is located at the head of the navigation for the Red River Waterway which links businesses throughout Texas, Arkansas, and Louisiana to domestic and international waterways via the Mississippi River and Gulf of Mexico.  The area casinos consist of a 514-room Sam's Town Shreveport Casino, a 405-room Hollywood Casino and a 606-room Horseshoe Hotel and Casino.

The Bossier City/Shreveport MSA has a population of 393,042 people.  The median household income for the MSA was $35,427 which is less than the U.S. median of
$45,660; however, the median household income has increased more than 55% since
1990.

The immediate area currently attracts 15 million tourists per year. A state-of-the-art convention center is anticipated to be completed in 2006.  The new convention center will be located 4 miles from the Louisiana Boardwalk
Property and a trolley will shuttle visitors to and from the Louisiana
Boardwalk.

THE BORROWER. The borrower, Louisiana Riverwalk, LLC (the "Louisiana Boardwalk
Borrower"), is a single purpose entity. The borrower is a Delaware limited liability company. The Louisiana Boardwalk Borrower is 100% owned by Riverwalk
Manager, L.L.C., a Louisiana limited liability company.  Riverwalk Manager,
L.L.C. is 50% owned by Paul Orfalea, individually, and 50% owned by GMS
Holdings, Inc., a California Corporation, as managing member. The Gary M.
Safady and Nada Safady Community Property Trust is the 100% owner of GMS
Holdings, Inc.  This trust is a vehicle in which Mr. and Mrs. Safady have placed their assets.  Mr. Safady owns 20 real estate properties and has developed more than 4.5 million square feet of commercial properties, which are primarily retail shopping centers.  As managing member of O&S Holdings, Inc., he has been responsible for the development of eighty properties in the United
States in its 11 year history.  Mr. Orfalea owns 28 real estate properties.

PROPERTY MANAGEMENT. The property manager for the Louisiana Boardwalk Loan
Property is O&S Holdings, LLC, which is an affiliate of the Louisiana Boardwalk
Borrower.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. At origination, the Louisiana Boardwalk Borrower was required to establish a lockbox account. The loan documents require the Louisiana Boardwalk
Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event" has occurred, all funds in the lockbox accounts are transferred to an account designated by the Louisiana Boardwalk
Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means an event of default or the debt service coverage ratio declining below 1.00:1.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Louisiana Boardwalk Loan:

--------------------------------------------------------------------------------
                            ESCROWS / RESERVES
                            ------------------
  TYPE:                                             INITIAL       MONTHLY
--------------------------------------------------------------------------------
  Taxes .......................................   $  149,359      $47,260
  Insurance ...................................   $  121,734      $17,391
  Capital Expenditures ........................   $        0      $ 4,543
  Rollover Reserves ...........................   $5,888,110      $15,289
  Other(1).....................................   $1,915,166      $     0
  Bass Pro Leasing Letter of Credit ...........   $  750,000      $     0
--------------------------------------------------------------------------------

---------------------
(1)  Eddie Bauer Reserve, Occupancy and Free Rent Reserve, Nonconsolidation
     Opinion Reserve, Percentage Rent Reserve and Carousel Reserve.

The Louisiana Boardwalk Borrower has established the following reserves to cover the Bass Pro dispute, free rent, discounted rental payments, rent for signed tenants but not in occupancy, unfunded tenant improvements (as well as future funding tenant improvements for the vacant space), and other upcoming items:

Bass Pro Leasing Letter of Credit: There is a dispute between the Louisiana
Boardwalk Borrower and the Bass Pro tenant related to $748,500 in tenant improvements that the tenant contends were not done. The dispute has been submitted to arbitration. The lender required a letter of credit in the amount of $750,000, as additional security for the Louisiana Boardwalk Loan.  The letter of credit will be released if either the arbitrator rules in favor of the Louisiana Boardwalk Borrower or if satisfactory evidence is provided to lender that the landlord has paid the tenant this disputed amount.

Occupancy and Free Rent Reserve -- to be released monthly: $839,689 ($346,505
October; $133,616 November; $68,813 December; $43,919 January, February, March;
$26,322 April, May, June, July; $11,572 August, September, October, November;
$7,426 December). Amounts in this reserve equal the aggregate of: (a) with respect to certain tenants that currently pay discounted rent because co-tenancy conditions have not yet been met, the difference between the contract rent after the conditions have been met and the current rent, (b) with respect to certain tenants (other than Eddie Bauer) that are not yet in occupancy, the contract rents for the period until such tenants take occupancy, and (c) with respect to certain tenants that have a free rent period, the contract rent for such period.

Tenant Improvement Reserve -- All sums in the Tenant Improvements Reserve
Account will be required to be used for payment of tenant improvement expenses incurred by Louisiana Boardwalk Borrower in connection with tenants or vacant spaces at the Louisiana Boardwalk Property identified in the loan agreement relating to fully executed leases approved (or deemed approved) pursuant to the loan agreement.

Percentage Rent Reserve -- to be released with payments of Percentage Rent:
$625,618. Provided no event of default has occurred, amounts in the Percentage
Rent Reserve Account will be required to be disbursed during each calendar year to Louisiana Boardwalk Borrower in an amount equal to the excess of the
Qualifying Percentage Rent collected for such calendar year over the balance then in the Percentage Rent Reserve Account. "Qualifying Percentage Rent" means percentage rent which is paid with respect to time periods during which the relevant tenant was also paying base rent under its Lease.

Eddie Bauer Reserve -- $365,792 (2 years of rent). Provided no event of default has occurred, amounts in the Eddie Bauer Reserve Account will be required to be disbursed to Louisiana Boardwalk Borrower if Eddie Bauer is in occupancy and paying "minimum annual rent" pursuant to the Eddie Bauer Lease.

Carousel Reserve -- $34,067. Provided no event of default has occurred, amounts in the Carousel Reserve Account shall be released when the Louisiana Boardwalk
Borrower has collected, during the prior twelve calendar months, $204,400 of rent attributable to the carousel on the Louisiana Boardwalk Property.

Nonconsolidation Opinion Reserve -- $50,000. Amounts in the reserve will be required to be released upon delivery of a satisfactory nonconsolidation opinion.

RECOURSE GUARANTY / LETTER OF CREDIT. At loan closing, Sponsors also executed a recourse guaranty for $36,400,000. On or before December 15, 2005, Sponsor must post a letter of credit (the "Letter of Credit") which will replace the recourse guaranty.  The amount of the Letter of Credit will be an amount equal to the loan amount minus the debt amount that would produce a debt service coverage ratio of 1.20x based on the actual constant (during the amortizing period) and a stressed debt service coverage ratio of 0.85x using a 9.25%
constant and the net cash flow of the Louisiana Boardwalk Property.  The amount of the Letter of Credit will be recalculated on a quarterly basis, based primarily on the property's leases in place and trailing twelve month operating performance as adjusted by lender.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. In the event of an arms length sale to a unaffiliated third party, the new Louisiana Boardwalk Borrower may obtain mezzanine financing secured by a pledge of the partnership interests subject to (i) an
80% LTV as determined by an appraisal ordered by lender, (ii) a debt service coverage ratio equal to or greater than 1.20x (debt service utilized for such calculation will be during the amortizing period of the loan) and (iii) an intercreditor agreement satisfactory to lender.

RELEASE OF PARCEL. The Louisiana Boardwalk Borrower is permitted to release a designated unimproved, non-income producing parcel from the lien of the mortgage that is currently being used for storage of boats by one of the tenants, Bass Pro, subject to satisfaction of certain conditions in the loan documents, which include, that the borrower cause the City of Bossier City to provide Bass Pro substitute space for storage of boats, as required pursuant to the lease between the Louisiana Boardwalk Borrower and Bass Pro.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

INTERNATIONAL HOME FURNISHINGS CENTER
-------------------------------------

            [INTERNATIONAL HOME FURNISHINGS CENTER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                        1
 Location (City/State)                                          Highpoint, NC
 Property Type                                                          Other
 Size (Square Feet)                                                 2,706,510
 Physical Percentage Occupancy as of August 31, 2005                    99.9%
 Year Built/Renovated                                               1921/2004
 Appraisal Value                                                 $332,600,000
 # of Tenant Leases                                                       459
 Average Rent Per Square Foot                                          $13.35
 Underwritten Economic Occupancy                                       100.0%
 Underwritten Revenues                                            $46,288,831
 Underwritten Total Expenses                                      $14,711,611
 Underwritten Net Operating Income (NOI)                          $31,577,220
 Underwritten Net Cash Flow (NCF)                                 $31,175,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

Mortgage Loan Seller                            IXIS Real Estate Capital Inc.
Loan Group                                                                  1
Origination Date                                              October 4, 2005
Cut-off Date Principal Balance                                   $100,000,000
Cut-off Date Loan Balance Per SF/Unit                                     $37
Percentage of Initial Mortgage Pool Balance                              3.3%
Number of Mortgage Loans                                                    1
Type of Security (Fee/Leasehold)                                Fee/Leasehold
Mortgage Rate                                                         4.9900%
Amortization Type                                               Interest Only
IO Period (Months)                                                         60
Original Term to Maturity/ARD (Months)                                     60
Original Amortization Term (Months)                                         0
Lockbox                                                                  Hard
Cut-off Date LTV Ratio                                                  30.1%
LTV Ratio at Maturity or ARD                                            30.1%
Underwritten DSCR on NOI                                                6.24x
Underwritten DSCR on NCF                                                6.16x
Shadow Rating (Moody's/S&P)                                           Aaa/AAA
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

          [INTERNATIONAL HOME FURNISHINGS CENTER LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "International Home Furnishings Center Loan")
is evidenced by a single promissory note secured by a mortgage encumbering the borrower's fee and leasehold interest in a furniture exhibition center (the
"International Home Furnishings Center Property") located in High Point, North
Carolina. The International Home Furnishings Center Loan represents approximately 3.3% of the initial mortgage pool balance and approximately 3.4%
of the initial loan group 1 balance.

The International Home Furnishings Center Loan was originated on October 4,
2005, and has a principal balance as of the cut-off date of $100,000,000. The
International Home Furnishings Center Loan has a remaining term of 59 months and a scheduled maturity date of November 1, 2010. The International Home
Furnishings Center Loan permits prepayment at any time with the payment of yield maintenance. Voluntary prepayment, of the International Home Furnishings
Center Loan, without the payment of yield maintenance, is permitted on or after
August 1, 2010.

THE PROPERTY. The International Home Furnishings Center Property is a 3,377,663
gross square feet (2,706,510 net rentable square feet) furniture exhibition center, consisting of several interconnected buildings, located on the east side of Main Street in the center of downtown High Point, North Carolina. The
International Home Furnishings Center Property is the hub of the semi-annual
International Home Furnishings Market and has been in operation since 1921.
Situated on 5.46 acres of land, building construction includes concrete footings and foundation, steel and concrete frame, brick with reinforced concrete exterior walls, and a membrane cover roof. Tenants' exhibition areas are completely customized to their specifications at their sole cost. Tenants typically oversee the re-construction of their own space. There is a single-story underground parking facility underlying a portion of the main part of the subject property, as well as other parking controlled by the subject's owners.

The following table presents certain information relating to the major tenants at the International Home Furnishings Center Property:

---------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------

                                                          CREDIT RATINGS     SQUARE     % OF    BASE RENT       LEASE
 TENANT NAME                            PARENT COMPANY   (MOODY'S/S&P)(1)     FEET      GLA        PSF       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

 Furniture Brands International ....          NAP             Baa3/BBB      314,854    11.6%       $8.13      4/30/2010(2)
 La-Z-Boy Incorporated .............          NAP             NR / NR       185,907     6.9%       $8.13     10/31/2010
 Ashley Furniture Industries, Inc...          NAP             NR / NR       134,715     5.0%       $8.13     10/31/2009
---------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  22,541sf expires 4/30/2009.

The following table presents certain information relating to the lease rollover schedule at the International Home Furnishings Center Property:

----------------------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(3)
                                            --------------------------

               NUMBER      SQUARE      % OF                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
             OF LEASES      FEET        GLA       BASE RENT     RENT      SQUARE FEET     % OF GLA      BASE RENT    OF BASE RENT
 YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ...     NAP         4,030     0.1%             NAP       NAP           4,030         0.0%             NAP        NAP
 2005 .....      93       301,074    11.1%     $ 4,768,363      13.2%        305,104        11.3%     $ 4,768,363       13.2%
 2006 .....      56       191,227     7.1%     $ 2,870,918       8.0%        496,331        18.3%     $ 7,639,281       21.2%
 2007 .....      57       324,211    12.0%     $ 4,594,130      12.7%        820,542        30.3%     $12,233,411       33.9%
 2008 .....      71       285,718    10.6%     $ 4,247,043      11.8%      1,106,260        40.9%     $16,480,454       45.7%
 2009 .....     100       836,735    30.9%     $10,809,459      30.0%      1,942,995        71.8%     $27,289,913       75.6%
 2010 .....      82       763,515    28.2%     $ 8,789,322      24.4%      2,706,510       100.0%     $36,079,235      100.0%
-----------     ---     ---------   -----      -----------     -----       ---------       -----     ------------      -----
 TOTAL ....     459     2,706,510   100.0%     $36,079,235     100.0%      2,706,510       100.0%     $36,079,235      100.0%
----------------------------------------------------------------------------------------------------------------------------------

THE MARKET(4). High Point, NC has been the heart of the United States Furniture industry for almost a century with the first formal furniture market held at the subject in 1909. Twice a year at the semi-annual shows in October and
April, over 3,000 manufacturers converge on High Point, showing case goods, upholstery, accessories, lighting, wall decor, bedding, rugs and home textiles.
Over 80,000 industry professionals -- buyers, exhibitors and sales representatives from the U.S.A. and 110 countries around the world come as well, to attend the exhibitions. The two shows generate over $1 billion in economic activity annually.

The International Home Furnishings Market Authority (the "Market Authority")
was created in 2001 to improve the logistics of High Point's two main shows.
The Market Authority has successfully lobbied the government to provide funding for IHFM and has used these funds, and funds from their own budget (derived from a tax on all showroom space in the CBD), to substantially improve market transportation, thereby enhancing the marketability and desirability of the
IHFC. The N.C. Department of Transportation sets aside a substantial sum each year so that High Point can offer free shuttles to and from 100 outlying hotels and the Piedmont Triad International Airport.

---------------------
(3)  Information obtained from the International Home Furnishings Center
     Borrower's rent roll.

(4)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

In addition, a new transportation terminal is being built on the street bisecting the two main buildings that make up IHFC that could exceed $7 million in total construction costs. The ground portion of that project will be completed September 30th of this year. The entire project, which is largely funded by federal and state government money, should be completed in 2009. The
Market Authority is expected to receive $1.2 million per year in state funding over the next two year for the new transportation terminal.

The Market Authority is also slated to receive $750,000 per year from the state for marketing expenses. As part of its marketing efforts, the authority has printed 100,000 brochures with updated information on accommodations, transportation and shuttle schedules. It plans to distribute these before and during the October market.

All of these improvements make it easier for visitors to the market to navigate between the showrooms and get to and from the airport and their lodgings. In all, they serve to make the International Home Furnishings Market Center
Property a stress-free, enjoyable experience. In addition, they display the commitment of the state to the continued success of the market.

THE BORROWER. The borrower, IHFC Properties, LLC (the "International Home
Furnishings Center Borrower"), is a single purpose entity. The International
Home Furnishings Center Borrower is a Delaware limited company. The
International Home Furnishings Center Borrower is primarily indirectly owned by
Bassett Furniture Industries, Inc. (approximately 46% ownership interest),
Jefferson-Pilot Corporation (approximately 29% ownership interest) and the
Randall B. Terry Foundation (approximately 24% ownership interest).

PROPERTY MANAGEMENT. The property is managed by International Home Furnishings
Center, Inc., a North Carolina corporation, an affiliate of the International
Home Furnishings Center Borrower.

LOCKBOX. Upon the commencement of a Cash Management Period, the International
Home Furnishings Center Borrower will be required to establish and direct the tenants to deposit all rents into a clearing account. In addition, upon the commencement of a Cash Management Period, all rents received by the
International Home Furnishings Center Borrower or the manager will be required to be deposited into the clearing account within one business day of receipt.
Funds deposited into the clearing account will be required to be swept by the clearing bank on a daily basis into a deposit account. The deposit account and any subaccount of the deposit account will be under the sole control and dominion of the lender, and the International Home Furnishings Center Borrower
will have no right of withdrawal therefrom. A "Cash Management Period" will commence upon the lender giving notice to the International Home Furnishings
Center Borrower and clearing bank of the occurrence of either (i) the stated
maturity date or (ii) an event of default under the loan agreement related to the International Home Furnishings Center Loan; and will end upon the lender giving notice to the International Home Furnishings Center Borrower and the
clearing bank that the Cash Management Period has ended, which notice the lender will only be required to give if for twelve consecutive months since the commencement of the existing Cash Management Period no event of default has occurred or the International Home Furnishings Center Loan has been fully prepaid.

ESCROWS. The following escrow/reserve accounts have been established with respect to International Home Furnishings Center Loan:

       ------------------------------------------------------------
                            ESCROWS / RESERVES
       ------------------------------------------------------------
         TYPE:                              INITIAL    MONTHLY
       ------------------------------------------------------------
         Environmental Reserve .........   $143,750      $0
       ------------------------------------------------------------

Environmental Reserve. There is an upfront environmental reserve in place to account for the continued monitoring of two pre-existing environmental conditions at the Property. $50,000, which represents 125% of the estimated cost of continued monitoring (according to the Velocity Consulting Inc. Phase I report), has been held in reserve to account for continued aggressive fluid vapor recovery and ground water monitoring. $93,750, which represents 125% of the estimated cost of continued monitoring (according to the Velocity
Consulting Inc. Phase I report), has been held in reserve for continued
monitoring of perchloroethylene that was detected in only one groundwater monitoring well in 1991 and was not detected in a second nearby monitoring well.

ADDITIONAL DEBT. Mezzanine Financing -- IHFC Holdings, LLC the 100% owner of
Borrower (the "Mezzanine Borrower") entered into a Revolving Credit Line
Agreement with IXIS Real Estate Capital Inc. in the maximum amount not to exceed $25,000,000.00 on October 4, 2005. The debt is secured, among other things, by a pledge of the Mezzanine Borrower's interest in the International
Home Furnishings Center Borrower.

PERMITTED MEZZANINE DEBT. The mortgage loan documents permit the International
Home Furnishings Center Borrower to obtain secondary subordinate mezzanine debt provided that certain conditions are met, including (i) the maximum principal amount for the new mezzanine debt will not exceed $25,000,000, (ii) the lender, the mezzanine lender and subordinate mezzanine lender will enter into a standstill, subordination and mutual recognition agreement on a form agreed upon by the lender and the mezzanine lender, (iii) the aggregate loan to value ratio of the loans (i.e. the International Home Furnishings Center Loan and
both mezzanine loans) will not exceed 60% assuming for this purpose that the aggregate outstanding principal balance of the mezzanine loans is $50,000,000 and (iv) the aggregate underwritten debt service coverage ratio of the loans
(i.e. the International Home Furnishings Center Loan and both mezzanine loans)
will not be less than 1.60:1.

GROUND LEASE. A portion of the International Home Furnishings Center Property
is built on a ground lease with the City of High Point. The initial Lease commenced in 1973 with a term of 50 years. There are three options to renew for periods of ten years each and a final renewal option for nineteen years. Annual rent under the lease is $163,689 as of 2004.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       42

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

GALILEO NXL RETAIL PORTFOLIO 2
------------------------------

                     [GALILEO NXL RETAIL PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Real Properties                                       13
  Location (City/State)                                              See Table
  Property Type                                                Anchored Retail
  Size (Square Feet)                                                 1,588,089
  Physical Percentage Occupancy as of July 11, 2005                   90.9%(1)
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $135,500,000
  # of Tenant Leases                                                       197
  Average Rent Per Square Foot                                           $6.89
  Underwritten Economic Occupancy                                        94.7%
  Underwritten Revenues                                            $14,705,309
  Underwritten Total Expenses                                       $4,166,449
  Underwritten Net Operating Income (NOI)                          $10,538,859
  Underwritten Net Cash Flow (NCF)                                  $9,459,129
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                             August 10, 2005
  Cut-off Date Principal Balance                                   $99,000,000
  Cut-off Date Loan Balance Per SF/Unit                                    $62
  Percentage of Initial Mortgage Pool Balance                             3.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                                         Fee
  Mortgage Rate                                                        5.1500%
  Amortization Type                                              Interest Only
  IO Period (Months)                                                        84
  Original Term to Maturity/ARD (Months)                                    84
  Original Amortization Term (Months)                                        0
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 73.1%
  LTV Ratio at Maturity or ARD                                           73.1%
  Underwritten DSCR on NOI                                               2.04x
  Underwritten DSCR on NCF                                               1.83x

--------------------
(1)  Occupancy reflects the weighted average for the Galileo NXL Retail
     Portfolio 2 Properties by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [GALILEO NXL RETAIL LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loan (the "Galileo NXL Retail Portfolio 2 Loan") is evidenced by a promissory note secured by a first mortgage encumbering 13 anchored community shopping centers (the "Galileo NXL Retail Portfolio 2
Properties"). The table below provides specific information about the Galileo
NXL Retail Portfolio 2 Properties. The Galileo NXL Retail Portfolio 2 Loan
represents approximately 3.2% of the initial mortgage pool balance and approximately 3.4% of the initial group 1 balance.

The Galileo NXL Retail Portfolio 2 Loan was originated on August 10, 2005 and has an aggregate principal balance as of the cut-off date of $99,000,000. The
Galileo NXL Retail Portfolio 2 Loan has a remaining term of 81 months to its maturity date of August 31, 2012. The Galileo NXL Retail Portfolio 2 Loan may
be prepaid on or after June 1, 2012, and permits defeasance with United States government obligations beginning on the earlier of two years after the creation of the securitization trust.

THE PROPERTIES. The Galileo NXL Retail Portfolio 2 Loan is secured by 13 anchored community shopping centers totaling 1,588,089 square feet. The Galileo
NXL Retail Portfolio 2 Properties are located in nine states and five regions, including the Northeast, Mid-Atlantic, South, Midwest, and Southwest. The
largest state concentrations are represented by Texas, with four properties totaling 546,722 square feet (34.4% of total); Virginia, with two properties totaling 238,035 square feet (15.0% of total); and West Virginia, with one property totaling 180,346 square feet (11.4% of total). No other state represents more than 10% of the portfolio by square footage. The Galileo NXL
Retail Portfolio 2 Properties were purchased by the Galileo NXL Retail
Portfolio 2 Borrowers (as defined below) from NXL (as defined below) (or affiliates thereof) simultaneously with the origination of the Galileo NXL
Retail Portfolio 2 Loan.

The following tables present certain information regarding the Galileo NXL
Retail Portfolio 2 Properties:

--------------------------------------------------------------------------------------
                      GALILEO NXL RETAIL PORTFOLIO 2 PROPERTIES
                      -----------------------------------------

                                                             YEAR BUILT/     SQUARE
 PROPERTY                               CITY        STATE     RENOVATED       FEET
--------------------------------------------------------------------------------------

 Moundsville Plaza .............    Moundsville      WV      1961/1994       180,346
 Jones Square ..................      Houston        TX      1978/1988       169,003
 Northshore Plaza ..............     Portland        TX      1981/2000       152,144
 Hilltop Plaza .................  Virginia Beach     VA        1987          152,025
 Northridge Plaza ..............     Milwaukee       WI      1975/1996       150,164
 Washtenaw Fountain Plaza.......     Ypsilanti       MI        1989          135,942
 Keegan's Meadow ...............     Stafford        TX      1983/1999       125,298
 Marwood Plaza .................   Indianapolis      IN      1972/1992       107,080
 Plantation Plaza ..............       Clute         TX      1973/2002       100,277
 Jacksonian Plaza ..............      Jackson        MS        1990           87,721
 Tuckernuck Square .............     Richmond        VA      1981/1994        86,010
 Southern Village ..............       Mesa          AZ      1986/1997        84,054
 Dover Park Plaza ..............     Yardville       NJ      1966/2004        58,025
-------------------------------- ---------------- --------   ---------     ---------
 TOTAL / WEIGHTED AVERAGE ......                                           1,588,089
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                            GALILEO NXL RETAIL PORTFOLIO 2 PROPERTIES
                            -----------------------------------------

                                  % OF TOTAL                                           APPRAISED
 PROPERTY                        SQUARE FEET    OCCUPANCY        PRIMARY TENANT          VALUE
--------------------------------------------------------------------------------------------------

 Moundsville Plaza ............      11.4%         86.6%            Kroger           $ 11,000,000
 Jones Square .................      10.6%        100.0%          Hobby Lobby        $ 13,400,000
 Northshore Plaza .............       9.6%         95.1%            H.E.B.           $ 10,800,000
 Hilltop Plaza ................       9.6%         98.9%    North Carolina Company   $ 13,200,000
 Northridge Plaza .............       9.5%         63.2%           Big Lots          $ 10,900,000
 Washtenaw Fountain Plaza......       8.6%         72.3%        Dunham's Sports      $  8,200,000
 Keegan's Meadow ..............       7.9%         95.5%           Randall's         $ 13,800,000
 Marwood Plaza ................       6.7%         96.1%            Kroger           $ 10,000,000
 Plantation Plaza .............       6.3%         98.8%            Kroger           $ 10,500,000
 Jacksonian Plaza .............       5.5%        100.0%         Office Depot        $  4,000,000
 Tuckernuck Square ............       5.4%         95.5%          Babies R Us        $ 11,400,000
 Southern Village .............       5.3%         98.1%           Food City         $  9,800,000
 Dover Park Plaza .............       3.7%         95.8%              CVS            $  8,500,000
--------------------------------    -----         -----    ------------------------  ------------
 TOTAL / WEIGHTED AVERAGE .....     100.0%         90.9%                             $135,500,000
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                TEN LARGEST TENANTS BY BASE RENT
                                                --------------------------------

                                                  CREDIT RATINGS   NUMBER OF              % OF PORTFOLIO   SQUARE   % OF PORTFOLIO
 TENANT                        PARENT COMPANY    (MOODY'S/S&P)(1)   STORES     BASE RENT     BASE RENT      FEET         GLA
--------------------------  ------------------   ----------------  --------- ------------ --------------  -------  ---------------

 Kroger ..................    The Kroger Co.        Baa2/BBB-          4      $1,179,220        10.8%     161,168        10.1%
 Randalls ................     Safeway Inc.         Baa2/BBB-          1      $  431,875         3.9%      53,250         3.4%
 Walgreens ...............     Walgreen Co.           Aa3/A+           2      $  429,860         3.9%      29,700         1.9%
 Office Depot ............   Office Depot Inc.      Baa3/BBB-          3      $  397,253         3.6%      68,164         4.3%
 Food City ...............          NAP               NR/NR            1      $  391,656         3.6%      52,220         3.3%
 Big Lots ................     Big Lots Inc.         NR/BBB-           3      $  381,000         3.5%     106,145         6.7%
 Hobby Lobby .............          NAP               NR/NR            1      $  330,000         3.0%      60,000         3.8%
 North Carolina Company ..          NAP               NR/NR            1      $  318,160         2.9%      63,632         4.0%
 H.E.B. ..................  HEB Grocery Co. LP        NR/NR            1      $  316,333         2.9%      74,627         4.7%
 CVS .....................       CVS Corp.            A3/A-            2      $  253,940         2.3%      22,500         1.4%
-------------------------- --------------------        ----           --      ----------        ----      -------        ----
 TOTAL ...................                                            19      $4,429,297        40.5%     691,406        43.5%
----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Galileo NXL Retail Portfolio 2 Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                     NUMBER      SQUARE       % OF                   % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                   OF LEASES      FEET         GLA       BASE RENT     RENT     SQUARE FEET    % OF GLA    BASE RENT    OF BASE RENT
 YEAR               EXPIRING    EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant .........     NAP        145,170        9.1%           NAP      NAP        145,170        9.1%            NAP       NAP
 Month-to-Month..       7         14,557        0.9%   $   186,376      1.7%       159,727       10.1%    $   186,376       1.7%
 2005 ...........      15         38,985        2.5%   $   467,431      4.3%       198,712       12.5%    $   653,807       6.0%
 2006 ...........      29         58,912        3.7%   $   722,504      6.6%       257,624       16.2%    $ 1,376,311      12.6%
 2007 ...........      29        120,236        7.6%   $ 1,010,745      9.2%       377,860       23.8%    $ 2,387,057      21.8%
 2008 ...........      37        258,287       16.3%   $ 1,747,099     16.0%       636,147       40.1%    $ 4,134,155      37.8%
 2009 ...........      32        218,591       13.8%   $ 1,450,904     13.3%       854,738       53.8%    $ 5,585,060      51.0%
 2010 ...........      16        166,822       10.5%   $ 1,027,633      9.4%     1,021,560       64.3%    $ 6,612,692      60.4%
 2011 ...........       2         14,100        0.9%   $   126,400      1.2%     1,035,660       65.2%    $ 6,739,092      61.6%
 2012 ...........       8         84,135        5.3%   $   608,525      5.6%     1,119,795       70.5%    $ 7,347,618      67.1%
 2013 ...........       6        173,270       10.9%   $ 1,215,831     11.1%     1,293,065       81.4%    $ 8,563,449      78.3%
 Thereafter .....      16        295,024       18.6%   $ 2,378,700     21.7%     1,588,089      100.0%    $10,942,149     100.0%
-----------------     ---      ---------      -----    -----------    -----      ---------      -----     -----------     -----
 TOTAL ..........     197      1,588,089      100.0%   $10,942,149    100.0%     1,588,089      100.0%    $10,942,149     100.0%
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Galileo NXL Retail Portfolio 2 Borrower's rent roll.

THE BORROWERS. The following Galileo NXL Retail Portfolio 2 borrowers are associated with the promissory note for the Galileo NXL Retail Portfolio 2
Loan: HK New Plan Hilltop Plaza, LLC; Galileo Apollo II TX LP; Galileo
Moundsville LLC; Galileo Apollo II Sub LLC; HK New Plan Tuckernuck Square, LLC
and Galileo Washtenaw Fountain, LLC (collectively, the "Galileo NXL Retail
Portfolio 2 Borrowers"). Each of these entities is a single-purpose Delaware limited liability company or Delaware limited partnership. Galileo America LLC, a Delaware limited liability company (the "JV"), the members of which are New
Plan Australian Member, LLC (3.74%), a Delaware limited liability company, ERP
Australian Member. LLC (1.26%), a Delaware limited liability company, and
Galileo America, Inc. (95%), real estate investment trust (a "REIT") organized under the laws of the State of Maryland, indirectly owns 100% of the beneficial interests in all of the Galileo NXL Retail Portfolio 2 Borrowers.

Galileo America, Inc., is wholly-owned by Galileo Shopping America Trust
("GSA"), which is a publicly traded REIT on the Australian Stock Exchange that was formed in 2003 and that has approximately $1.77 billion of assets.(2)

New Plan Australian Member, LLC and ERP Australian Member, LLC are each directly or indirectly owned by New Plan Excel Realty Trust, Inc. ("NXL"), a
NYSE-listed real estate investment trust. NXL, is a New York-based REIT that was formed in 1972 and has been publicly traded since 1993. As of October 27,
2005, NXL's equity market capitalization was valued at over $2.2 billion and its net real estate assets were valued at over $3.5 billion, the 52-week range for NXL's stock is $20.18 to $28.65.

PROPERTY MANAGEMENT. NXL has retained an ownership interest in the properties through its 5% stake in Galileo America LLC, the purchaser of the properties and the deal sponsor. NXL, which managed the properties prior to their acquisition by the Galileo NXL Retail Portfolio 2 Borrowers, will continue to manage the properties through ERT Australian Management, LP.

LOCKBOX. At closing the Galileo NXL Retail Portfolio 2 Borrowers established a rent account in the lender's name. The Galileo NXL Retail Portfolio 2 Borrowers shall have access to and rights of withdrawal with respect to the rent account until the occurrence of an event of default or if the debt service coverage ratio (DSCR) for the preceding 12 months is less than 1.30x (a "Cash Management
Trigger Event"). Upon the occurrence of a Cash Management Trigger Event, the rent account shall be under the sole dominion and control of the lender until the event of default causing the Cash Management Trigger Event has been cured or waived or the DSCR for the preceding 12 months is at least 1.40x for three months.

ESCROWS. The following escrow / reserve accounts have been established with respect to the Galileo NXL Retail Portfolio 2 Loan:

        ---------------------------------------------------------------
                                ESCROWS / RESERVES
                                ------------------
        TYPE:                                   INITIAL        MONTHLY
        Taxes .............................   $1,313,287      $184,233
        Insurance .........................   $  174,676      $ 24,954
        Capital Expenditures ..............   $        0      $ 19,851
        Immediate Repair Reserves .........   $  114,700      $      0
        Rollover Reserves .................   $   25,627      $      0
        ---------------------------------------------------------------

--------------------
(2)  Based on the $US exchange rate as of September 7, 2005.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SUBSTITUTION. Permitted provided that, among other things, the following conditions are satisfied after giving effect to the substitution: (i) the loan-to-value (LTV) ratio is less than the lesser of the LTV ratio for the substituted property based on an appraisal not more than 45 days prior to such substitution and the allocated loan amount for such property and 73.1%, (ii)
the DSCR is at least equal to the greater of the DSCR in the Preceding Period
(as defined herein) and 1.82x, and (iii) the net operating income (NOI) is at least equal to the NOI in the Preceding Period. "Preceding Period" is the
trailing 12 month period immediately prior to a substitution, release or alteration, as the case may be. The allocated loan amount of the substitute property or properties shall not exceed, individually or in the aggregate 33%
of the principal balance on the closing date.

PARTIAL DEFEASANCE OF INDIVIDUAL PROPERTIES. Permitted after the second anniversary of securitization, provided that, among other things, the following conditions are satisfied after giving effect to the release: (i) the DSCR is equal to or greater than the DSCR in the Preceding Period and 1.82x, and (ii)
the Galileo NXL Retail Portfolio 2 Borrowers deposit with the lender United
States government securities sufficient to make scheduled payments on the loan in the amount of 125% of the allocated loan amount in respect of the released property.

PARCEL RELEASE/PARTIAL DEFEASANCE OF PARCELS. Permitted for unimproved, non-income producing parcels of land (or parking areas with de minimis income)
for addition or expansion of improvements for retail purposes, provided that, among other things, (i) the borrower delivers an officer's certificate stating that the value and the NOI at the remaining property would increase after taking into account the proposed use of the release parcel, (ii) the DSCR for the Preceding Period is not less than 1.82x, (iii) prior to the second anniversary of securitization, the greater of the appraised value of the parcel and the purchase price of the parcel plus the greater 1% thereof or yield maintenance thereon is held by the lender as additional collateral, or after the second anniversary of securitization, defeasance in the amount of 125% of the greater of the appraised value of the parcel and the purchase price of the parcel, (iv) the release parcel is subdivided from the remaining property and
(v) the borrower delivers certain legal opinions and officer's certificates.
The release of a specified parcel at the Moundsville property identified in the loan documents does not require the satisfaction of clauses (i) and (ii) above and certain other conditions.

PROPERTY ALTERATIONS. Permitted, subject to certain restrictions, including providing a completion guaranty for alterations, in the aggregate, in excess of
$4,000,000, the posting of collateral in the event that NOI during the
Preceding Period exceeds by 5% or more the NOI during alteration, or any alteration that would exceed 5% of the principal balance of either loan and the delivery of certain legal opinions and officer's certificate of the borrower.
However, alterations which would reduce debt yield during such alteration below
90% of the pre-alteration debt yield or which have an aggregate budgeted cost greater than 15% of the principal balance, are not permitted.

ENVIRONMENTAL INSURANCE(1). Eight of the thirteen properties securing the Loan currently have or historically had dry cleaners or gas stations on the premises. The Borrowers have obtained an environmental insurance policy through
AIG that provides $2 million of coverage per incident up to a $7.5 million aggregate cap.

--------------------
(1)  The environmental insurance policy provides blanket coverage for a
     69-property portfolio. The policy has a 5-year term and Galileo NXL Retail
     Portfolio 2 Borrower has provided a covenant to renew the policy, subject to the availability of a new policy on commercially reasonable terms.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

CHASE MANHATTAN CENTRE
----------------------

                   [CHASE MANHATTAN CENTRE PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                         1
 Location (City/State)                                          Wilmington, DE
 Property Type                                                          Office
 Size (Square Feet)                                                    441,341
 Physical Percentage Occupancy as of July 1, 2005                        95.7%
 Year Built/Renovated                                                 1988/NAP
 Appraisal Value                                                  $123,000,000
 # of Tenant Leases                                                         52
 Average Rent Per Square Foot                                           $26.52
 Underwritten Economic Occupancy                                           95%
 Underwritten Revenues                                             $15,309,857
 Underwritten Total Expenses                                        $6,322,334
 Underwritten Net Operating Income (NOI)                            $8,987,523
 Underwritten Net Cash Flow (NCF)                                   $8,260,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      CRF
 Loan Group                                                                  1
 Origination Date                                              October 6, 2005
 Cut-off Date Principal Balance                                    $97,293,655
 Cut-off Date Loan Balance Per SF/Unit                                    $220
 Percentage of Initial Mortgage Pool Balance                              3.2%
 Number of Mortgage Loans                                                    1
 Type of Security (Fee/Leasehold)                                          Fee
 Mortgage Rate                                                         5.3300%
 Amortization Type                                                     Balloon
 IO Period (Months)                                                          0
 Original Term to Maturity/ARD (Months)                                    120
 Original Amortization Term (Months)                                       360
 Lockbox                                                                  Hard
 Cut-off Date LTV Ratio                                                  79.1%
 LTV Ratio at Maturity or ARD                                            65.9%
 Underwritten DSCR on NOI                                                1.38x
 Underwritten DSCR on NCF                                                1.27x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                 [CHASE MANHATTAN CENTRE LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Chase Manhattan Centre Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 22-story
Class A office building (the "Chase Manhattan Centre Property") located in
Wilmington, DE. The Chase Manhattan Center Loan represents approximately 3.2%
of the initial mortgage pool balance and approximately 3.3% of the initial loan group 1 balance.

The Chase Manhattan Centre Loan was originated on October 6, 2005, and has a principal balance as of the cut-off date of $97,293,655. The Chase Manhattan
Centre Loan has a remaining term of 118 months and a scheduled maturity date of
October 8, 2015. The Chase Manhattan Centre Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Chase Manhattan Centre Loan is permitted on or after July 8, 2015.

THE PROPERTY. The Chase Manhattan Centre Property consists of a 22-story, Class
A office building with 441,341 rentable square feet located at 1201 North
Market Street in downtown Wilmington, Delaware.  The Chase Manhattan Centre
Property is located on 1.26 acres and occupies an entire city block.  The steel-frame building was constructed in 1988 and designed by Skidmore, Owings and Merrill.  The property is the tallest building in Wilmington. JP Morgan
Chase & Co. ("JP Morgan"), the anchor tenant at the Chase Manhattan Centre
Property, invested significant amounts in capital improvements to house its data operations at the Chase Manhattan Centre Property.

The Chase Manhattan Centre Property contains four levels of below-grade parking for 475 automobiles (1.1 parking stalls/ 1,000 square foot).  Two separate elevators and one stair tower serve the parking levels from the lobby of the building.

The building has two entrances, one on each of Market and 12th Streets, and features a vaulted lobby with a terrazzo floor and marble walls.  There are nine elevators serving the office space.  The floor plates are rectangular with various offsets creating numerous corner and multi-window offices on each floor.  Floor-plates range between 15,000 square feet and 21,000 square feet, with layouts suited to both single and multi-tenant floor configurations.
Building security includes security turnstiles at both elevator banks requiring tenants to use access cards to enter, around-the-clock security personnel
(24/7), and security cameras surrounding the perimeter of the building including the loading dock area that are monitored by security personnel at the lobby console.

The following table presents certain information regarding major tenants at the
Chase Manhattan Centre Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT INFORMATION
                                                          ------------------

                                                                        CREDIT RATINGS    SQUARE    % OF    BASE RENT     LEASE
 TENANT NAME                                     PARENT COMPANY        (MOODY'S/S&P)(1)    FEET      GLA        PSF     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 JP Morgan Chase ...................       JP Morgan Chase & Co.           Aa3/AA-       80,912    18.3%    $  16.71     6/30/2008
 Morris, Nichols, Arsht & Tunnell .. Morris, Nichols, Arsht & Tunnell       NR/NR        66,099    15.0%    $  29.09    12/31/2013
 Blank Rome LLP ....................          Blank Rome LLP                NR/NR        40,960     9.3%    $  27.45    12/31/2016
 Marvin & Palmer ...................          Marvin & Palmer               NR/NR        30,256     6.9%    $  28.16     5/31/2012
 Nuclear Insurance ................. Nuclear Electric Insurance, Ltd.       NR/NR        26,862     6.1%    $  28.41     6/30/2016
----------------------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Chase Manhattan Centre Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(2)
                                                     --------------------------

                     NUMBER      SQUARE      % OF                   % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                   OF LEASES     FEET        GLA       BASE RENT       RENT     SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR               EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........      NAP     18,820     4.3%               NAP        NAP        18,820        4.3%            NAP      NAP
 Month-to-Month ..        1        824     0.2%    $       24,113       0.2%        19,644        4.5%    $    24,113      0.2%
 2006 ............        1      7,913     1.8%    $      242,850       2.2%        27,557        6.2%    $   266,963      2.4%
 2007 ............        6     25,542     5.8%    $      816,231       7.3%        53,099       12.0%    $ 1,083,194      9.7%
 2008 ............        6     87,753    19.9%    $    1,547,152      13.8%       140,852       31.9%    $ 2,630,346     23.5%
 2009 ............       10     26,977     6.1%    $      805,559       7.2%       167,829       38.0%    $ 3,435,905     30.7%
 2010 ............        1      2,802     0.6%    $       82,099       0.7%       170,631       38.7%    $ 3,518,004     31.4%
 2011 ............       10     73,312    16.6%    $    2,070,332      18.5%       243,943       55.3%    $ 5,588,336     49.9%
 2012 ............        4     42,361     9.6%    $    1,145,220      10.2%       286,304       64.9%    $ 6,733,556     60.1%
 2013 ............        5     82,339    18.7%    $    2,377,524      21.2%       368,643       83.5%    $ 9,111,080     81.3%
 2014 ............        0          0     0.0%    $            0       0.0%       368,643       83.5%    $ 9,111,080     81.3%
 2015 ............        0          0     0.0%    $            0       0.0%       368,643       83.5%    $ 9,111,080     81.3%
 Thereafter ......        8     72,698    16.5%    $    2,093,954      18.7%       441,341      100.0%    $11,205,034    100.0%
------------------       --    -------   -----     --------------     -----        -------      -----     -----------    -----
 TOTAL ...........       52    441,341   100.0%    $11,205,033.72     100.0%       441,341      100.0%    $11,205,034    100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3).  The Chase Manhattan Centre Property is located within
Wilmington's central business district ("CBD").  The CBD has 5.9 million square feet of office space.  The top demand drivers for office space in Wilmington's
CBD include financial services and law firms.  The vacancy rate for
Wilmington's CBD is approximately 12.1% (representing 717,222 square feet).
There are 16 office buildings with approximately 4.8 million square feet of space that comprise the Chase Manhattan Centre Property direct competitive set.
The vacancy rate among these buildings is 11.2% (representing 533,937 square feet). The property's closest competitors include 7 CBD properties with approximately 2,318,446 square feet that exhibit vacancy rates of 0% to 11.3%
and an average rate of 4.5%. Rental rates in the downtown Wilmington office market range from approximately $17.00 per square foot on a full service basis for Class B space to $32.00 per square foot plus electric for the premier spaces.

--------------------
(2)  Information obtained from the Chase Manhattan Centre Borrower's rent roll.

(3)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrower, 1201 North Market Street LLC, (the "Chase Manhattan
Centre Borrower"), is a single purpose entity. The Chase Manhattan Centre
Borrower is a Delaware limited liability company. The three largest members of the Chase Manhattan Centre Borrower, who collectively own 86% of the company, are Siegfried Realty Holdings (32.69%), PAI Realty, LLC (31.13%), and McConnell
-- Johnson Properties LLC (22.17%), an affiliate of the property manager.

McConnell -- Johnson Properties LLC is controlled by The McConnell Johnson Real
Estate Company which is a joint venture between Paul McConnell and Scott
Johnson.  Paul McConnell has participated in development projects totaling over
5 million square feet.  Prior to forming McConnell Development in 1989, Mr.
McConnell was a general partner at Emory Hill McConnell Associates where he generally directed the leasing, marketing, planning, acquisition and development of new projects in Delaware, New Jersey, Maryland and Pennsylvania and participated in negotiations on over 200 leases and over 4 million square feet  of leased space.  Scott Johnson began his real estate career in 1987 with the Linpro Company in office leasing and construction management.
Subsequently, Mr. Johnson spent 8 years as an owner's representative, leasing and managing properties for owners such as Lend Lease, TA Associates and
Brandywine Realty Trust; he was also a tenant's representative for national companies, and was involved in property acquisitions and development. In 2000,
Scott Johnson joined John McConnell as a partner in various entities of The
McConnell Companies.

PROPERTY MANAGEMENT. The property manager for the Chase Manhattan Centre
Property is The McConnell Johnson Real Estate Company, which is an affiliate of the Chase Manhattan Centre Borrower.

LOCKBOX. The mortgage loan requires a hard lockbox and upfront cash management.
At origination, the Chase Manhattan Centre Borrower was required to establish a lockbox account. The loan documents require the Chase Manhattan Centre Borrower to direct the tenants to pay their rents directly to the lockbox account. All funds in the lockbox accounts are transferred to a cash management account and applied to debt service and reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Chase Manhattan Centre Loan:

       --------------------------------------------------------
                             ESCROWS/RESERVES

                             ----------------
       --------------------------------------------------------
        TYPE:                             INITIAL      MONTHLY
        Taxes ........................   $128,668     $128,668
        Insurance ....................   $117,873     $ 23,575
        Capital Expenditures .........   $      0     $  5,517
        Rollover Reserves(1) .........   $      0     $ 42,295
       --------------------------------------------------------

--------------------
(1)  In addition to the monthly reserve, there is a springing rollover reserve.

Springing Rollover Reserve. In addition to the monthly rollover reserve shown above, (a) in the event that the lease with JP Morgan is not extended on terms reasonably acceptable to lender on or before February 1, 2007, the Chase
Manhattan Centre Borrower is required to deposit into the Rollover Reserve, monthly through April, 2008, an amount equal to 1/15th of (i) $1,500,000 less
(ii) any amounts on deposit in the Rollover Reserve on February 1, 2007 and (b)
in the event that the lease with Morris Nichols Arsht & Tunnell is not extended on terms reasonably acceptable to lender on or before October 1, 2012, the
Chase Manhattan Centre Borrower is required to deposit into the Rollover
Reserve, monthly through December, 2013, an amount equal to the one-fifteenth
1/15th of (i) $1,250,000 less, (ii) any amounts on deposit in the Rollover
Reserve on October 1, 2012 (exclusive of any amounts allocated to the space demised to JP Morgan). Within two Business Days after the Chase Manhattan
Centre Borrower receives a lease termination or similar payment pursuant to any lease, the Chase Manhattan Centre Borrower is required to deposit such payment into the Rollover Reserve.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

YOUNAN DALLAS PORTFOLIO I
-------------------------

[PHOTOS OMITTED]

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          3
 Location (City/State)                                               Dallas, TX
 Property Type                                                           Office
 Size (Square Feet)                                                   1,005,787
 Physical Percentage Occupancy as of June 6, 2005                         82.3%
 Year Built/Renovated                                                 See Table
 Appraisal Value                                                   $112,100,000
 # of Tenant Leases                                                         187
 Average Rent Per Square Foot                                            $17.41
 Underwritten Economic Occupancy                                          82.3%
 Underwritten Revenues                                              $15,270,070
 Underwritten Total Expenses                                        $ 6,695,131
 Underwritten Net Operating Income (NOI)                            $ 8,574,939
 Underwritten Net Cash Flow (NCF)                                   $ 7,449,507
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       CRF
 Loan Group                                                                   1
 Origination Date                                               August 31, 2005
 Cut-off Date Principal Balance                                     $80,000,000
 Cut-off Date Loan Balance Per SF/Unit                                      $80
 Percentage of Initial Mortgage Pool Balance                               2.6%
 Number of Mortgage Loans                                                     1
 Type of Security (Fee/Leasehold)                                           Fee
 Mortgage Rate                                                          5.4200%
 Amortization Type                                                       IO-ARD
 IO Period (Months)                                                          24
 Original Term to Maturity/ARD (Months)                                      60
 Original Amortization Term (Months)                                        360
 Lockbox                                                                   Hard
 Cut-off Date LTV Ratio                                                   71.4%
 LTV Ratio at Maturity or ARD                                             68.5%
 Underwritten DSCR on NOI                                                 1.59x
 Underwritten DSCR on NCF                                                 1.38x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Younan Dallas Portfolio I Loan") is evidenced by a single promissory note secured by first mortgages encumbering three office properties (the "Younan Dallas Portfolio I Properties") located in Dallas, TX.
The Younan Dallas Portfolio I Loan represents approximately 2.6% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance.

The Younan Dallas Portfolio I Loan was originated on August 31, 2005, and has a principal balance as of the cut-off date of $80,000,000. The Younan Dallas
Portfolio I Loan has a remaining term of 57 months, an anticipated repayment date of September 8, 2010 and a scheduled maturity date of September 8, 2035.
The Younan Dallas Portfolio I Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United States
Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to 125% of the allocated loan amount) beginning two years after the creation of the securitization trust.
Voluntary prepayment of the Younan Dallas Portfolio I Loan is permitted on or after August 8, 2010 without penalty.

THE PROPERTIES. The Younan Dallas Portfolio I Properties consist of three office properties containing an aggregate 1,005,787 rentable square feet and located in Dallas, TX.

NORTH CENTRAL PLAZA -- The building was constructed in 1985 and is located at
12801 North Central Expressway, on the southwest corner of the LBJ Freeway and
Central Expressway, which according to a third-party appraiser is the second busiest intersection in Dallas.  The 16-story building features a marble entrance with glass curtain wall.  The building has a four-story atrium lobby with a 52-foot water sculpture centerpiece.  The building has 22,500-square foot floor plates which are divisible into multi-tenant floors.  North Central
Plaza contains a total of 349,569 rentable square feet.  There are 51 tenants that occupy the building, ranging from 928 square feet to 22,889 square feet.
Currently, the building is 79.2% occupied.  The average rent of the occupied space is $16.01 per square foot.

8080 CENTRAL -- The building was constructed in 1984 and is located at 8080
North Central Expressway.  The building has Roman architectural accents with a gabled roof and a six-story atrium entrance featuring green slate flooring.
The typical floor plates are 17,200 square feet.  8080 Central contains a total of 283,668 rentable square feet. There are 57 tenants that occupy the building, ranging from 267 square feet to 24,086 square feet.  Currently, the building is
85.3% occupied.  The average rent of the occupied space is $19.21 per square foot.

9400 CENTRAL -- The building was constructed in 1981 and renovated in 1999 and is located at 9400 North Central Expressway.  The property is a 16-story building that features reflective glass panels and a three-story, open-air lobby with granite floors.  The typical floor plates are 25,000 square feet.
9400 Central contains a total of 372,550 rentable square feet. There are 79 tenants that occupy the building, ranging from 192 square feet to 25,704 square feet.  Currently, the building is 83.0% occupied.  The average rent of the occupied space is $17.26 per square foot.

The following tables present certain information regarding the Younan Dallas
Portfolio I Loan Properties:

                             TENANT INFORMATION
--------------------------------------------------------------------------------
                                                              CREDIT RATINGS
 TENANT NAME                            PARENT COMPANY      (MOODY'S/S&P)(1)
--------------------------------------------------------------------------------

 Milliman & Robertson ..........   Milliman & Robertson           NR/NR
 Health Texas Provider .........   Health Texas Provider          NR/NR
 Snelling & Snelling ...........  Patriarch Partners, LLC         NR/NR
 Compass Bank .................. Compass Bancshares, Inc.         A1/A-
 Benefit Partners ..............     Benefit Partners             NR/NR
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 TENANT NAME                       SQUARE FEET  % OF GLA(2)   BASE RENT PSF    LEASE EXPIRATION
------------------------------------------------------------------------------------------------

 Milliman & Robertson ..........    53,540          5.3%         $  17.65          1/31/2007
 Health Texas Provider .........    48,415          4.8%         $  17.62          11/30/2011
 Snelling & Snelling ...........    45,368          4.5%         $  16.00          2/28/2009
 Compass Bank ..................    35,362          3.5%         $  19.50           3/1/2013
 Benefit Partners ..............    33,150          3.3%         $  15.50          11/30/2014
------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.
(2)  Based on 1,005,787 square feet

--------------------------------------------------------------------------------
                 YOUNAN DALLAS PORTFOLIO I PROPERTIES
                 ------------------------------------
                                                    YEAR
                                                  BUILT/       SQUARE
 PROPERTY                       CITY    STATE   RENOVATED      FEET
--------------------------------------------------------------------------------

 North Central Plaza III ...  Dallas     TX       1985        349,569
 Eighty-Eighty Central .....  Dallas     TX       1984        283,668
 9400 NCX ..................  Dallas     TX    1981/1999      372,550
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ....                                1,005,787
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 % OF
                                 TOTAL
 PROPERTY                     SQUARE FEET    OCCUPANCY        PRIMARY TENANT      APPRAISED VALUE
--------------------------------------------------------------------------------------------------

 North Central Plaza III ...  34.8%        79.2%         Snelling & Snelling       $ 30,800,000
 Eighty-Eighty Central .....  28.2%        85.3%        Health Texas Provider      $ 42,000,000
 9400 NCX ..................  37.0%        83.0%         Milliman & Robertson      $ 39,300,000
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .... 100.0%        82.3%                                   $112,100,000
--------------------------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Younan Dallas Portfolio I Properties:

                       LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------
                        NUMBER      SQUARE       % OF
                      OF LEASES      FEET        GLA       BASE RENT
 YEAR                  EXPIRING    EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------------------

 Vacant ............       NAP     177,609    17.7%           NAP
 Month-to-Month.....        11      26,990     2.7%      $   523,932
 2005 ..............        19      84,313     8.4%      $ 1,560,780
 2006 ..............        31      89,003     8.8%      $ 1,620,048
 2007 ..............        29     120,083    11.9%      $ 1,946,100
 2008 ..............        41     159,236    15.8%      $ 3,283,716
 2009 ..............        23     124,722    12.4%      $ 1,965,348
 2010 ..............         8      20,308     2.0%      $   339,192
 2011 ..............         9      78,586     7.8%      $ 1,259,577
 2012 ..............         3      31,674     3.1%      $   551,832
 2013 ..............        10      51,446     5.1%      $   909,276
 2014 ..............         2      29,609     2.9%      $   458,940
 2015 ..............         1      12,208     1.2%      $         0
 Thereafter ........         0           0     0.0%      $         0
----------------------------------------------------------------------
 TOTAL .............       187   1,005,787   100.0%      $14,418,741
----------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                       % OF BASE    CUMULATIVE    CUMULATIVE     CUMULATIVE     CUMULATIVE %
                         RENT      SQUARE FEET     % OF GLA      BASE RENT     OF BASE RENT
 YEAR                  EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING
--------------------------------------------------------------------------------------------

 Vacant ............       NAP        177,609       17.7%               NAP         NAP
 Month-to-Month.....      3.6%        204,599       20.3%      $    523,932        3.6%
 2005 ..............     10.8%        288,912       28.7%      $  2,084,712       14.5%
 2006 ..............     11.2%        377,915       37.6%      $  3,704,760       25.7%
 2007 ..............     13.5%        497,998       49.5%      $  5,650,860       39.2%
 2008 ..............     22.8%        657,234       65.3%      $  8,934,576       62.0%
 2009 ..............     13.6%        781,956       77.7%      $ 10,899,924       75.6%
 2010 ..............      2.4%        802,264       79.8%      $ 11,239,116       77.9%
 2011 ..............      8.7%        880,850       87.6%      $ 12,498,693       86.7%
 2012 ..............      3.8%        912,524       90.7%      $ 13,050,525       90.5%
 2013 ..............      6.3%        963,970       95.8%      $ 13,959,801       96.8%
 2014 ..............      3.2%        993,579       98.8%      $ 14,418,741      100.0%
 2015 ..............      0.0%      1,005,787      100.0%      $ 14,418,741      100.0%
 Thereafter ........      0.0%      1,005,787      100.0%      $ 14,418,741      100.0%
--------------------------------------------------------------------------------------------
 TOTAL .............    100.0%      1,005,787      100.0%      $ 14,418,741      100.0%
--------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Younan Dallas Portfolio Borrower's rent roll.

THE MARKET(2). The Younan Dallas Portfolio I Properties are three high-rise office buildings that are located in Dallas, Texas.  With a population of
5,761,057, the Dallas/Fort Worth metropolitan area is the ninth largest city in the United States.  From 2000 -- 2004, the area's population grew by 10.47%
which outpaced the state of Texas (7.46%) and the United States (4.09%).
Dallas is home to several of the largest corporations in the United States including American Airlines, Texas Health Resources, Southwestern Bell,
Verizon, Texas Instruments, Inc., JCPenney, ExxonMobil and Union Pacific
Railroad.

According to CB Richard Ellis ("CBRE"), the Dallas office market consists of 17 submarkets that total 176.6 million square feet of net rentable area.  The vacant square footage consists of 38.9 million square feet or 22.0%.  The average asking lease rate is $17.59 psf with total market absorption of 434,824
sf.

The Younan Dallas Portfolio I Properties are located in the Central Expressway submarket located along U.S. 75.  This highway connects downtown Dallas located to the south and the Plano and Richardson markets located to the north.
According to CBRE, the submarket consists of approximately 11.01 million square feet of office space which is broken down to 6.0 million square feet of Class A and 4.5 million square feet of Class B space.

As of the first quarter of 2005, the overall submarket vacancy rate was 19.65%.
The average overall lease rate was $18.41 psf.  CBRE noted that no new deliveries were made to the Central Expressway submarket during the first quarter of 2005 and there is also no new construction underway at this time.

Over the past three years, the submarket vacancy rate has been adversely affected due to a major construction project on the U.S. 75 (Central
Expressway) and IH-635 (LBJ Freeway) highways as well as the interchange known as the Dallas High Five.  On January 2, 2002, the Texas Department of
Transportation Dallas District and general contractor Zachry Construction
Corporation broke ground on the largest interchange in Texas.  This project was projected to be completed in January 2007; however it is now expected to be completed by December 2005.  When completed, the Dallas High Five will allow 8 lanes of travel on U.S. 75 and 10 lanes of travel along with four dedicated HOV lanes on I-635.  There will be a series of large, angled ramps that will allow a large number of automobiles to travel from highway to highway while maintaining highway speeds.  The North Central Plaza building is on the southwest corner of the intersection of the LBJ Freeway and Central Expressway.
The 9400 Central building is approximately 3.5 miles south of the North Central
Plaza building on the western side of Central Expressway and the 8080 Central building is 2.1 miles south of the 9400 Central building on the eastern side of
Central Expressway.  Due to their proximity to the Dallas High Five construction project, the Younan Dallas Portfolio I Properties were severely affected by the closures, detours and general inaccessibility that accompanied highway construction.  During the highway construction, the occupancy of the
Younan Dallas Portfolio I Properties did not decline below 70%.

The Younan Dallas Portfolio I Properties are located a few miles northeast of the Preston Hollow neighborhood in which many senior executives of area companies reside.  Preston Hollow is generally bound by Royal Lane to the north, Hillcrest Road to the east, Northwest Highway to the south and the
Dallas North Tollway to the west.  There are approximately 42,429 people within two miles of the center of Preston Hollow and the average household income is
$163,371.  Within a half a mile radius of the center of Preston Hollow, the average household income is $282,091.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrower, YPI Central Expressway Properties, L.P. (the
"Younan Dallas Portfolio I Borrower"), is a single purpose entity. The borrower is a Delaware limited partnership. The general partner of the Younan Dallas
Portfolio I Borrower, which holds a 0.1% interest, is YPI Central Expressway
GP, LLC (the "Younan GP"), a Delaware limited liability company.  The limited partner, which holds a 99.9% interest, is YPI Central Expressway Holding, L.P.
(the "Younan LP"), a Delaware limited partnership.  Younan Investment
Properties L.P., which is 100% owned by Zaya Younan, owns 16.90840% of the
Younan LP. The remainder of the interest in the Younan LP is owed by more than
20 other minority investors ranging from 0.19084% to 15.26713%. The Younan GP is 100% owned by the Younan LP.

According to Mr. Younan, Younan Properties Inc. ("Younan Properties") was
founded three years ago by Zaya Younan, who today operates as the company's chief executive officer.  Mr. Younan has over ten years of experience in commercial real estate and building operation management.  Younan Properties has a nine-person management team that possesses experience in acquisitions and dispositions, building operation, financing, leasing, asset management, and development.  The management team has 110 years of combined real estate experience, specializing in office, retail, multi-family, and hotel properties.
Since Younan Properties' inception the company has purchased over 30 office buildings totaling 5 million square feet and 2 full-service hotels with 780 rooms.  In the past two years, Younan Properties has also sold ten office buildings totaling 1 million square feet.  According to Mr. Younan, the average occupancy when the buildings were acquired was 40% and the average occupancy when the buildings were sold was 95%.  Younan Properties currently owns five office buildings totaling just over 1 million square feet in the Dallas market.

PROPERTY MANAGEMENT. The property manager for the Younan Dallas Portfolio I
Properties is Younan Investment Properties, L.P., which is an affiliate of the
Younan Dallas Portfolio I Borrower.

LOCKBOX. The Younan Dallas Portfolio I Loan requires a hard lockbox and springing cash management. At origination, the Younan Dallas Portfolio I
Borrower was required to establish a lockbox account. The loan documents require the Younan Dallas Portfolio I Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event"
has occurred, all funds in the lockbox accounts are transferred to an account designated by the Younan Dallas Portfolio I Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means, (i) an event of default, (ii) the aggregate debt service coverage ratio (including the mezzanine debt) as of the last day of any calendar quarter is less than 1.05 :1 or (iii) the anticipated repayment date.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Younan Dallas Portfolio I Loan:

                       ESCROWS/RESERVES
--------------------------------------------------------------
  TYPE:                              INITIAL        MONTHLY
--------------------------------------------------------------
  Taxes ........................   $1,452,218      $181,528
  Insurance ....................   $  108,946      $ 10,895
  Rollover Reserves ............   $1,000,000      $ 84,154
  Capital Expenditures .........   $1,000,000      $  8,416
  Other Reserve ................   $1,000,000      $      0
--------------------------------------------------------------

Other Reserve. Borrower was required to deposit at closing $1,000,000 for rollover costs into a separate account controlled by the Younan Dallas
Portfolio I Borrower, maintained at a financial institution selected by the
Younan Dallas Portfolio I Borrower.

ADDITIONAL DEBT. The Younan LP has incurred $7,660,000 of mezzanine debt secured by a pledge of its ownership in the Younan Dallas Portfolio I Borrower.
The lender was the original holder of the mezzanine debt and sold it to
Crescent Real Estate Capital, L.P. The mezzanine debt matures on September 8,
2010.

PARTIAL DEFEASANCE. Individual Younan Dallas Portfolio I Properties may be
released from the lien of the related mortgage upon partial defeasance by the
Younan Dallas Portfolio I Borrower of a principal amount equal to the highest of the following amounts (a) 125% of the allocated loan amount; (b) 85% of gross sales price for such property (allocated pro rata with mezzanine loan);
and (c) such other amount which results in a remaining unpaid principal balance of the Younan Dallas Portfolio I Loan supporting a minimum debt service coverage ratio of 1.25x on the actual debt service constant after the expiration of the interest only period.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

U-HAUL (COPYRIGHT)  SELF STORAGE PORTFOLIOS V, VI AND VII

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          56
 Location (City/State)                                                 See Table
 Property Type                                                      Self Storage
 Size (Square Feet)                                                    1,149,205
 Physical Percentage Occupancy as of March 31, 2005                     82.7%(1)
 Year Built/Renovated                                                  See Table
 Appraisal Value                                                    $104,885,000
 Average Monthly Rent Per Unit                                            $69.18
 Underwritten Economic Occupancy                                           83.7%
 Underwritten Revenues                                               $13,620,657
 Underwritten Total Expenses                                          $4,961,963
 Underwritten Net Operating Income (NOI)                              $8,658,689
 Underwritten Net Cash Flow (NCF)                                     $8,543,771
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Loan Group                                                                    1
 Origination Date                                                   June 8, 2005
 Cut-off Date Principal Balance                                      $77,481,552
 Cut-off Date Loan Balance Per SF/Unit                                       $67
 Percentage of Initial Mortgage Pool Balance                                2.5%
 Number of Mortgage Loans                                                      3
 Type of Security (Fee/Leasehold)                                            Fee
 Mortgage Rate                                                           5.6820%
 Amortization Type                                                       Balloon
 IO Period (Months)                                                            0
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         300
 Lockbox                                                                    Soft
 Cut-off Date LTV Ratio                                                    73.9%
 LTV Ratio at Maturity or ARD                                              57.0%
 Underwritten DSCR on NOI                                                  1.48x
 Underwritten DSCR on NCF                                                  1.46x
--------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for the U-Haul (Copyright) Self
     Storage Portfolio V, VI and VII Properties by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans") are evidenced by three cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 56 U-Haul (Copyright)  self storage properties (the
"U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Properties"). The
table below provides specific information about the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Properties. The U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans represent approximately 2.5% of the initial mortgage pool balance and 2.6% of the initial loan group 1 balance.

The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans were originated on June 8, 2005 and have an aggregate principal balance as of the cut-off date of $77,481,552. The U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Loans have a remaining term of 115 months to its maturity date of
July 1, 2015. The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Loans may be prepaid on or after January 1, 2015, and permit defeasance with
United States government obligations beginning two years after the creation of the securitization trust.

THE PROPERTIES. The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Loans are secured by the 56 U-Haul (Copyright)  Self Storage Portfolio V, VI
and VII Properties totaling 14,668 self storage units and 1,149,205 net rentable square feet. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Properties are located in 22 states across the U.S. The U-Haul (Copyright)
Self Storage Portfolio V, VI and VII Properties average 262 self storage units per location (ranging from 68 to 881 units per location) with an average unit size of 78 rentable square feet. The largest state concentrations are represented by Texas, with nine properties totaling 3,013 units (20.5% of total units); Florida, with four properties totaling 1,316 units (9.0% of total units); and Alabama, with five properties totaling 1,233 units (8.4% of total units). No other state represents more than 7.0% of the portfolio by unit count or square footage. Typical construction consists of either metal or concrete block framing on concrete slab foundations, with pitched, corrugated metal roofs. Exterior-access storage units generally have roll-up aluminum or metal doors. Interior-access storage units, some of which are climate-controlled, are either located within the main retail / office building, or in separate buildings built or converted specifically for interior-access storage.
Approximately 25.6% of the units in the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Properties are climate-controlled. Some U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Properties also have an apartment for an on-site manager. As of March 31, 2005, the U-Haul (Copyright)
Self Storage Portfolio V, VI and VII Properties were 82.7% occupied.

The following table presents certain information regarding the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Properties:

-----------------------------------------------------------------------------------------------
              U-HAUL (Copyright)  SELF STORAGE PORTFOLIO V, VI AND VII PROPERTIES
                                                                     % OF TOTAL
                                                            SELF       SELF
                                            APPROXIMATE   STORAGE     STORAGE
                                           YEAR BUILT /    SQUARE     SQUARE      SELF STORAGE
 U-HAUL (Copyright)  CENTER LOCATION         RENOVATED      FEET       FEET          UNITS
-----------------------------------------------------------------------------------------------

 Houston, Texas .........................  1985 / 1995    62,075        5.4%              881
 Yonkers, New York ......................     1950        54,149        4.7%              859
 Lancaster, California ..................  1985 / 2002    45,973        4.0%              452
 Miami, Florida .........................     1925        42,776        3.7%              712
 Independence, Missouri .................  1970 / 1993    35,700        3.1%              388
 Corpus Christi, Texas ..................     1965        34,767        3.0%              369
 Houston, Texas .........................     1977        34,761        3.0%              451
 Mobile, Alabama ........................     1970        32,868        2.9%              288
 Memphis, Tennessee .....................     1982        32,008        2.8%              415
 El Paso, Texas .........................  1971 / 2002    30,814        2.7%              331
 Detroit, Michigan ......................  1965 / 1978    29,750        2.6%              414
 San Angelo, Texas ......................     1980        29,650        2.6%              239
 Tuscaloosa, Alabama ....................  1970 / 1984    29,266        2.5%              420
 Pleasant Hills, Pennsylvania ...........     1978        27,622        2.4%              379
 Columbus, Ohio .........................     1974        26,796        2.3%              274
 Tampa, Florida .........................  1959 / 1990    26,564        2.3%              256
 Gretna, Louisiana ......................  1984 / 1993    25,100        2.2%              275
 Savannah, Georgia ......................   1977/1984     25,055        2.2%              351
 Columbus, Georgia ......................     1963        24,425        2.1%              280
 Houston, Texas .........................  1968 / 1979    23,024        2.0%              298
 Leesburg, Florida ......................     1984        22,490        2.0%              266
 Glendale, Arizona ......................   1988/1990     20,220        1.8%              177
 Roseburg, Oregon .......................     1981        19,950        1.7%              229
 Corpus Christi, Texas ..................     1960        18,569        1.6%              204
 Moon Town, Pennsylvania ................   1980/1982     18,371        1.6%              222
 Memphis, Tennessee .....................  1966 / 1984    18,300        1.6%              182
 Fontana, California ....................     1970        17,980        1.6%              228
 Topeka, Kansas .........................   1979/1985     17,450        1.5%              192
 Mobile, Alabama ........................     1945        17,217        1.5%              257
 Weymouth, Massachusetts ................     1959        16,690        1.5%              266
 Hartford, Connecticut ..................  1956 / 1994    16,305        1.4%              186
 Middletown, Ohio .......................     1950        15,696        1.4%              222
 Westfield, Massachusetts ...............     1955        15,000        1.3%              134
 Orange, Connecticut ....................   1939/1980     14,176        1.2%              196
 Bridgeport, Connecticut ................   1941/1990     14,143        1.2%              289
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                AVERAGE
                                            % OF TOTAL SELF     RENT/                     APPRAISED
 U-HAUL (Copyright)  CENTER LOCATION         STORAGE UNITS       UNIT     OCCUPANCY(1)      VALUE
---------------------------------------------------------------------------------------------------

 Houston, Texas .........................         6.0%        $  62.43        84.3%     $8,980,000
 Yonkers, New York ......................         5.9%        $  85.78        88.3%     $7,400,000
 Lancaster, California ..................         3.1%        $  89.84        89.0%     $4,500,000
 Miami, Florida .........................         4.9%        $  82.37        85.3%     $6,750,000
 Independence, Missouri .................         2.6%        $  70.85        73.3%     $2,100,000
 Corpus Christi, Texas ..................         2.5%        $  69.38        72.3%     $1,750,000
 Houston, Texas .........................         3.1%        $  43.22        73.7%     $1,850,000
 Mobile, Alabama ........................         2.0%        $  78.52        85.2%     $2,050,000
 Memphis, Tennessee .....................         2.8%        $  58.12        86.9%     $2,890,000
 El Paso, Texas .........................         2.3%        $  71.88        79.9%     $2,460,000
 Detroit, Michigan ......................         2.8%        $  75.34        66.3%     $1,865,000
 San Angelo, Texas ......................         1.6%        $  68.58        81.3%     $1,410,000
 Tuscaloosa, Alabama ....................         2.9%        $  40.20        71.8%     $1,700,000
 Pleasant Hills, Pennsylvania ...........         2.6%        $  76.38        89.3%     $3,490,000
 Columbus, Ohio .........................         1.9%        $  62.17        77.9%     $1,760,000
 Tampa, Florida .........................         1.7%        $  80.99        85.5%     $2,140,000
 Gretna, Louisiana ......................         1.9%        $  71.80        87.1%     $1,700,000
 Savannah, Georgia ......................         2.4%        $  55.19        92.6%     $1,960,000
 Columbus, Georgia ......................         1.9%        $  66.03        86.8%     $1,760,000
 Houston, Texas .........................         2.0%        $  52.33        75.1%     $1,360,000
 Leesburg, Florida ......................         1.8%        $  54.07        94.3%     $1,820,000
 Glendale, Arizona ......................         1.2%        $  87.08        93.2%     $2,200,000
 Roseburg, Oregon .......................         1.6%        $  55.99        86.6%     $1,210,000
 Corpus Christi, Texas ..................         1.4%        $  57.00        73.6%     $  800,000
 Moon Town, Pennsylvania ................         1.5%        $  88.92        93.1%     $2,510,000
 Memphis, Tennessee .....................         1.2%        $  69.18        94.9%     $1,600,000
 Fontana, California ....................         1.6%        $  76.41        83.4%     $1,890,000
 Topeka, Kansas .........................         1.3%        $  67.76        93.5%     $1,100,000
 Mobile, Alabama ........................         1.8%        $  60.67        86.7%     $1,350,000
 Weymouth, Massachusetts ................         1.8%        $  98.91        64.8%     $2,400,000
 Hartford, Connecticut ..................         1.3%        $  80.67        82.2%     $1,200,000
 Middletown, Ohio .......................         1.5%        $  39.03        65.5%     $  540,000
 Westfield, Massachusetts ...............         0.9%        $ 111.20        89.3%     $1,510,000
 Orange, Connecticut ....................         1.3%        $  85.83        68.9%     $1,970,000
 Bridgeport, Connecticut ................         2.0%        $  86.12        85.9%     $2,620,000
---------------------------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
               U-HAUL (C) SELF STORAGE PORTFOLIO V, VI AND VII PROPERTIES
               ----------------------------------------------------------
                                                                       % OF TOTAL
                                                             SELF        SELF
                                            APPROXIMATE    STORAGE      STORAGE
                                           YEAR BUILT /     SQUARE      SQUARE      SELF STORAGE
 U-HAUL (Copyright)  CENTER LOCATION         RENOVATED       FEET        FEET          UNITS
------------------------------------------------------------------------------------------------

 Cincinnati, Ohio .......................   1920/1928       13,079         1.1%           254
 Lebanon, New Hampshire .................   1976/1990       12,804         1.1%           247
 Macon, Georgia .........................     1966          12,707         1.1%           196
 Augusta, Georgia .......................     1996          12,610         1.1%           160
 Pensacola, Florida .....................     1977          12,330         1.1%            82
 Hyde Park, Massachusetts ...............  1920 / 1990      11,722         1.0%           210
 Washington, Pennsylvania ...............     1980          11,660         1.0%           167
 Olympia, Washington ....................   1939/1990       11,121         1.0%           203
 Livermore, California ..................     1982          11,000         1.0%           128
 Norwood, Massachusetts .................     1940          10,375         0.9%           147
 Saddle Brook, New Jersey ...............     1965          10,156         0.9%           160
 Birmingham, Alabama ....................   1970/2001       10,150         0.9%           123
 Wichita, Kansas ........................     1970          10,125         0.9%           117
 Birmingham, Alabama ....................   1960/1996       10,019         0.9%           145
 Pocatello, Idaho .......................   1980/1993        9,995         0.9%           137
 San Antonio, Texas .....................     1968           8,600         0.7%           135
 Grand Island, Nebraska .................     1979           8,392         0.7%            95
 Bloomsburg, Pennsylvania ...............   1986/1990        7,575         0.7%            68
 Greensburg, Pennsylvania ...............   1950/1981        7,124         0.6%           128
 Longview, Texas ........................     1939           6,961         0.6%           105
 Anaheim, California ....................   1955/1984        5,000         0.4%            79
------------------------------------------------------------------------------------------------
 TOTAL ..................................                1,149,205       100.0%        14,668
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                AVERAGE
                                            % OF TOTAL SELF     RENT/                      APPRAISED
 U-HAUL (Copyright)  CENTER LOCATION         STORAGE UNITS       UNIT     OCCUPANCY(1)      VALUE
----------------------------------------------------------------------------------------------------

 Cincinnati, Ohio .......................          1.7%        $ 50.05        71.0%     $  1,040,000
 Lebanon, New Hampshire .................          1.7%        $ 62.95        67.8%     $  1,480,000
 Macon, Georgia .........................          1.3%        $ 42.03        64.3%     $    375,000
 Augusta, Georgia .......................          1.1%        $ 62.05        87.1%     $  1,275,000
 Pensacola, Florida .....................          0.6%        $ 88.27        94.8%     $    675,000
 Hyde Park, Massachusetts ...............          1.4%        $ 80.27        84.7%     $  1,690,000
 Washington, Pennsylvania ...............          1.1%        $ 83.09        91.9%     $  1,650,000
 Olympia, Washington ....................          1.4%        $ 56.51        84.0%     $  1,250,000
 Livermore, California ..................          0.9%        $ 92.78        79.4%     $  1,420,000
 Norwood, Massachusetts .................          1.0%        $ 98.51        66.3%     $  1,620,000
 Saddle Brook, New Jersey ...............          1.1%        $ 87.45        83.5%     $  1,100,000
 Birmingham, Alabama ....................          0.8%        $ 67.42        88.9%     $    730,000
 Wichita, Kansas ........................          0.8%        $ 53.45        79.3%     $    570,000
 Birmingham, Alabama ....................          1.0%        $ 63.53        85.2%     $    900,000
 Pocatello, Idaho .......................          0.9%        $ 44.44        93.6%     $    810,000
 San Antonio, Texas .....................          0.9%        $ 55.37        88.8%     $    800,000
 Grand Island, Nebraska .................          0.6%        $ 55.23        88.3%     $    470,000
 Bloomsburg, Pennsylvania ...............          0.5%        $ 73.71        82.3%     $    425,000
 Greensburg, Pennsylvania ...............          0.9%        $ 54.31        88.4%     $  1,130,000
 Longview, Texas ........................          0.7%        $ 44.09        95.2%     $    450,000
 Anaheim, California ....................          0.5%        $ 59.89        95.0%     $    430,000
----------------------------------------------------------------------------------------------------
 TOTAL ..................................        100.0%        $ 69.18        82.7%     $104,885,000
----------------------------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for each property by square footage.

THE BORROWERS. One set of co-borrowers is associated with each of the three promissory notes comprising the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Loans: AREC 2, LLC and UHIL, 2, LLC; AREC 4, LLC and UHIL 4, LLC;
and AREC 7, LLC and UHIL 7, LLC (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Borrowers"). Each of these entities is a single-purpose Delaware limited liability company. AREC Holdings, LLC owns 100%
of the beneficial interests in AREC 2, LLC, AREC 4, LLC, and AREC 7, LLC. AREC
Holdings, LLC is wholly owned by AMERCO Real Estate Company, which, in turn, is a wholly-owned subsidiary of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AO+PA). The
properties are net leased to UHIL 2, LLC, UHIL 4, LLC, and UHIL 7, LLC (the
"Lessees"), and the Lessees are co-borrowers under the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans. UHI Lease Holdings, LLC owns 100% of the beneficial interest in Lessees. UHI Lease Holdings, LLC is wholly owned by
U-Haul (Copyright)  International, Inc., which in turn is a wholly-owned subsidiary of AMERCO, Inc. An employee of CSC Entity Services, LLC serves as the independent director for the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Borrowers and the Lessees.

AMERCO Real Estate Company, U-Haul (Copyright)  Company of Florida, and AMERCO
Real Estate Company of Texas serve as the indemnitors for the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Loans. As stated above,
AMERCO Real Estate Company is a wholly-owned subsidiary of AMERCO ("AMERCO"),
Inc. AMERCO Real Estate Company reported total assets of $508 million as of
December 31, 2004. Total liabilities were reported at $260 million, resulting in shareholder's equity of $249 million. AMERCO Real Estate Company reported cash and cash equivalents of $4 million. AMERCO Real Estate Company generated total revenues of $52 million for the nine months ended December 31, 2004, and net earnings of $10 million.

AMERCO and its wholly-owned subsidiary AMERCO Real Estate Company filed petitions for relief under Chapter 11 on June 20, 2003 and August 13, 2003, respectively. The Chapter 11 filings resulted from an accounting reclassification, which adversely affected AMERCO's ability to renegotiate a
$400 million credit facility in June 2002. Consequently, AMERCO was unable to complete a $275 million bond offering, and therefore defaulted on a $100 million debt. A Plan of Reorganization was confirmed on February 25, 2004 calling for the full restoration of AMERCO's equity. On March 14, 2004, AMERCO emerged from Chapter 11 protection and entered into a $550 million exit financing credit facility. AMERCO's largest subsidiary, U-Haul (Copyright)
International, Inc. (an additional indemnitor for the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans as discussed below), did not file for
Chapter 11 protection.

U-Haul (Copyright)  International, Inc. serves as an additional indemnitor for the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans with respect to environmental matters only. U-Haul (Copyright)  International, Inc. is also a wholly-owned subsidiary of AMERCO, Inc. U-Haul (Copyright)  International,
Inc. reported total assets of $1.545 billion, total liabilities of $824 million, and shareholder's equity of $720 million as of December 31, 2004. The subsidiary reported cash and cash equivalents of $54 million. For the nine months ended December 31, 2004, U-Haul (Copyright)  International, Inc.
generated total revenues of $1.385 billion and net earnings of $104 million.

PROPERTY MANAGEMENT. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Properties are managed by the Lessees, which are wholly-owned subsidiaries of U-Haul (Copyright)  International, Inc.

LOCKBOX. A cash management account was established at closing in the joint names of the Lessees and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers will have access to funds in the cash

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       60

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

management account after payment of debt service. After a trigger event, funds in the cash management account will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon an event of default or if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis. The trigger period ends when the trigger event is cured.

The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Properties produce significant income from business lines other than self storage rental. These business lines include U-Haul (Copyright)  truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio of the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans, the majority of this ancillary non-storage income was excluded. However, this ancillary income flows through the cash management account and is available for debt service. The actual trailing
12-month net cash flow from the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Properties totals $12,907,502, which translates to a 2.21x debt service coverage ratio for the U-Haul (Copyright)  Self Storage Portfolio V, VI
and VII Loans.

ESCROWS. The following escrow / reserve accounts have been established with respect to the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
 TYPE:                                               INITIAL        MONTHLY
--------------------------------------------------------------------------------
  Taxes .............................              $356,377          $0
  Insurance .........................               $23,595          $0
  Capital Expenditures ..............                    $0     $14,365
  Immediate Repair Reserves .........            $1,531,517          $0
  Environmental Reserves ............            $1,409,625          $0
--------------------------------------------------------------------------------

Tax Escrows. Provided that no Trigger Event has occurred and is continuing, that a sum equal to not less than six times the monthly installment amount (as may be adjusted by the lender from time to time) is on deposit, and that the
U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Borrowers have delivered to the lender evidence of payment of all taxes within 15 days of the date such sums were due and payable, then the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers may cease making monthly tax escrow deposits.

Insurance Escrows. Provided that no Trigger Event has occurred and is continuing, that a sum equal to not less than three times the monthly installment amount (as may be adjusted by the lender from time to time) is on deposit, and that the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Borrowers have delivered to the lender evidence of payment of all insurance premiums within 15 days of the date such sums were due and payable, then the
U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Borrowers may cease making monthly insurance escrow deposits. The required three months of estimated premiums were collected at closing.

Capital Expenditure Reserves. Provided that no Trigger Event has occurred and is continuing and that a sum equal to not less than 12 times the monthly installment amount is on deposit, then the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers may cease making monthly capital expenditures escrow deposits.

Immediate Repair and Environmental Reserves. Up-front reserves were collected for all identified immediate repairs and environmental conditions identified in the property condition reports and environmental site assessments, respectively.

ADDITIONAL DEBT. Up to approximately $50,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Borrowers and in other AMERCO subsidiaries that are borrowers on similar first mortgage loans in the aggregate amount of $480,000,000, secured by 321 properties. Subordinate debt will be subject to a maximum aggregate loan-to-value of 85% and a debt service coverage ratio (in combination with the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans) of no less than 1.15x.

PARTIAL DEFEASANCE. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Borrowers may elect to defease the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       61

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

LOWE TYSON'S CORNER
-------------------

                     [LOWE TYSON'S CORNER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Real Properties                                        2
  Location (City/State)                                             Vienna, VA
  Property Type                                                         Office
  Size (Square Feet)                                                   431,861
  Physical Percentage Occupancy as of October 31, 2005                   93.2%
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $101,000,000
  # of Tenant Leases                                                        50
  Average Rent Per Square Foot                                          $19.89
  Underwritten Economic Occupancy                                        91.5%
  Underwritten Revenues                                             $9,775,331
  Underwritten Total Expenses                                       $3,673,397
  Underwritten Net Operating Income (NOI)                           $6,101,934
  Underwritten Net Cash Flow (NCF)                                  $5,468,872
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                          September 30, 2005
  Cut-off Date Principal Balance                                   $68,000,000
  Cut-off Date Loan Balance Per SF/Unit                                   $157
  Percentage of Initial Mortgage Pool Balance                             2.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                                         Fee
  Mortgage Rate                                                        4.9360%
  Amortization Type                                                 IO-Balloon
  IO Period (Months)                                                        35
  Original Term to Maturity/ARD (Months)                                    86
  Original Amortization Term (Months)                                      360
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 67.3%
  LTV Ratio at Maturity or ARD                                           62.9%
  Underwritten DSCR on NOI                                            1.40x(1)
  Underwritten DSCR on NCF                                            1.26x(2)
--------------------------------------------------------------------------------

--------------------
(1)  Science Applications International Corp. ("SAIC"), a tenant at 1953 Gallows
     Rd, has given notice of its desire to vacate 26,606 SF, while extending the lease term for five years at a higher rent in 38,918 SF. Interealty, a tenant at 1951 Kidwell Dr., has given notice of its desire to vacate 4,720
     SF, while extending the lease term at a higher rent in 22,486 SF. Pro forma for these changes, if appoved by the lender, the Underwritten NOI goes to
     $5,692,548 and the Underwritten DSCR on NOI goes to 1.31x. The Interest
     Only coverage is currently 1.79x and goes to 1.67x after the tenancy changes.

(2)  Pro forma for the tenancy changes in Footnote 1, the Underwritten NCF goes to $5,104,064 and the DSCR on Underwritten NCF goes to 1.17x. The Interest
     Only coverage is 1.61x and goes to 1.50x after the tenancy changes.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       62

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [LOWE TYSON'S CORNER LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       63

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lowe Tyson's Corner Loan") is evidenced by a promissory note secured by a first mortgage encumbering two multi-tenant office buildings located in Vienna, Virginia. The Lowe Tyson's Corner Loan has a
principal balance of $68,000,000 as of the cut-off date and represents approximately 2.2% of the initial mortgage pool balance and approximately 2.3%
of the initial loan group 1 balance.

The Lowe Tyson's Corner Loan was originated on September 30, 2005 and has a remaining term of 83 months to its maturity date of November 1, 2012. The Lowe
Tyson's Corner Loan may be prepaid on or after October 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of securitization trust.

THE PROPERTIES. The Lowe Tyson's Corner Loan is secured by two Class B multi-story office buildings in the Tysons Corner submarket of northern
Virginia, approximately 13 miles from Washington, D.C. Situated only one quarter of a mile from each other, the two properties are located within the
Tysons Corner market and offer easy access to I-495. 1951 Kidwell Drive
("Kidwell Drive") is a nine-story office building that was constructed in 1980 and contains 175,589 square feet. The building is currently 92.8% occupied. The collateral also includes 570 parking spaces, a number of which are underground covered parking. 1953 Gallows Road ("Gallows Road") is an eight-story office building that was constructed in 1983. The 256,272 square feet building is currently 93.5% occupied. The collateral also includes 969 parking spaces, both above and underground. A 2.92-acre parcel of vacant land is also part of the
Tysons Corner Development Parcel. The parcel has development potential of up to
150,000 square feet of residential, office, or hotel space.

The following tables present certain information regarding the Lowe Tyson's
Corner Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                          LOWE TYSON'S CORNER PROPERTIES
                                          ------------------------------

                                                            SQUARE    % OF TOTAL                                        APPRAISED
 PROPERTY                     CITY    STATE    YEAR BUILT    FEET    SQUARE FEET    OCCUPANCY     PRIMARY TENANT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

 Kidwell Drive ...........  Vienna     VA        1980       175,589      40.7%        92.8%      Gray Hawk Systems    $ 39,000,000
 Gallows Road ............  Vienna     VA        1983       256,272      59.3%        93.5%    Science Applications   $ 62,000,000
                                                                                                International Corp.
                                                            -------     -----                                         ------------
 TOTAL/WEIGHTED AVERAGE ..                                  431,861     100.0%        93.2%                           $101,000,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
                                                   ------------------
                                                                     CREDIT RATINGS    SQUARE    % OF    BASE RENT       LEASE
 TENANT NAME                             PARENT COMPANY             (MOODY'S/S&P)(1)    FEET     GLA        PSF      EXPIRATION(2)
-----------------------------------------------------------------------------------------------------------------------------------

 Science Applications
   International Corp..... Science Applications International Corp.       A3/A--       74,019    17.1%     $22.12      4/30/2006
 Gray Hawk Systems .......     Mantech International Corporation          NR/NR        35,149     8.1%     $23.42      4/30/2016
 Delex Systems Inc. ......            Delex Systems Inc.                  NR/NR        32,765     7.6%     $27.04      2/28/2011
 Indus Corporation .......                Indus Group                     NR/NR        31,900     7.4%     $22.08      10/31/2011
 Interealty Corp. ........           Geac Computer Limited                NR/NR        27,206     6.3%     $20.41      12/31/2005
 TecSec ..................            TecSec Incorporated                 NR/NR        22,154     5.1%     $29.54      7/31/2010
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  SAIC has leases on six suites with varying expiry dates ranging from
     10/31/05 through 11/30/07. 1,000 SF expired on 10/31/05; 7,495 SF expires on 12/31/05; 32,725 SF expires on 4/30/06; 6,193 SF expires on 6/30/06; and
     26,606 SF expires on 11/30/07.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       64

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Lowe Tyson's Corner Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
                                                 --------------------------
                      NUMBER     SQUARE      % OF                  % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET       GLA       BASE RENT      RENT    SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       29,336      6.8%            NAP       NAP       29,336         6.8%            NAP        NAP
 Month-to-Month ..       1            0      0.0%     $    2,400       0.0%      29,336         6.8%     $    2,400        0.0%
 2005 ............       5       35,701      8.3%     $  734,016       8.5%      65,037        15.1%     $  736,416        8.6%
 2006 ............       4       50,106     11.6%     $1,159,322      13.5%     115,143        26.7%     $1,895,738       22.1%
 2007 ............       7       50,456     11.7%     $1,207,493      14.1%     165,599        38.3%     $3,103,231       36.1%
 2008 ............       6       26,398      6.1%     $  599,463       7.0%     191,997        44.5%     $3,702,694       43.1%
 2009 ............       7       28,968      6.7%     $  659,952       7.7%     220,965        51.2%     $4,362,646       50.8%
 2010 ............       8       62,686     14.5%     $1,463,208      17.0%     283,651        65.7%     $5,825,854       67.8%
 2011 ............       5       67,723     15.7%     $1,658,370      19.3%     351,374        81.4%     $7,484,224       87.1%
 2012 ............       1       13,771      3.2%     $  158,367       1.8%     365,145        84.6%     $7,642,591       89.0%
 2013 ............       2       29,142      6.7%     $   63,059       0.7%     394,287        91.3%     $7,705,650       89.7%
 Thereafter ......       4       37,574      8.7%     $  885,060      10.3%     431,861       100.0%     $8,590,710      100.0%
------------------      --      -------    -----      ----------     -----      -------       -----      ----------      -----
 TOTAL ...........      50      431,861    100.0%     $8,590,710     100.0%     431,861       100.0%     $8,590,710      100.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Lowe Tyson's Corner Loan Borrower's rent roll.

THE MARKET.(2)  The Tysons Corner submarket is Virginia's largest office market with 26.8 million square feet of office space. Reis Reports, Inc. estimates average office rental sales to be $27.89 per square foot. Average in-place rents (inclusive of rent bumps through early 2006) are $20.26 and $20.49 at
Gallows Rd. and Kidwell Dr., respectively, which are well below the average market rates.

The fundamentals of the Tysons Corner submarket, as well as those of the surrounding submarkets, are rapidly improving as a result of increased homeland security spending and an improving national economy. Vacancy at the end of Q2
2005 was 12.6%, which was down from 13.8% at the end of first quarter of 2005 and 14.8% at the end of 2004. Only one building is under construction in the submarket and will deliver 320,000 fully leased square feet later this fall.

In addition to office, the submarket is also one of the largest retail centers in the region with more than 4 million square feet of space. The retail anchors of this market are the two super regional malls, The Galleria and Tysons Corner
Center. Tysons Corner Center just underwent renovation making it the sixth largest mall in the United States at more than 2.5 million square feet.
Additionally, Tysons Corner has 1 million square feet of industrial/flex space as well as the largest concentration of hotels in the county: 13 with over
3,700 rooms.

THE BORROWERS. The properties were acquired by LR Kidwell, LLC, a Delaware limited liability company, and LR Gallows, LLC, a Delaware limited liability company, (the "Lowe Tyson's Corner Borrowers") both directly or indirectly owned by Lowe Real Estate Income and Growth Partners, LLC ("LREIGP"), a
value-added opportunity fund. LREIGP is sponsored by Lowe Enterprises
Investment Management, LLC ("LEIM"), which is a subsidiary of Lowe Enterprises,
Inc. As of the end of second quarter 2005, LREIGP owned real estate assets valued at over $185 million and as of August 31, 2005 had raised equity of $201 million.

Lowe Enterprises, Inc. is a privately owned company with forty-two employee shareholders headquartered in Los Angeles, California. The company was founded in 1972 by Robert J. Lowe who today is the Chairman and Chief Executive. Over the past 33 years, Lowe has developed, acquired, or managed more than $7 billion of real estate assets. LEIM, the managing member of the Fund, is a registered investment advisor that is ranked number twenty-two out of the top fifty real estate asset managers. Since its founding in 1990, LEIM has invested over $2.9 billion of equity capital in 99 properties with an aggregate value of
$3.4 billion.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       65

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The properties are managed by New Boston Management
Services, Inc., a Massachusetts Corporation.

LOCKBOX. The Lowe Tyson's Corner Borrowers are required to notify and direct each tenant under each lease to send all payments of rent or an item payable under the related lease directly to the applicable lockbox. Amounts on deposit in a lockbox will automatically be transferred daily to the applicable cash management account and will be applied daily in the following order to: (i)
fund the tax reserve, (ii) pay monthly debt service, (iii) fund the replacement reserve, (iv) pay any other amounts due Lender, and (v) provided no event of default has occurred and remains uncured, the remainder will be remitted to the
Borrowers.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Lowe Tyson's Corner Properties:

        -----------------------------------------------------------
                             ESCROWS / RESERVES
                             ------------------
          TYPE:                              INITIAL      MONTHLY
        -----------------------------------------------------------
          Taxes ........................   $  187,313     $62,438
          Capital Expenditures .........   $        0     $ 9,015
          Rollover Reserve .............   $  650,000     $     0
          Other Reserve ................   $2,870,437     $     0
        -----------------------------------------------------------

Other Reserve. An upfront deposit was reserved for certain pre-existing tenant improvements and leasing commissions.

RELEASE PROVISIONS.  Prior to January 1, 2008, the Tyson's Corner Borrower may
release one or more of the Gallows Property, the Kidwell Drive Property or the
Tysons Corner Development parcel. Partial release is permitted subject to certain conditions set forth in the related loan documents and a payment equal to 125% of the allocated Loan amount attributed to such property for the
Gallows Road and Kidwell Drive properties and $1,250,000 for the Tysons Corner
Development Parcel, plus, in each case, yield maintenance.

PARTIAL DEFEASANCE. Any of the Gallows Road property, the Kidwell Drive property or the Tysons Corner Development parcel may be released from the Lowe
Tyson's Corner Loan by partial defeasance in an amount equal to 125% of the allocated loan amount for each of the Gallows Road and the Kidwell Drive properties and $1,250,000 for the Tyson's Corner Development parcel beginning on January 1, 2008 and prior to October 1, 2012, provided that (i) the debt service coverage ratio (DSCR) immediately following the release is not less than the DSCR immediately prior to the release, (ii) the loan-to-value ratio immediately following the release is not greater than 66% and (iii) with respect to the development parcel, additional conditions are satisfied including providing evidence that the development parcel constitutes a separate tax lot and is legally subdivided.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       66